                                                                     EXHIBIT 2.1

                                                                [EXECUTION COPY]





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                      AGREEMENT AND PLAN OF REORGANIZATION

                                  BY AND AMONG

                              LISN HOLDINGS, INC.,

                                  ORIUS CORP.,

                                       AND

                             ORIUS MERGER SUB., INC.




================================================================================








                                November 8, 1999

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

Section 1.  Authorization; Transactions...........................................................................2
         1A.      Authorization of Transactions Occurring on or Prior to the Closing Date.........................2
         1B.      Transactions Occurring on the Closing Date......................................................5
         1C.      Closing........................................................................................12
         1D.      Determination of Estimated Orius Investor Value and Estimated LISN
                  Investor Value.................................................................................12
         1E.      Post-Closing Adjustments.......................................................................13
         1F.      Delivery of Securities.........................................................................15

Section 2.  Conditions of Obligations of LISN and Each of the LISN Shareholders and the Investors
         at the Closing..........................................................................................16
         2A.      Representations and Warranties; Covenants......................................................16
         2B.      Amendment of Articles of Incorporation.........................................................16
         2C.      Bylaws.........................................................................................16
         2D.      Investor Rights Agreement......................................................................16
         2E.      Orius Exchange Transaction.....................................................................16
         2F.      Purchase Transaction...........................................................................17
         2G.      New Series B Preferred Retained by HIG West....................................................17
         2H.      Put/Call Shares Retained by Orius Stockholders.................................................17
         2I.      Retained Shares................................................................................17
         2J.      Senior Management Agreement....................................................................18
         2K.      Escrow Agreement...............................................................................18
         2L.      Litigation.....................................................................................18
         2M.      Filings........................................................................................18
         2N.      Third Party Consents and Approvals.............................................................18
         2O.      Governmental Consents and Approvals............................................................18
         2P.      Material Adverse Change........................................................................19
         2Q.      Option Termination Transaction.................................................................19
         2R.      Opinion of Orius's Counsel.....................................................................19
         2S.      Opinion of Special Counsel to Orius Stockholders...............................................19
         2T.      Senior Debt Financing..........................................................................19
         2U.      Senior Subordinated Debt Financing.............................................................19
         2V.      Proceedings....................................................................................20
         2W.      Closing Documents..............................................................................20
         2X.      Waiver.........................................................................................20

Section 3.  Conditions of the Obligations of Orius and the Orius Stockholders at the Closing.....................21
         3A.      Representations and Warranties; Covenants......................................................21
         3B.      Put/Call Shares Retained by Orius Stockholders.................................................21
         3C.      Litigation.....................................................................................21

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
         3D.      Filings........................................................................................21
         3E.      Third Party Consents and Approvals.............................................................21
         3F.      Governmental Consents and Approvals............................................................22
         3G.      Opinion of LISN's Counsel......................................................................22
         3H.      Investment Transaction.........................................................................22
         3I.      HIG Transactions...............................................................................22
         3J.      Material Adverse Change........................................................................22
         3K.      Closing Certificates...........................................................................22
         3L.      Waiver.........................................................................................23

Section 4.  Pre-Closing Covenants and Agreements.................................................................23
         4A.      General........................................................................................23
         4B.      Maintenance of Business........................................................................23
         4C.      Third Party Notices and Consents...............................................................23
         4D.      Governmental Notices and Consents..............................................................23
         4E.      Operation of Business..........................................................................23
         4F.      Full Access....................................................................................24
         4G.      Compliance with Agreements and Laws............................................................25
         4H.      Payment of Obligations.........................................................................25
         4I.      Notice of Material Developments................................................................25
         4J.      Exclusivity....................................................................................25
         4K.      Tax Matters....................................................................................26

Section 5.  Representations and Warranties of Orius..............................................................27
         5A.      Organization, Corporate Power and Licenses.....................................................27
         5B.      Capital Stock and Related Matters..............................................................27
         5C.      Subsidiaries; Investments......................................................................28
         5D.      Authorization; No Breach. .....................................................................29
         5E.      Financial Statements...........................................................................29
         5F.      Absence of Undisclosed Liabilities.............................................................30
         5G.      Accounts Receivable............................................................................30
         5H.      Service Warranty; Service Certifications.......................................................30
         5I.      Service Liability..............................................................................31
         5J.      No Material Adverse Effect.....................................................................31
         5K.      Absence of Certain Developments................................................................31
         5L.      Assets.........................................................................................33
         5M.      Tax Matters....................................................................................33
         5N.      Contracts and Commitments......................................................................35
         5O.      Intellectual Property Rights...................................................................38
         5P.      Litigation, etc................................................................................39
         5Q.      Brokerage......................................................................................40
         5R.      Insurance......................................................................................40
         5S.      Employees......................................................................................40
         5T.      ERISA..........................................................................................41

         5U.      Compliance with Laws; Permits; Certain Operations..............................................42
         5V.      Environmental and Safety Matters...............................................................43
         5W.      Affiliated Transactions........................................................................44
         5X.      Suppliers and Customers........................................................................44
         5Y.      Real Property..................................................................................44
         5Z.      Regulatory Status. ............................................................................46
         5AA.     Merger Sub.....................................................................................46
         5BB.     Disclosure.....................................................................................47
         5CC.     Closing Date...................................................................................47

Section 6.   Representations and Warranties of LISN..............................................................47
         6A.      Organization, Corporate Power and Licenses.....................................................48
         6B.      Capital Stock and Related Matters..............................................................48
         6C.      Subsidiaries; Investments......................................................................49
         6D.      Authorization; No Breach. .....................................................................49
         6E.      Financial Statements...........................................................................50
         6F.      Absence of Undisclosed Liabilities.............................................................50
         6G.      Accounts Receivable............................................................................51
         6H.      Service Warranty; Service Certifications.......................................................51
         6I.      Service Liability..............................................................................51
         6J.      No Material Adverse Effect.....................................................................51
         6K.      Absence of Certain Developments................................................................52
         6L.      Assets.........................................................................................53
         6M.      Tax Matters....................................................................................54
         6N.      Contracts and Commitments......................................................................56
         6O.      Intellectual Property Rights...................................................................59
         6P.      Litigation, etc................................................................................60
         6Q.      Brokerage......................................................................................60
         6R.      Insurance......................................................................................60
         6S.      Employees......................................................................................61
         6T.      ERISA..........................................................................................61
         6U.      Compliance with Laws; Permits; Certain Operations..............................................63
         6V.      Environmental and Safety Matters...............................................................63
         6W.      Affiliated Transactions........................................................................64
         6X.      Suppliers and Customers........................................................................64
         6Y.      Real Property..................................................................................65
         6Z.      Regulatory Status. ............................................................................66
         6AA.     Disclosure.....................................................................................67
         6BB.     Closing Date...................................................................................67

Section 7.   Indemnification and Certain Other Agreements........................................................67
         7A.      Survival of Representations and Warranties.....................................................67
         7B.      General Indemnification. ......................................................................68
         7C.      Right to Offset Indemnity Obligations Against Outstanding Securities. .........................72

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
         7D.      Defense of Third Party Claims. ................................................................73
         7E.      Legend on Orius Securities Subject to Indemnification..........................................75
         7F.      Press Release and Announcements. ..............................................................75
         7G.      Confidentiality................................................................................76
         7H.      Further Assurances.............................................................................76

Section 8.  Definitions..........................................................................................76

Section 9.  Termination..........................................................................................91
         9A.      Conditions of Termination......................................................................91
         9B.      Effect of Termination..........................................................................93

Section 10.       Miscellaneous..................................................................................93
         10A.     Fees and Expenses..............................................................................93
         10B.     Remedies.......................................................................................93
         10C.     Transfer of Restricted Securities..............................................................94
         10D.     Consent to Amendments..........................................................................95
         10E.     Successors and Assigns.........................................................................95
         10F.     Severability...................................................................................96
         10G.     Counterparts...................................................................................96
         10H.     Descriptive Headings; Interpretation...........................................................96
         10I.     Entire Agreement...............................................................................96
         10J.     No Third-Party Beneficiaries...................................................................96
         10K.     Schedules......................................................................................96
         10L.     Cooperation on Tax Matters.....................................................................97
         10M.     Schedules and Exhibits.........................................................................97
         10N.     Governing Law; Jurisdiction and Venue; Service of Process; Waiver of Right to Jury
                  Trial..........................................................................................97
         10O.     Notices........................................................................................99
         10P.     No Strict Construction........................................................................102

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                             EXHIBITS AND SCHEDULES
                             ----------------------

Exhibits:
--------

Exhibit A         -        Articles of Incorporation
Exhibit B(i)      -        List of LISN Shareholders
Exhibit B(ii)     -        List of LISN Noteholders
Exhibit B(iii)    -        List of LISN Optionholders
Exhibit C         -        Form of Orius Junior Subordinated Note
Exhibit D         -        List of Investors
Exhibit E         -        Investment Agreement
Exhibit F         -        Certificate of Merger
Exhibit G         -        Note Exchange Agreement
Exhibit H         -        LISN Transmittal Letter
Exhibit I(iv)     -        Orius Joinder and Transmittal Agreement (Full Strip)
Exhibit I(v)      -        Orius Joinder and Transmittal Agreement (Securities Only)
Exhibit J(i)      -        Orius Joinder and Transmittal Agreement (Cash)
Exhibit J(ii)     -        Orius Joinder and Transmittal Agreement (Warrants)
Exhibit K         -        Orius Call Agreement
Exhibit L         -        Pledge and Voting Agreement
Exhibit M         -        Purchase Agreement
Exhibit N         -        Bylaws
Exhibit O         -        Investor Rights Agreement
Exhibit P         -        New Incentive Stock and Option Plan and Stock Option Agreement
Exhibit Q         -        Opinion of Counsel for Orius
Exhibit R         -        Opinion of Special Counsel to Orius Stockholders (White & Williams)
Exhibit S         -        Opinion of Special Counsel to Orius Stockholders (Hogan & Hartson)
Exhibit T         -        Bank Commitment Letter
Exhibit U         -        Bridge Loan Commitment Letter
Exhibit V         -        Orius Put Agreement
Exhibit W         -        Opinion of Counsel for LISN
Exhibit X         -        Lost Certificate Affidavit and Indemnity
Exhibit Y         -        Escrow Agreement
Exhibit Z(i)      -        HIG Put Agreement
Exhibit Z(ii)     -        HIG Call Agreement
Exhibit Z(iii)    -        HIG Pledge and Voting Agreement

Orius Stockholders Schedule
Orius Warrantholders Schedule
Orius Optionholders Schedule
LISN Shareholders Schedule
Orius Bonus Schedule

Disclosure Schedules:

Orius:
Orius Capitalization Schedule

Orius Investments and Orius Subsidiaries Schedule
Orius Restrictions Schedule
Orius Financial Statements Schedule
Orius Liabilities Schedule
Orius Accounts Receivable Schedule
Orius Service Liability Schedule
Orius Developments Schedule
Orius Assets Schedule
Orius Taxes Schedule
Orius Contracts Schedule
Orius Intellectual Property Schedule
Orius Litigation Schedule
Orius Insurance Schedule
Orius Employees Schedule
Orius Employee Benefits Schedule
Orius Compliance Schedule
Orius Permits Schedule
Orius Environmental Schedule
Orius Affiliated Transactions Schedule
Orius Suppliers and Customers Schedule
Orius Real Property Schedule
Orius Indemnification Schedule




LISN:
LISN Organization, Corporate Power and Licenses Schedule
LISN Capitalization Schedule
LISN Investments and LISN Subsidiaries Schedule
LISN Restrictions Schedule
LISN Financial Statements Schedule
LISN Liabilities Schedule
LISN Accounts Receivable Schedule
LISN Service Liability Schedule
LISN Developments Schedule
LISN Assets Schedule
LISN Taxes Schedule
LISN Contracts Schedule
LISN Intellectual Property Schedule
LISN Litigation Schedule
LISN Insurance Schedule
LISN Employees Schedule
LISN Employee Benefits Schedule
LISN Compliance Schedule
LISN Permits Schedule

LISN Environmental Schedule
LISN Affiliated Transactions Schedule
LISN Suppliers and Customers Schedule
LISN Real Property Schedule
LISN Indemnification Schedule

                      AGREEMENT AND PLAN OF REORGANIZATION

                  THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is entered into as of November 8, 1999, by and among Orius Corp., a Florida corporation ("Orius"), Orius Merger Sub., Inc., an Ohio corporation and a wholly-owned subsidiary of Orius ("Merger Sub"), and LISN Holdings, Inc., an Ohio Corporation ("LISN"). Each capitalized term used and not otherwise defined herein has the meaning given to such term in Section 8 below.

                  Subject to the terms and conditions set forth herein, the parties hereto, and certain other Persons described herein, desire to consummate each of the following: (i) H.I.G. Cable, Inc., a Cayman Islands corporation ("HIG Cable"), desires to sell to LISN, Inc., an Ohio corporation ("Purchaser") for cash, and Purchaser desires to purchase from HIG for cash, certain shares of Orius Series A Preferred Stock, par value $.01 per share ("Orius Series A Preferred") and the Orius Convertible Note (as further described below, the "Purchase Transaction"); (ii) H.I.G. Cable West, Inc., a Cayman Islands corporation ("HIG West" and, collectively with HIG Cable, "HIG"), desires to enter into an agreement with Purchaser (as further described below, the "HIG Put Agreement") pursuant to which at HIG West's election at a future date HIG West will be entitled to sell to Purchaser for cash all of its shares of Orius Series B Preferred Stock, par value $.01 per share ("Orius Series B Preferred"), which shares constitute all interests in Orius held by HIG other than those which HIG sells to Purchaser as contemplated by clause (i), and Purchaser desires to enter into an agreement with HIG West pursuant to which at Purchaser's election HIG West will be obligated to sell to Purchaser for cash the Orius Series B Preferred (as further described below, the "HIG Call Agreement"); (iii) holders of Orius common stock, $.01 par value per share (the "Orius Common Stock"), desire to exchange certain shares of such common stock for certain newly authorized junior subordinated notes of Orius (as further described below, the "Orius Junior Notes") and Orius Series C Participating Preferred Stock, par value $.01 per share (as further described below, the "Series C Participating Preferred") and cash; (iv) certain holders of Orius Common Stock desire to enter into an agreement with Orius (as further described below, collectively, the "Orius Put Agreements") pursuant to which, at each such holder's election at a future date, such holder will be entitled to sell to Orius certain shares of Orius Common Stock for cash, Series C Participating Preferred and Orius Junior Notes, and Orius desires to enter into an agreement with each such holder (as defined below, collectively, the "Orius Call Agreements") pursuant to which, at Orius's election, each such holder will be obligated to sell to Orius such Orius Common Stock for cash, Series C Participating Preferred and Orius Junior Notes, as specified therein; (v) certain holders of Orius Common Stock, and the holders of all outstanding Orius Warrants (each of such Persons listed on the Orius Warrantholders Schedule hereto, an "Orius Warrantholder", and all of such Persons collectively, the "Orius Warrantholders"), desire to sell to Orius for cash, and Orius desires to purchase from such Persons for cash, all of their shares of Orius Common Stock and Orius Warrants; (vi) Orius desires to acquire LISN, and LISN desires to be acquired by Orius, by means of a merger of Merger Sub with and into LISN, with LISN surviving such merger, and with all of LISN's outstanding common stock (other than the Vanke Shares, which shall remain outstanding after the LISN Merger), and preferred stock being converted thereby into shares of Orius Class B Common Stock, par value $.01 per share (the "Orius Class B Common" and, collectively with the Orius Common Stock, the "Orius

Common") and Series C Participating Preferred (as further described below, the "LISN Merger"), with all outstanding options to acquire LISN common stock being converted thereby into options to acquire Orius Class B Common and Series C Participating Preferred, and by means of an exchange of Orius Junior Notes for all outstanding LISN junior subordinated notes, and all accrued and unpaid interest thereon (as further described below, the "Note Exchange" and, collectively with the New LISN Note Exchange and the LISN Merger, the "LISN Merger Transactions"); (vii) Orius desires to terminate all outstanding Orius employee stock options contemporaneously with the consummation of the foregoing transactions and make certain cash payments to the holders thereof; and (viii) Orius and LISN desire to finance the transactions contemplated hereby, including related fees and expenses, and to refinance all of their respective existing senior bank debt, through (A) the issuance by certain Subsidiaries of Orius and LISN of senior debt and senior subordinated debt and (B) the issuance and sale by LISN to Willis Stein and others (collectively, as further described below, the "Investors") of New LISN Notes (as further described below, the "Investment Transaction"). The New LISN Notes issued to the Investors at or prior to the Closing pursuant to the Investment Transaction will be converted into Orius Class B Common, Series C Participating Preferred and Orius Junior Notes pursuant to the LISN Merger (as further described below, the "New LISN Note Exchange").

                  NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the Parties hereby agree as follows:

                  Section 1.  Authorization; Transactions.

                  1A.      Authorization of Transactions Occurring on or Prior
to the Closing Date.

                  (i) Prior to the Closing Date, Orius shall authorize and duly file under the laws of the State of Florida an amended and restated articles of incorporation of Orius in the form of Exhibit A attached hereto (the "Articles of Incorporation"), and the Articles of Incorporation shall be in full force and effect under the laws of the State of Florida as of the Closing.

                  (ii) Orius shall authorize the issuance, upon consummation of the LISN Merger, of:

                           (a) the number of shares of Orius Class B Common, and the number of shares of Series C Participating Preferred, which shall be issuable in the aggregate upon the conversion pursuant to the LISN Merger of 90,275.68 outstanding shares of LISN Class B Common Stock, par value $.01 per share ("LISN Common"), and 90,879.51 outstanding shares of LISN Series A Preferred Stock, par value $.01 per share ("LISN Preferred"), with each of the foregoing amounts subject to adjustment as described below;

                           (b) options to purchase the number of shares of Orius Class B Common and the number of shares of Series C Participating Preferred pursuant to the New Incentive Stock and Option Plan and the Form of Stock Option Agreement attached hereto as Exhibit P (the "Converted LISN Employee Options"), which upon consummation of the LISN Merger shall be issuable in the aggregate upon conversion of the 2,905.55 shares of LISN

         Class A Common Stock which are subject to issuance under those outstanding options to purchase shares of LISN Common set forth on Exhibit B(iii) hereto (the "Existing LISN Employee Options");

                           (c) in exchange for the outstanding LISN 12% Junior Subordinated Notes, which are in the form originally issued pursuant to the LISN Recapitalization Agreement and are held by the LISN Noteholders in the initial principal amounts set forth on Exhibit B(ii) hereto (collectively, the "LISN Junior Notes"), including all accrued and unpaid interest thereon, Orius Junior Notes in an aggregate principal amount equal to the aggregate principal amount of, plus accrued and unpaid interest on, the LISN Junior Notes exchanged therefor; and

                           (d) the number of shares of Orius Class B Common and shares of Series C Participating Preferred, and Orius Junior Notes in the initial principal amount, issuable in the aggregate to the Investors pursuant to the Note Exchange Agreement, in exchange for the New LISN Notes issued to the Investors at or prior to the Closing pursuant to the Investment Agreement.

                  (iii) Orius shall authorize the issuance and delivery to the Persons listed on the Orius Stockholders Schedule attached hereto (such Persons, collectively with HIG, the "Orius Stockholders", and each of the Orius Stockholders individually, an "Orius Stockholder"), the number of shares of Series C Participating Preferred and Orius Junior Notes in an initial principal amount, and an amount of cash, which will be issuable hereunder in the aggregate in exchange for delivery to Orius by such Persons pursuant to the Full Strip Joinder Agreements of an aggregate of 12,221,939.72 shares of Orius Common (including in such aggregate amount the 4.5% of such number of shares of Orius Common Stock which will be delivered but retained by and returned to the holder thereof following such exchange), the number of shares of Series C Participating Preferred and Orius Junior Notes in an initial principal amount which will be issuable hereunder in the aggregate in exchange for delivery to Orius by such Persons pursuant to the Securities Only Joinder Agreements of an aggregate of 41,443.67 shares of Orius Common Stock (including in such aggregate amount the 9% of such number of shares of Orius Common Stock which will be delivered but retained by and returned to the holder thereof following such exchange), and the aggregate amount of cash which will be issuable hereunder in the aggregate in exchange for delivery to Orius by such Persons pursuant to the Cash Joinder Agreements of an aggregate of 1,088,467.61 shares of Orius Common Stock;

                  (iv) Orius shall authorize the delivery to the Warrantholders of the aggregate amount of cash which will be issuable hereunder in the aggregate in exchange for delivery to Orius by such Persons pursuant to the Warrant Joinder Agreements of an aggregate of Orius Warrants exercisable for an aggregate of 371,853.11 shares of Orius Common Stock;

                  (v) Orius shall authorize the issuance, pursuant to the New Incentive Stock and Option Plan and the form of Stock Option Agreement attached hereto as Exhibit P, an aggregate number of shares of Orius Common Stock, including shares of Orius Common Stock subject to issuance upon exercise of options (the "New Orius Options"), equal to

         5.00% of the Orius Common issued and outstanding upon consummation of the LISN Merger and the other transactions contemplated by this Agreement (after giving effect to the consummation of the repurchase of shares which are subject to the HIG Call Agreement and the HIG Put Agreement, the repurchase of shares which are subject to Orius Call Agreements and Orius Put Agreements and the repurchase of the Vanke Shares, and treating all shares of Orius stock which are held by Purchaser or any of Orius's other Subsidiaries as not outstanding) as follows: (x) New Orius Options for shares representing 1.25% of the Orius Common (calculated as described above) shall be reserved for grant to employees of Orius and its Subsidiaries which are hired after the Effective Time, and (y) New Orius Options for shares representing 3.0% of the Orius Common (calculated as described above) shall be reserved for issuance to current employees of Orius, in each case as recommended by Orius's chief executive officer and subject to approval by Orius's board of directors, and (z) Orius Common representing 0.75% of the Orius Common (calculated as described above) shall be reserved for issuance to William J. Mercurio ("Mercurio") pursuant to the terms of the Senior Management Agreement (the "Mercurio Employment and Stock Agreement") to be executed by Orius and Mercurio at or prior to the Closing.

                  (vi) Orius shall authorize and reserve for issuance upon conversion of the shares of Series C Participating Preferred issuable at the Closing and the shares of Series C Participating Preferred issuable upon exercise of the Orius Call Agreements and (without duplication) the Orius Put Agreements, as well as the shares of Series C Participating Preferred issuable upon exercise of the Converted LISN Employee Options, the aggregate number of shares of Orius Series D Preferred and Orius Common, and the aggregate amount of Orius Junior Notes, issuable upon conversion thereof.

                  (vii) LISN shall authorize the issuance to the Investors, pursuant to the Investment Agreement, in exchange for the Investment Amount in cash, LISN Notes in the form of Exhibit D hereto in an aggregate initial principal amount equal to the Investment Amount (the "New LISN Notes").

                  (viii) LISN shall cause the Purchaser, its indirectly held Subsidiary, to authorize the execution of the HIG Put Agreement in the form of Exhibit Z(i) hereto (the "HIG Put Agreement") with HIG West, dated as of the date hereof, pursuant to which at HIG West's election at a future date HIG West will be entitled to sell to Purchaser for cash all of outstanding shares of Orius Series B Preferred, as well as the HIG Call Agreement in the form of Exhibit Z(ii) hereto (the "HIG Call Agreement") pursuant to which at Purchaser's election HIG West will be obligated to sell to Purchaser for cash the Orius Series B Preferred, and the performance by Purchaser of its obligations thereunder.

                  (ix) LISN's articles of incorporation were amended to authorize 60,000 shares of Class C Common Stock, par value $.01 per share (the "LISN Class C Common"), for issuance to Donald J. Vanke as trustee of the Donald
J. Vanke Revocable Electing Small Business Trust (dated December 25, 1998) ("Vanke") in exchange for the 56,746.90 shares of LISN common stock held by Vanke subject to repurchase by LISN pursuant to Section 2.2(d) of the Recapitalization Agreement dated as of May 28, 1999 between and among LISN, LISN, Inc., Vanke, James S.

Hivnor, Donald L. Sanneman, Willis Stein & Partners II, L.P., Willis Stein & Partners Dutch, L.P.,and the other parties listed on the signature pages thereto, as amended, such issuance and exchange to occur prior to the LISN Merger (the "Vanke Exchange").

                  1B.      Transactions Occurring on the Closing Date.

                  (i) Investment Transaction. Pursuant to, and on the terms and subject to the conditions of the Investment Agreement in the form attached hereto as Exhibit E and dated as of the date hereof, by and among LISN and the Investors (the "Investment Agreement"), immediately prior to the Closing LISN shall sell to each Investor, and each Investor shall purchase from LISN, New LISN Notes in the initial principal amount set forth opposite such Person's name on Exhibit D hereto, in each case in exchange for the amount of cash set forth opposite such Investor's name on the Exhibit D attached hereto, payable in the manner set forth in the Investment Agreement (the "Investment Transaction").

                  (ii) The Vanke Exchange. Prior to the Closing, LISN and Vanke may consummate the Vanke Exchange.

                  (iii)    The LISN Merger Transactions.

                           (a) The LISN Merger. At the Closing, and upon satisfaction of the conditions to closing set forth below, Orius, Merger Sub and LISN shall execute and file with the Secretary of State in the State of Ohio the Certificate of Merger attached hereto as Exhibit F (the "Certificate of Merger"). Upon the filing of such Certificate of Merger with the Secretary of State of the State of Ohio (the date and time of such filing, the "Effective Time"), the Merger Sub shall be merged with and into LISN, the separate corporate existence of Merger Sub shall cease, and LISN, as the surviving corporation of such merger (the "LISN Merger"), shall continue to exist under the corporate name it possesses immediately prior to the Effective Time. At the Effective Time, (x) the outstanding shares of LISN Common will convert by operation of law into an aggregate number of shares of Orius Class B Common equal to the LISN Common Stockholders Common Share Number and an aggregate number of shares of Series C Participating Preferred equal to the LISN Common Stockholders Preferred Share Number, with each outstanding share of LISN Common converting into a proportionate amount of the LISN Common Stockholders Common Share Number of shares (or fraction thereof) of Orius Class B Common and a proportionate amount of the LISN Common Stockholders Preferred Share Number of shares (or fraction thereof) of Series C Participating Preferred, (y) the outstanding shares of LISN Preferred will convert by operation of law into an aggregate number of shares of Series C Participating Preferred equal to the LISN Preferred Stockholders Preferred Share Number, with each outstanding share of LISN Preferred converting into a proportionate amount of the LISN Preferred Stockholders Preferred Share Number of shares (or fraction thereof) of Series C Participating Preferred, and (z) the Existing LISN Employee Options will convert by operation of law into the Converted LISN Employee Options. For the avoidance of doubt, the parties acknowledge that if the Vanke Exchange has been consummated prior to the Closing, then the Vanke Shares will be LISN Class C Common and, notwithstanding any other provision hereof, will not convert into any other security or consideration upon consummation of the LISN Merger and shall remain outstanding thereafter subject to repurchase by LISN pursuant to the LISN Recapitalization Agreement. For the avoidance of doubt, the sum of the LISN Common Stockholders Preferred Share Number and the LISN Preferred Stockholders Preferred Share Number issued at the Effective Time shall not exceed the LISN Shareholders Preferred Share Number.

                           (b) The Note Exchanges. On the terms and subject to the conditions set forth in the Note Exchange Agreement in the form attached hereto as Exhibit G (the "Note Exchange Agreement"), as of the Effective Time Orius shall issue:

                                    (1) to each of the Persons listed on Exhibit
         B(ii) attached hereto (collectively, the "LISN Noteholders" and each individually a "LISN Noteholder") who is party thereto and delivers to Orius LISN Junior Notes to Orius in the aggregate initial principal amount set forth opposite such Person's name on Exhibit B(ii) hereto in accordance with such Agreement, Orius Junior Notes in an aggregate principal amount equal to the aggregate principal amount of, plus accrued and unpaid interest on, the LISN Junior Notes so exchanged, calculated through the Effective Time (such exchange of LISN Junior Notes for Orius Junior Notes, the "Junior Note Exchange"), and

                                    (2) against delivery of the New LISN Notes
         issued to the Investors pursuant to the Investment Agreement, and to the holders thereof in exchange therefor, (A) an aggregate number of shares of Orius Class B Common equal to the quotient determined by dividing (i) nine percent (9%) of the aggregate principal amount of the New LISN Notes issued at or prior to the Closing pursuant to the Investment Agreement by (ii) the Orius Common Value Per Share, (B) an aggregate number of shares of Series C Participating Preferred equal to the Investor Preferred Number, and (C) Orius Junior Notes in the aggregate initial principal amount equal to the Investor Note Amount (the "New LISN Note Exchange" and, collectively with the Junior Note Exchange and the LISN Merger, the "LISN Merger Transactions").

                           (c) Issuance and Delivery of LISN Merger Transactions Consideration. As of the Effective Time, to each Person holding LISN Common or LISN Preferred (collectively, the "LISN Shareholders") who delivers a LISN Transmittal Letter and Agreement in the form attached hereto as Exhibit H (the "LISN Transmittal Letter") and, in accordance with the terms and conditions set forth in the instructions thereto, surrenders to Orius therewith the number of shares of LISN Common and the number of shares of LISN Preferred set forth opposite such Person's name on Exhibit B(i) hereto, as well as LISN Junior Notes in the aggregate initial principal amount to be exchanged by such Person as set forth opposite such Person's name on Exhibit B(i) hereto pursuant to the Note Exchange, in each case under the caption "LISN Securities", Orius shall issue the shares of Orius Class B Common and shares of Series C Participating Preferred into which such shares of LISN Common converted in the LISN Merger, the number of shares of Series C Participating Preferred into which such shares of LISN Preferred converted in the LISN Merger, and Orius Junior Notes in an aggregate initial principal amount equal to the aggregate principal amount of, plus accrued and unpaid interest on, such LISN Junior Notes so delivered. At the written request of any such LISN Shareholder that Orius deliver to such LISN Shareholder prior to the final determination of Closing LISN Investor Value pursuant to Section 1E below, certificates for the securities issued to such Person in accordance with the foregoing, Orius shall (x) promptly deliver to such Person Orius Junior Notes issued to such Person pursuant to the Note Exchange Agreement, and (y) certificates representing the shares of Orius Class B Common and shares of Series C Participating Preferred issued upon conversion of such shares of LISN Common and LISN Preferred held by such Person immediately prior to the Effective Time, in amounts estimated pursuant to Section 1D, but only if such Person has executed and delivered to Orius a written agreement satisfactory to Orius to return such certificates to Orius upon final determination of the Closing LISN Investor Value pursuant to Section 1E if so requested by Orius in exchange for new certificates representing amounts of securities adjusted as contemplated by Section 1E. Each certificate issued pursuant to this subsection in an amount estimated pursuant to
         Section 1D shall bear a legend stating that the amount of securities represented thereby is subject to such adjustment and that such certificate shall be surrendered to Orius at such time as the amount of such securities is finally determined in accordance with Section 1E. Further, by operation of law each outstanding LISN Option shall become a Converted LISN Employee Option.

                  (iv) Exchange of Orius Common for "Full Strips". To each of the Orius Stockholders who has executed and delivered to Orius on or prior to the date hereof an Orius Joinder and Transmittal Agreement (Full Strip) in the form attached hereto as Exhibit I(iv) and dated as of the date hereof (each a "Full Strip Joinder Agreement", and all such Full Strip Joinder Agreements, collectively, the "Full Strip Joinder Agreements"), and who has delivered to Orius at or prior to the Closing the certificates, duly endorsed for transfer as required by such Full Strip Joinder Agreements, representing the number of outstanding shares of Orius Common set forth opposite such Person's name on the Orius Stockholders Schedule hereto under the heading "Full Strip Exchange", Orius shall, at the Closing:

                           (a) deliver cash in an amount equal to 95% of the Full Strip Cash Consideration Per Old Common Share, as estimated pursuant to Section 1D, multiplied by such number of outstanding shares of Orius Common Stock set forth opposite such Person's name on the Orius Stockholders Schedule hereto under the heading "Full Strip Exchange;

                           (b) issue the number of shares of Series C
         Participating Preferred equal to the Full Strip Preferred Consideration Per Old Common Share multiplied by such number of outstanding shares of Orius Common Stock set forth opposite such Person's name on the Orius Stockholders Schedule hereto under the heading "Full Strip Exchange";

                           (c) issue Orius Junior Notes in an aggregate principal amount equal to the Full Strip Junior Note Consideration Per Old Common Share multiplied by such number of outstanding shares of Orius Common Stock set forth opposite such Person's name on the Orius Stockholders Schedule hereto under the heading "Full Strip Exchange"; and

                           (d) promptly after the determination of Closing Orius Investor Value and Closing LISN Investor Value pursuant to Section 1E, Orius shall return to such Orius Stockholder the number of shares of Orius Common Stock equal to four and one-half percent (4.5%) multiplied by such number of outstanding shares of Orius Common Stock set forth opposite such Person's name on the Orius Stockholders Schedule hereto under the heading "Full Strip Exchange" and originally tendered by such Orius Stockholder to Orius.

         At the Closing, contemporaneously with delivering to each of the Orius Stockholders the cash consideration described in (a) above, Orius will deliver to the Escrow Agent pursuant to subsection (ix) below, 5% of the Full Strip Cash Consideration Per Old Common Share, as estimated pursuant to Section 1D, multiplied by the number of outstanding shares of Orius Common Stock set forth opposite such Person's name on the Orius Stockholders Schedule hereto under the heading "Full Strip Exchange."

                  FOR EXAMPLE: If (i) the Orius Common Value Per Share is $10, the Note Proportion is 35% and the Preferred Stock Proportion is 55%, and (ii) the number of outstanding shares of Orius Common Stock set forth opposite the name of an Orius Stockholder on the Orius Stockholders Schedule hereto under the heading "Full Strip Exchange" is 100, and such Orius Stockholder executes and delivers to Orius a Full Strip Joinder Agreement in respect of such 100 shares, and at the Closing delivers to Orius certificates representing such 100 shares, endorsed as required under the Joinder Agreement, then Orius will deliver to such Orius Stockholder at the Closing, $475 in cash (i.e., 95% of the product of 50% multiplied by 100 shares multiplied by $10 per share) and, after final determinations pursuant to Section 1E, Orius Junior Notes in an aggregate initial principal amount equal to $175 (i.e., 35% multiplied by 50% multiplied by 100 shares multiplied by $10 per share) and 0.275 shares of Series C Participating Preferred (i.e., 55% multiplied by 50% multiplied by 100 shares multiplied by $10 per share, divided by $1,000). Orius would return to such Orius Stockholder 4.5 shares of Orius Common Stock. At the Closing, Orius would also deliver $25 in cash (i.e., 5% of the product of 50% multiplied by 100 shares multiplied by $10 per share) to the Escrow Agent pursuant to subsection (ix) below. If the assumptions set forth in clause
                  (i) are confirmed pursuant to the procedures described in
                  Section 1E, upon confirmation thereof the Escrow Agent will pay to such Orius Stockholder the $25, subject only to the other restrictions on distribution set forth in the Escrow Agreement. If, pursuant to the procedures described in Section 1E, it is determined that the Orius Common Value Per share is $9.90 and the other assumptions stated above are correct, the Escrow Agent would immediately refund to Orius $5 in respect of such Orius Stockholder (i.e., the excess of $500, the aggregate cash paid by Orius to such Orius Stockholder and to the Escrow Agent in respect of such

                  Orius Stockholder, over $495, the total amount of cash to which such Orius Stockholder is entitled (i.e., 50% multiplied by 100 shares multiplied by $9.90 per share). Also, upon such a determination, the number of shares of Series C Participating Preferred and amount of Orius Junior Notes issuable to such Orius Stockholder would be recalculated (to be .27225 share and $173.25 principal amount) and delivered in lieu of the amounts previously delivered.

                  (v) Exchange of Orius Common for "Securities Only". To each of the Orius Stockholders who has executed and delivered to Orius on or prior to the date hereof an Orius Joinder and Transmittal Agreement (Securities Only) in the form attached hereto as Exhibit I(v) and dated as of the date hereof (each a "Securities Only Joinder Agreement", and all such Securities Only Joinder Agreements, collectively, the "Securities Only Joinder Agreements"), and who has delivered to Orius at or prior to the Closing the certificates, duly endorsed for transfer as required by such Securities Only Joinder Agreements, representing the number of outstanding shares of Orius Common Stock set forth opposite such Person's name on the Orius Stockholders Schedule hereto under the heading "Securities Only Exchange", and who has deposited (or for whom a deposit has been made) with the Escrow Agent, cash in an amount equal to 2.5% of the value at Closing of the Orius securities to be issued to such Stockholder pursuant to subparagraphs (a), (b) and (c) below, Orius shall, at the Closing:

                           (a) issue the number of shares of Series C
         Participating Preferred equal to the Securities Only Preferred Consideration Per Old Common Share multiplied by such number of outstanding shares of Orius Common Stock set forth opposite such Person's name on the Orius Stockholders Schedule hereto under the heading "Securities Only Exchange";

                           (b) issue Orius Junior Notes in an aggregate principal amount equal to the Securities Only Junior Note Consideration Per Old Common Share multiplied by such number of outstanding shares of Orius Common Stock set forth opposite such Person's name on the Orius Stockholders Schedule hereto under the heading "Securities Only Exchange"; and

                           (c) promptly after the determination of Closing Orius Investor Value and Closing LISN Investor Value pursuant to Section 1E, Orius shall return to such Orius Stockholder the number of shares of Orius Common Stock equal to nine percent (9%) multiplied by such number of outstanding shares of Orius Common Stock set forth opposite such Person's name on the Orius Stockholders Schedule hereto under the heading "Securities Only Exchange" and originally tendered by such Orius Stockholder to Orius.

                  FOR EXAMPLE: If (i) the Orius Common Value Per Share as finally determined is $10, the Note Proportion as finally determined is 35% and the Preferred Stock Proportion as finally determined is 55%, and (ii) the number of outstanding shares of Orius Common Stock set forth opposite the name of an Orius Stockholder on the Orius Stockholders Schedule hereto under the heading "Securities Only

                  Exchange" is 100, and such Orius Stockholder executes and delivers to Orius a Securities Only Joinder Agreement in respect of such 100 shares, and at the Closing delivers to Orius certificates representing such 100 shares, endorsed as required under the Joinder Agreement, then Orius will deliver to such Orius Stockholder at the Closing, Orius Junior Notes in an aggregate initial principal amount equal to $350 (i.e., 35% multiplied by 100 shares multiplied by $10 per share) and
                  0.55 shares of Series C Participating Preferred (i.e., 55% multiplied by 100 shares multiplied by $10 per share, divided by $1,000), and Orius will return to such Orius Stockholder 9 shares of Orius Common Stock.

[LANGUAGE TO COME FROM A&S OR W&W RE: ESCROW DEPOSIT]

                  (vi) Sale of Orius Common Stock and Orius Warrants for Cash. To each of the Orius Stockholders who has executed and delivered to Orius on or prior to the date hereof an Orius Joinder and Transmittal Agreement (Cash) in the form attached hereto as Exhibit J(i) and dated as of the date hereof (each a "Cash Joinder Agreement", and all such Cash Joinder Agreements, collectively, the "Cash Joinder Agreements"), and who has delivered to Orius at or prior to the Closing the certificates, duly endorsed for transfer as required by such Cash Joinder Agreements, representing the aggregate number of outstanding shares of Orius Common Stock set forth opposite such Person's name on the Orius Stockholders Schedule hereto under the heading "Cash Exchange", and to each of the Orius Warrantholders who has executed and delivered to Orius on or prior to the date hereof an Orius Joinder and Transmittal Agreement (Warrants) in the form attached hereto as Exhibit J(ii) and dated as of the date hereof (each a "Warrant Joinder Agreement", and all such Warrant Joinder Agreements, collectively, the "Warrant Joinder Agreements"), and who has delivered to Orius at or prior to the Closing Orius Warrants exercisable for the aggregate number of shares of Orius Common Stock set forth opposite such Person's name on the Orius Stockholders Schedule hereto under the heading "Cash Exchange", Orius shall deliver at the Closing:

                  (a) for each such share of Orius Common Stock, cash in an amount equal to 95% of the Orius Common Value Per Share, as estimated pursuant to Section 1D; and

                  (b) for each such Orius Warrant, cash in an amount equal to 95% of the product of (1) the Orius Common Value Per Share, as estimated pursuant to Section 1D, less the exercise price per share of Orius Common Stock set forth opposite such person's name on the Orius Stockholders Schedule for such Orius Warrant, multiplied by (2) the Share Number for such Orius Warrant.

                  At the Closing, contemporaneously with delivering to each of such Orius Stockholders and Orius Warrantholders the cash consideration described in (a) or (b) above, Orius will deliver to the Escrow Agent pursuant to subsection (xi) below, (y) with respect to each such Orius Stockholder, 5% of the Orius Common Value Per Share, as estimated pursuant to Section 1D, multiplied by the number of outstanding shares of Orius Common Stock set forth opposite such Person's name on the Orius Stockholders Schedule hereto under the heading "Cash Exchange", and

(z) with respect to each Orius Warrant held by an Orius Warrantholder, Orius will deliver to the Escrow Agent pursuant to subsection (xi) below, 5% of the product of (1) the Orius Common Value Per Share, as estimated pursuant to
Section 1D, less the exercise price per share of Orius Common Stock set forth opposite such person's name on the Orius Stockholders Schedule for such Orius Warrant, multiplied by (2) the Share Number for such Orius Warrant.

                  (vii) Orius Put/Call Transactions. Each of the Orius Stockholders who has executed and delivered to Orius prior to the Closing a Call Agreement in the form attached hereto as Exhibit K and dated as of the date hereof (a "Orius Call Agreement" and each Orius Call Agreement executed by an Orius Stockholder collectively, the "Orius Call Agreements") with respect to the number of shares of Orius Common Stock set forth opposite such Person's name on the Orius Stockholders Schedule hereto under the heading "Orius Put/Call", shall execute and deliver to Orius at or prior to the Closing a Pledge and Voting Agreement in the form of Exhibit L hereto and dated as of the date hereof (a "Pledge and Voting Agreement" and, collectively with all such agreements executed by Orius Stockholders, including by HIG West in connection with the HIG Put Agreement and the HIG Call Agreement, the "Pledge and Voting Agreements") with respect to such number of outstanding shares of Orius Common Stock set forth opposite such Person's name on the Orius Stockholders Schedule hereto under the heading "Orius Put/Call", as well as the certificates, duly endorsed for transfer as required by such Pledge and Voting Agreement.

                  (viii) Purchase Transaction. Pursuant to, and on the terms and subject to the conditions of the Purchase Agreement by and between Purchaser and HIG Cable, which agreement is attached hereto as Exhibit M (the "Purchase Agreement"), HIG Cable shall deliver to Purchaser the certificates representing the 10,000 outstanding shares of Orius Series A Preferred, duly endorsed for transfer or accompanied by duly executed stock powers as required pursuant to the Purchase Agreement, and the Orius Convertible Note, also endorsed for transfer as required pursuant to the Purchase Agreement, in exchange for (the "Purchase Transaction") cash in an amount equal to 95% of the sum of (a) the product of (y) 3,809,455.35 (i.e., the aggregate number of shares of Orius Common issuable upon conversion of the Orius Series A Preferred plus the aggregate number of shares of Orius Common Stock issuable upon conversion of the Orius Convertible Note), multiplied by (z) the Orius Common Value Per Share, as estimated pursuant to Section 1D, plus (b) the aggregate of the amount of dividends and interest which have accrued and are unpaid with respect to such stock and Orius Convertible Note as of the Closing, and a payment to the Escrow Agent of cash in an amount equal to 5% of the sum of (a) and (b) immediately preceding. As provided in the Purchase Agreement, at such time as Orius Common Value Per Share is finally determined pursuant to Section 1E, the amounts paid pursuant to the preceding sentence shall be adjusted in the manner set forth in
Schedule 1E. Immediately following the expiration of the exercise periods set forth in the HIG Call Agreement and the HIG Put Agreement, the Purchaser shall deliver to Orius, for retirement and cancellation without payment or other consideration therefor, the certificates representing such 10,000 shares of Orius Series A Preferred and the Orius Convertible Note.

                  (ix) HIG Call Agreement. Immediately following the exercise of the HIG Call Agreement or the HIG Put Agreement, the Purchaser shall deliver to Orius, for retirement and cancellation without payment or other consideration therefor, the certificates representing such 7,596.38 shares of Orius Series B Preferred.

                  (x)      Termination of Existing Orius Options. Pursuant to
Section 6(k) of the Existing Stock Option Plan and Section 10 of each of the Existing Option Agreements pursuant to which Orius has granted employee stock options, effective as of the Effective Time Orius shall terminate each then outstanding Existing Orius Option to the extent it has not theretofore been exercised in full. At such time as the Orius Option Spread Value for each Existing Orius Option has been finally determined pursuant to Section 1E below, against delivery to Orius of any canceled Existing Orius Option, Orius shall deliver (A) to the Escrow Agent an amount in cash equal to the Escrow Amount Per Share multiplied by the Share Number in respect of such option, and (B) to the holder of such canceled option an aggregate cash amount equal to the excess of Orius Option Spread Value for such option (as finally determined pursuant to Section 1E ) over the amount to be delivered to the Escrow Agent in respect of such option pursuant to clause (A) foregoing. The transactions described in this subparagraph are collectively referred to herein as the "Option Termination Transaction."

                  (xi) Escrow Arrangements. At the Closing, Orius and Purchaser will deliver to SunTrust Bank, South Florida, N.A. (the "Escrow Agent"), in its capacity as escrow agent pursuant to the Escrow Agreement in the form of Exhibit Y hereto (the "Escrow Agreement") dated as of November 8, 1999 by and among H.I.G. Capital Management, Inc., HIG Cable, HIG West, the other Orius Stockholders, Purchaser, Orius and the Escrow Agent, cash as specified in subsections (iv), (v), (vi), (viii), and (x) above.

                  1C.      Closing. Unless this Agreement has previously been
terminated in accordance with Section 9 below, the closing of the LISN Merger Transactions, the Exchange Transaction and the Purchase Transaction (the "Closing") shall take place at the offices of Kirkland & Ellis, located at 200 East Randolph, Chicago, Illinois, or at such other place as may be mutually agreeable to each of the Parties, at 10:00 a.m., local time, on December 15, 1999, or, if any of the conditions to Closing set forth in Section 2 and Section 3 below have not been satisfied or waived by the Party entitled to the benefit thereof on or prior to such date, on the second business day following the satisfaction or waiver of such conditions (the "Closing Date").

                  1D.      Determination of Estimated Orius Investor Value and
Estimated LISN Investor Value.


                  (i)      Estimated Orius Net Indebtedness. Not more than five
(5) Business Days, but in no event less than two (2) Business Days, before the Closing Date, Orius shall deliver to LISN a balance sheet of Orius as of the close of business on the day before the Closing Date prepared in accordance with GAAP based on Orius's then available financial information and reasonable estimates of Orius's chief financial officer (the "Estimated Orius Closing Balance Sheet"), and a certificate of Orius's chief financial officer setting forth his estimate of Orius's Net Indebtedness as of the close of business on the day before the Closing Date and supporting detail, including each item of such Indebtedness, and confirming that the aggregate amount of cash payable to Orius upon exercise of all Existing Orius Options which, as of the Effective Time, are outstanding and unexercised (the "Aggregate Orius Option Exercise Price") is $4,228,402.50. If the LISN Shareholder Representative or the LISN Investor Representative disagrees with any amount set forth on such certificate, Orius's chief financial officer and such Representatives will negotiate in good faith to resolve their differences, each such amount will be revised to be mutually acceptable to such persons and the resulting estimate of Orius's Net Indebtedness shall be deemed to be "Estimated Orius Net Indebtedness".

                  (ii) Estimated LISN Net Indebtedness. Not more than five (5) Business Days, but in no event less than two (2) Business Days, before the Closing Date, LISN shall deliver to the Orius Stockholders Representative a balance sheet of LISN as of the close of business on the day before the Closing Date prepared in accordance with GAAP based on LISN's then available financial information and reasonable estimates of LISN's chief financial officer (the "Estimated LISN Closing Balance Sheet"), and a certificate of LISN's chief financial officer setting forth his estimate of LISN's Net Indebtedness as of the close of business on the day before the Closing Date and supporting detail, including each item of such Indebtedness. If the Orius Stockholders Representative disagrees with any amount set forth on such certificate, LISN's chief financial officer and such Representatives will negotiate in good faith to resolve their differences, each such amount will be revised to be mutually acceptable to such persons and the resulting estimate of LISN's Net Indebtedness shall be deemed to be "Estimated LISN Net Indebtedness".

                  (iii) Definition of Net Indebtedness. For purposes hereof, "Net Indebtedness" of any Person means the aggregate amount of such Person's Indebtedness determined on a consolidated basis in accordance with GAAP, assuming for such purposes that the full amount thereof shall be repaid on such date, less the aggregate amount of cash or Cash Equivalents held by such Person and its Subsidiaries on a consolidated basis, as reflected in its books and records in accordance with GAAP, in each case determined as of the close of business on the day before the Closing Date and without giving effect to the Investment Transaction, the Purchase Transaction, or the transactions contemplated by any of Orius Put Agreements, Orius Call Agreements, the HIG Put Agreement and the HIG Call Agreement.

                  (iv) Definition of Estimated Investor Value. For purposes of this Agreement:

                           (a) "Estimated Orius Investor Value" means (i) the product of 8.42 times $57.55 million (Orius's estimated EBITDA for the twelve-month period ending December 31, 1999) less (ii) the Estimated Orius Net Indebtedness, plus (iii) the Aggregate Orius Option Exercise Price.

                           (b) "Estimated LISN Investor Value" means the product of 8.42 times $30.0 million (LISN's estimated EBITDA for the twelve-month period ending December 31, 1999) less the Estimated LISN Net Indebtedness

                  1E. Post-Closing Adjustments.

                  (i) Determination of Closing Orius Investor Value and Closing LISN Investor Value.

                  (a) Within 10 business days after the Closing Date, Orius will prepare, and deliver to the Representatives its calculation of Orius's Net Indebtedness and LISN's Net Indebtedness, the Aggregate Orius Option Exercise Price, and the resulting Closing Orius Investor Value and Closing
LISN Investor Value (the "Orius Notice"). Orius will make available to the Representatives and their advisors all records and work papers used in preparing the materials so delivered to such Representative. If any Representative disagrees with the computation of Orius's Net Indebtedness or LISN's Net Indebtedness, or with any other determination, such Representative may, within five (5) days after receipt of Orius Notice to such Representative, deliver a notice (an "Objection Notice") to Orius setting forth such Representative's objection to Orius's calculation which is the subject of the Objection Notice, and the basis for such objection. Upon receipt of any Objection Notice relating to Orius's Net Indebtedness from any Representative, Orius will promptly deliver copies thereof to each other Representative, and upon receipt of any Objection Notice relating to the LISN Net Indebtedness from the Orius Stockholders Representative, the LISN Shareholder Representative or the Investor Representative, Orius will promptly deliver copies thereof to each of the other of such three Representatives. Orius and the Representatives will use reasonable efforts to resolve any disagreements as to the computation of Orius's Net Indebtedness, LISN's Net Indebtedness or any other amount, as applicable, but if they do not obtain a final resolution within ten (10) days after Orius has delivered the Objection Notices (if any are so received) in accordance with the foregoing sentence, Orius and the Representatives will jointly retain either of Deloitte & Touche LLP or Arthur Andersen (such selected firm, the "Firm") to resolve any remaining disagreements. Orius and the Representatives will direct the Firm to render a determination within 10 days of its retention and Orius, the Representatives and their respective agents will cooperate with the Firm during its engagement. The Firm will consider only those items and amounts identified in the Objection Notices which Orius and the Representatives are unable to resolve. In resolving any disputed item, the Firm may not assign a value to any item greater than the greatest value for such item claimed by Orius or any Representative or less than the smallest value for such item claimed by Orius or any Representative. The Firm's determination will be based solely on presentations by Orius and the Representatives (i.e., not on independent review), and in accordance with GAAP. The determination of the Firm will be conclusive and binding upon Orius, the Representatives, the LISN Shareholders, the Orius Stockholders and the Investors. The costs and expenses of the Firm shall be allocated by the Firm, on the basis deemed to be equitable by the Firm, to Orius or LISN and, for purposes of the adjustments contemplated hereby, treated as Net Indebtedness of Orius or LISN as of the end of the day immediately preceding the Closing Date. The amount of Orius's Net Indebtedness and LISN's Net Indebtedness, as each is finally determined pursuant to this Section, is referred to herein as the "Final Orius Net Indebtedness" and the "Final LISN Net Indebtedness," respectively.

                  (ii) For purposes of this Agreement:

                           (a) "Closing Orius Investor Value" means (i) the product of 8.42 times $57.55 million (Orius's estimated EBITDA for the twelve-month period ending December 31, 1999) less (ii) the Final Orius Net Indebtedness, plus (iii) the Aggregate Orius Option Exercise Price.

                           (b) "Closing LISN Investor Value" means the product of 8.42 times $30.0 million (LISN's estimated EBITDA for the twelve-month period ending December 31, 1999) less the Final LISN Net Indebtedness.

                  (iii) Adjustments Based Upon Closing LISN Investor Value and Closing Orius Investor Value. If and to the extent that Closing LISN Investor Value deviates from Estimated LISN Investor Value, or Closing Orius Investor Value deviates from Estimated Orius Investor Value, Orius shall deliver notice thereof (the "Final Consideration Notice") to each of the Representatives, stating (a) Closing Orius Investor Value, the Orius Common Value Per Share and Closing LISN Investor Value, as finally determined, (b) the number of shares of Orius Common, the number of shares of Series C Participating Preferred and the aggregate initial principal amount of Orius Junior Notes to which each LISN Shareholder was entitled at the Closing pursuant to this Agreement and the other agreements contemplated hereby (the "Final LISN Consideration), (c) the number of shares of Series C Participating Preferred, the aggregate initial principal amount of Orius Junior Notes and the aggregate amount of cash to which each Orius Stockholder and each Orius Warrantholder was entitled at the Closing pursuant to this Agreement and the other agreements contemplated hereby, including without limitation the HIG Call Agreement and the Purchase Agreement (the "Final Orius Consideration"), (d) the Orius Option Spread Value in respect of each Existing Orius Option, (e) if any of the Orius Stockholders or Orius Warrantholders (or the Escrow Agent, as applicable) has theretofore received cash, shares of Series C Participating Preferred or Orius Junior Notes, the amount of any reconciling payment or delivery by Orius to such Orius Stockholder or Orius Warrantholder (or the Escrow Agent, as applicable) that will be necessary to ensure that such Orius Stockholder or Orius Warrantholder (or the Escrow Agent, applicable) has received or will receive cash, shares of Series C Participating Preferred and Orius Junior Notes in aggregate amounts equal to, and not more than or less than, such Orius Stockholder's or Orius Warrantholder's Final Orius Consideration subject to the terms of the Escrow Agreement, and (f) if any of the LISN Shareholders has theretofore received shares of Orius Class B Common, shares of Series C Participating Preferred or Orius Junior Notes, the amount of any reconciling payment or delivery by Orius or such LISN Shareholder that will be necessary to ensure that such LISN Shareholder has received or will receive shares of Orius Class B Common, shares of Series C Participating Preferred and Orius Junior Notes in aggregate amounts equal to, and not more than or less than, such LISN Shareholder's Final LISN Consideration. Orius and each of the Orius Stockholders and LISN Shareholders will, and the Escrow Agent will agree pursuant to the Escrow Agreement to, make such deliveries and payments promptly, and in any event within five business days, following receipt of, and in accordance with the instructions set forth in, the Final Consideration Notice.

                  1F. Delivery of Securities. Notwithstanding the foregoing provisions requiring issuance by Orius of securities at the Closing, Orius will not deliver any certificates or notes representing any securities issued at the Closing until the amounts so issued are finally determined pursuant to Section 1E above; provided that at the written request of any Orius Stockholder, LISN Shareholder or Investor to whom Orius has issued securities pursuant to Section 1B at the Closing that Orius deliver to such Person prior to the final determinations pursuant to Section 1E above certificates for the securities issued to such Person in accordance with such subsection, Orius shall, upon receipt from such Person of a written agreement satisfactory to Orius to return such certificate(s) to Orius upon final determination pursuant to Section 1E if so requested by Orius in exchange for new certificates representing amounts of securities adjusted as contemplated thereby, certificates representing the shares of Orius Common, shares of Series C Participating Preferred and Orius Junior Notes issued in exchange for such shares of Orius Common held by such Person immediately prior to the Effective Time, in amounts estimated pursuant to Section 1D. Each certificate issued pursuant to this subsection in an amount estimated pursuant to Section 1D shall bear the legend set forth in Section 7E as well as a legend stating that the amount of securities represented thereby is subject to such adjustment and that such certificate shall be surrendered to Orius at such time as the amount of such securities is finally determined in accordance with
Section 1E.

                  Section 2. Conditions of Obligations of LISN and Each of the LISN Shareholders and the Investors at the Closing. The obligations of each LISN Shareholder and each Investor who executes the Note Exchange Agreement to consummate the Note Exchange or the New LISN Note Exchange shall be subject to the condition that the LISN Merger shall have been, or shall contemporaneously be, consummated in accordance with the terms of this Agreement. The obligation of LISN to consummate the LISN Merger at the Closing is subject to the satisfaction as of the Effective Time of the following conditions:

                  2A. Representations and Warranties; Covenants. The representations and warranties contained in Section 5 hereof shall be true and correct in all material respects at and as of the Closing as though then made and as though the Closing Date was substituted for the date of this Agreement throughout such representations and warranties, and Orius and the Orius Stockholders shall have performed in all material respects all of the covenants required to be performed by Orius and each of the Orius Stockholders prior to the Closing.

                  2B. Amendment of Articles of Incorporation. Orius's Articles of Incorporation shall have been amended, shall be in full force and effect under the laws of the State of Florida as of the Closing and shall not have been further amended or modified.

                  2C. Bylaws. Orius's Bylaws (the "Bylaws") shall have been adopted by Orius in the form of Exhibit N attached hereto, shall be in full force and effect as of the Closing and shall not have been amended or modified.

                  2D. Investor Rights Agreement. Orius and the Orius Continuing Stockholders shall have entered into the investor rights agreement in the form of Exhibit O attached hereto (the "Investor Rights Agreement"), and the Investor Rights Agreement shall be in full force and effect as of the Closing and shall not have been amended or modified.

                  2E. Orius Exchange Transaction. Orius, each of the Orius Stockholders (other than HIG) shall have executed and delivered to Orius (a) a Full Strip Joinder Agreement with respect to the number of outstanding shares of Orius Common Stock set forth opposite its name on the Orius Stockholders Schedule hereto under the heading "Full Strip Exchange" (except that no such Person shall be required to execute and deliver a Full Strip Joinder Agreement if such number is zero), (b) a Securities Only Joinder Agreement with respect to the number of outstanding shares of Orius Common Stock set forth opposite its name on the Orius Stockholders Schedule hereto under the heading "Securities Only Exchange" (except that no such Person shall be required to execute and deliver a Securities Only Joinder Agreement if such number is zero), and (c) a Cash Joinder Agreement with respect to the aggregate number of outstanding shares of Orius Common Stock set forth opposite such Person's name on the Orius Stockholders Schedule hereto under the heading "Cash Exchange" (except that no such Person shall be required to execute and deliver a Cash Joinder Agreement if such number is zero), and each of the Orius Warrantholders shall have executed and delivered to Orius Orius Warrants exercisable to acquire the aggregate number of shares of Orius Common Stock set forth opposite such Person's name on the Orius Warrantholders Schedule hereto, and the Joinder Agreements shall be in full force and effect as of the Closing. The transactions contemplated by each Joinder Agreement shall have been consummated simultaneously with the closing of the LISN Merger hereunder in accordance with the terms and conditions of such Joinder Agreement.

                  2F. Purchase Transaction. HIG Cable shall have entered into the Purchase Agreement with Purchaser, and the Purchase Agreement shall be in full force and effect as of the Closing. All of the conditions to the Purchaser's obligations under the Purchase Agreement shall have been satisfied, and the Purchase Agreement shall have been consummated simultaneously with the closing of the LISN Merger hereunder in accordance with the terms and conditions of the Purchase Agreement.

                  2G. New Series B Preferred Retained by HIG West. HIG West shall have (i) executed and delivered to Purchaser the HIG Call Agreement with respect to all 7,596.38 shares of Orius Series B Preferred, and such agreement shall be in full force and effect as of the Closing, (ii) pledged to Purchaser, to secure its obligations under the HIG Call Agreement, all of such shares of Orius Series B Preferred, and (iii) executed and delivered to Purchaser and Orius the Pledge and Voting Agreement in the form attached hereto as Exhibit Z(iii) (the "HIG Pledge and Voting Agreement" with respect to the retained New Series B Preferred in form and substance satisfactory to the Investor Representative and its special counsel, and such agreement shall be in full force and effect as of the Closing. In addition, all of the conditions to the Purchaser's obligations under the HIG Put Agreement shall have been satisfied, and all of the conditions to HIG West's obligations under the HIG Call Agreement shall have been satisfied.

                  2H. Put/Call Shares Retained by Orius Stockholders. Each of the Orius Stockholders with a number of shares set forth opposite its name on the Orius Stockholders Schedule attached hereto under the heading "Orius Put/Call" (i) shall have executed and delivered to Orius an Orius Call Agreement in the form attached hereto as Exhibit K with respect to the number of shares of Orius Common Stock set forth opposite such Person's name on the Orius Stockholders Schedule attached hereto under the heading "Orius Put/Call", and such agreement shall be in full force and effect as of the Closing, (ii) shall have executed and delivered to Orius a Pledge and Voting Agreement with respect to such retained shares of Orius Common Stock in form and substance satisfactory to the LISN Shareholder Representative and its special counsel, and such agreement shall be in full force and effect as of the Closing, and (iii) to secure its obligations under such Orius Call Agreement, shall have pledged to Orius and Purchaser, in accordance with such Pledge and Voting Agreement, such number of shares of Orius Common Stock which are not subject to transfer to Orius pursuant to a Joinder Agreement.

                  2I. Retained Shares. Other than (i) the shares of Orius Common Stock which are subject to sale to Orius pursuant to an Orius Call Agreement which is in full force and effect and pledged to Orius pursuant to a Pledge and Voting Agreement which is in full force and effect, (ii) the shares of Orius Common Stock and Orius Warrants which are subject to transfer to Orius pursuant to a Joinder Agreement which is in full force and effect, (iii) the shares of Orius Series A Preferred and Orius Convertible Note which are subject to sale to Purchaser pursuant to the Purchase Agreement, (iv) the shares of Orius Series B Preferred which are subject to sale to Purchaser pursuant to the HIG Call Agreement which is in full force and effect and pledged to Purchaser pursuant to a Pledge and Voting Agreement which is in full force and effect, (v) the Existing Orius Options, and (vi) shares of Orius Common Stock held by each Orius Stockholder in an aggregate amount which, for any such Person, does not exceed the amount set forth opposite such Orius Stockholder's name on the Orius Stockholders Schedule hereto under the heading "Orius Put/Call", no shares of Orius capital stock shall be outstanding or directly or indirectly issuable upon exercise or conversion of, or upon exchange for, any outstanding securities or other rights.

                  2J. Senior Management Agreement. Each of Mercurio and Orius shall have executed and delivered the Mercurio Employment and Stock Agreement, and the Mercurio Employment and Stock Agreement shall be in full force and effect.

                  2K. Escrow Agreement. Each of the parties to the Escrow Agreement shall have executed and delivered the Escrow Agreement, and the Escrow Agreement shall be in full force and effect.

                  2L. Litigation. No suit, action or other proceeding shall be pending before any court or governmental or regulatory official, body or authority in which it is sought to restrain or prohibit the transactions contemplated hereby or that could have a Material Adverse Effect (other than any such suit, action or proceeding brought by any of the Parties against any of the other Parties), and no injunction, judgment, order, decree or ruling with respect thereto shall be in effect.

                  2M. Filings. Orius shall have made all material filings required to be made by them and shall have obtained all material permits and other authorizations required to be obtained by them under all applicable laws (including federal and state securities laws) to consummate the transactions contemplated by this Agreement in compliance with such laws (other than any securities law filings required to be made after the Closing, which filings shall be made promptly after the Closing).

                  2N. Third Party Consents and Approvals. Orius shall have received or obtained all consents and approvals necessary for the consummation of the transactions contemplated by this Agreement and the other agreements contemplated hereby or that are required in order to prevent a breach of or default under, a termination or modification of, or acceleration of the terms of, any contract, agreement or document required to be listed on the attached Orius Contracts Schedule, except in such cases in which the failure to obtain any such consent does not or could not reasonably be expected to have a Material Adverse Effect, but in any event shall have received or obtained consents and approvals in respect of each of the items listed on the Orius Restrictions Schedule which are marked with an asterisk (*), in each case on terms and conditions reasonably satisfactory to the LISN Shareholder Representative and its special counsel.

                  2O. Governmental Consents and Approvals. The Parties shall have received or obtained all material governmental and regulatory consents and approvals that are necessary for the consummation of the transactions contemplated hereby (and in any event Orius shall have received or obtained each of such consents and approvals which is marked with an asterisk (*) on the Orius Restrictions Schedule), in each case on terms and conditions satisfactory to the LISN Shareholder Representative and the Investor Representative, and the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "Hart-Scott-Rodino Act"), shall have expired or been terminated.

                  2P. Material Adverse Change. Since June 30, 1999, there shall have been no material adverse change or development in the business, financial condition, operating results, assets, operations, business prospects, cash flow, net worth or customer, supplier or employee relations of Orius and its Subsidiaries on a consolidated basis which has had or could reasonably be expected to have a Material Adverse Effect.

                  2Q. Option Termination Transaction. The Option Termination Transactions shall have been consummated simultaneously with the closing of the LISN Merger hereunder, and no options to acquire Orius Common Stock shall have been exercised or be outstanding or exercisable.

                  2R. Opinion of Orius's Counsel. Orius and LISN shall have received from counsel for Orius an opinion with respect to the matters set forth in Exhibit Q attached hereto, which shall be addressed to Orius and LISN, dated as of the Closing Date and in form and substance reasonably satisfactory to the LISN Shareholder Representative and the Investor Representative and their special counsel, and the lenders to Orius and its Subsidiaries shall be entitled to rely thereon.

                  2S. Opinion of Special Counsel to Orius Stockholders. Orius and LISN shall have received from White and Williams LLP, counsel for certain Orius Stockholders (as indicated on the Orius Stockholders Schedule hereto) an opinion with respect to the matters set forth in Exhibit S attached hereto, and shall have received from Hogan & Hartson, counsel for certain Orius Stockholders as indicated on the Orius Stockholders Schedule hereto) an opinion with respect to the matters set forth in Exhibit S attached hereto, each of which shall be addressed to Orius and LISN, dated as of the Closing Date and in form and substance reasonably satisfactory to the LISN Shareholder Representative and the Investor Representative and their special counsel, and the lenders to Orius and its Subsidiaries shall be entitled to rely thereon.

                  2T. Senior Debt Financing. NATG Holdings, L.L.C., a Delaware limited liability company and a wholly-owned Subsidiary of Orius ("NATG") and LISN, L.L.C., a Delaware limited liability company and a wholly-owned Subsidiary of LISN ("LISN Sub") shall have entered into with Bankers Trust Company and Bank of America, N.A. (the "Banks") the definitive agreements contemplated by the letter agreement by and among NATG, LISN Sub and the Banks dated November 8, 1999 attached as Exhibit T hereto (the "Bank Commitment Letter") and shall have obtained proceeds from the senior debt financing contemplated thereby (the "Senior Debt

Financing") in an aggregate amount not less than $375 million (consisting of a term loan or loans in an aggregate amount not less than $275 million and a revolving credit facility in an aggregate amount not less than $100 million on terms and subject to conditions substantially as set forth in the Bank Commitment Letter and other usual and customary terms reasonably satisfactory to the LISN Shareholder Representative and the Investor Representative.

                  2U. Senior Subordinated Debt Financing. NATG and LISN Sub shall have entered into with Bankers Trust Corporation and NationsBank, L.L.C. (the "Bridge Lenders") the definitive agreements contemplated by the letter agreement between NATG, LISN Sub and the Bridge Lenders dated November 8, 1999 attached as Exhibit U hereto (the "Bridge Loan Commitment Letter") and shall have obtained proceeds of the subordinated debt financing contemplated thereby (the "Senior Subordinated Debt Financing") in an aggregate amount not less than $100 million on terms and subject to conditions substantially as set forth in the Bridge Loan Commitment Letter and other usual and customary terms reasonably satisfactory to the LISN Shareholder Representative and the Investor Representative.

                  2V. Proceedings. All corporate and other proceedings taken or required to be taken by Orius, the Orius Stockholders and Merger Sub at or prior to the Closing in connection with the transactions contemplated hereby and by the Other Reorganization Agreements shall have been taken and all documents incident thereto shall be reasonably satisfactory in form and substance to the LISN Shareholder Representative and the Investor Representative and its respective special counsel.

                  2W. Closing Documents. At the Closing, Orius and Merger Sub, as applicable, shall have delivered to LISN all of the following documents:

                  (i) a certificate of Orius, dated the Closing Date, stating that the conditions specified in Section 1 and Sections 2A through 2Q have been fully satisfied;

                  (ii) certified copies of the resolutions duly adopted by the board of directors of Orius and, as applicable, each Orius Subsidiary, authorizing the execution, delivery and performance of this Agreement and each of the other agreements contemplated hereby (including without limitation the Other Reorganization Agreements), the Exchange Transaction, the Orius Put/Call Transactions, the Option Termination Transaction, the LISN Merger Transactions, the Senior Debt Financing, the Senior Subordinated Debt Financing, the adoption of the Articles of Incorporation, amending and restating Orius's Articles of Incorporation, and the other transactions contemplated hereby and thereby;

                  (iii) certified copies of the resolutions duly adopted by Orius's stockholders approving the adoption of the Articles of Incorporation;

                  (iv) certified copies of the Articles of Incorporation and the Bylaws, each as in effect at the Closing;

                  (v) copies of all consents and approvals required to be obtained as contemplated by Section 2M or Section 2N, including in respect of the matters marked with an asterisk (*) on the Orius Restrictions Schedule (including all blue sky law filings and waivers of all preemptive rights and rights of first refusal);

                  (vi) good standing certificates of Orius and each of its Subsidiaries from its respective jurisdiction of incorporation and each jurisdiction in which it is qualified to do business as a foreign corporation, in each case dated as of a recent date prior to the Closing Date; and

                  (vii) such other documents relating to the transactions contemplated by this Agreement as the LISN Shareholder Representative or its special counsel may reasonably request.

                  2X. Waiver. Any condition specified in Sections 2, 4, 5 and 9 may be waived if consented to in writing by the LISN Shareholder Representative.

                  Section 3. Conditions of the Obligations of Orius and the Orius Stockholders at the Closing. The obligations of Orius and of the Orius Stockholders (other than HIG) to consummate the transactions contemplated by the Joinder Agreements is subject to the satisfaction as of the Closing of the following conditions:

                  3A. Representations and Warranties; Covenants. The representations and warranties contained in Section 6 shall be true and correct in all material respects at and as of the Closing as though then made and as though the Closing Date was substituted for the date of this Agreement throughout such representations and warranties, and LISN and the LISN Shareholders shall have performed in all material respects all of the covenants required to be performed by LISN and the LISN Shareholders hereunder prior to the Closing.

                  3B. Put/Call Shares Retained by Orius Stockholders. Each of the Orius Stockholders listed on the Orius Stockholders Schedule attached hereto who has executed and delivered to Orius (x) an Orius Call Agreement, (y) an Orius Put Agreement in the form attached hereto as Exhibit V (an "Orius Put Agreement" and each Orius Put Agreement executed by an Orius Stockholder, other than HIG West, collectively, the "Orius Put Agreements") and (z) a Pledge and Voting Agreement with respect to the number of shares of Orius Common Stock set forth opposite such Person's name on the Orius Stockholders Schedule attached hereto under the heading "Orius Put/Call" shall have received from Orius an irrevocable bank letter of credit, in form and substance reasonably satisfactory to the Orius Stockholders Representative, and in an aggregate amount equal to the product of such number of shares of Orius Common Stock which are subject to each such Orius Stockholders' Orius Put Agreement multiplied by 90% of the Orius Common Value Per Share.

                  3C. Litigation. No suit, action or other proceeding shall be pending before any court or governmental or regulatory official, body or authority in which it is sought to restrain or prohibit the transactions contemplated hereby (other than any such suit, action or proceeding brought by any of the Parties against any of the other Parties), and no injunction, judgment, order, decree or ruling with respect thereto shall be in effect.

                  3D. Filings. LISN shall have made all material filings required to be made by it and shall have obtained all material permits and other authorizations required to be obtained by it under all applicable laws (including federal and state securities laws) to consummate the transactions contemplated by this Agreement in compliance with such laws (other than any securities law filings required to be made after the Closing, which filings shall be made promptly after the Closing).

                  3E. Third Party Consents and Approvals. LISN shall have received or obtained all consents and approvals necessary for the consummation of the transactions contemplated by this Agreement and the other agreements contemplated hereby or that are required in order to prevent a breach of or default under, a termination or modification of, or acceleration of the terms of, any contract, agreement or document required to be listed on the attached LISN Contracts Schedule, except in such cases in which the failure to obtain any such consent or could not reasonably be expected to have a Material Adverse Effect, but in any event shall have received or obtained consents and approvals in respect of each of the items listed on the LISN Restrictions Schedule which are marked with an asterisk (*), in each case on terms and conditions reasonably satisfactory to the Orius Stockholders Representative and its special counsel.

                  3F. Governmental Consents and Approvals. The Parties shall have received or obtained all material governmental and regulatory consents and approvals that are necessary for the consummation of the transactions contemplated hereby (and in any event LISN shall have received or obtained each of such consents and approvals which is market with an asterisk (*) on the LISN Restrictions Schedule), in each case on terms and conditions satisfactory to the Orius Stockholders Representative, and the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "Hart-Scott-Rodino Act"), shall have expired or been terminated.

                  3G. Opinion of LISN's Counsel. Orius shall have received from counsel for LISN an opinion with respect to the matters set forth in Exhibit W attached hereto, which shall be addressed to Orius and LISN, dated as of the Closing Date and in form and substance reasonably satisfactory to the Orius Stockholders Representative and its special counsel, and the lenders to Orius and its Subsidiaries shall be entitled to rely thereon.

                  3H. Investment Transaction. The Investment Transaction shall have been consummated contemporaneously therewith or prior thereto.

                  3I. HIG Transactions. Purchaser shall have executed and delivered to HIG Cable the Purchase Agreement and to HIG West the HIG Put Agreement and the HIG Call Agreement and, assuming that HIG Cable shall have executed and delivered the Purchase Agreement and satisfied all of its obligations thereunder to be satisfied at the Closing, and HIG West shall have executed and delivered the HIG Put Agreement, the HIG Call Agreement and the HIG Pledge and Voting Agreement and shall have satisfied all of its obligations thereunder to be satisfied at the Closing, the Purchaser shall have contemporaneously delivered to HIG West the irrevocable letter of credit required to be delivered at the Closing pursuant to the HIG Put Agreement.

                  3J. Material Adverse Change. Since June 30, 1999, there shall have been no material adverse change or development in the business, financial condition, operating results, assets, operations, business prospects, cash flow, net worth or customer, supplier or employee relations of LISN which has had or could reasonably expected to have a Material Adverse Effect.

                  3K. Closing Certificates.

                  (i) LISN Certificate. LISN shall have delivered to Orius a certificate of an officer of LISN dated the Closing Date, stating that the conditions specified in Section 3A through Section 3F, Section 3H and Section 3J have been fully satisfied, and that Purchaser shall have executed and delivered agreements as specified in Section 3I.

                  (ii) HIG Certificate. HIG and HIG Cable West, Inc. shall have delivered to Orius a certificate of an officer thereof dated the Closing Date stating that the conditions specified in Section 3I (to be performed by such parties) have been fully satisfied.

                  3L. Waiver. Any condition specified in this Section 3 may be waived if consented to in writing by Orius and the Orius Stockholders Representative.

                  Section 4. Pre-Closing Covenants and Agreements. Each of the Parties agrees as follows with respect to the period between the date of this Agreement and the Closing:

                  4A. General. Each of the Parties shall, and shall cause each of its Subsidiaries to, use its reasonable best efforts to take all action and to do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the conditions set forth in Sections 2, 3 and 4 above).

                  4B. Maintenance of Business. Each of Orius and LISN shall, and shall cause each of its Subsidiaries to, (i) maintain its assets in good operating condition and repair (normal wear and tear excepted), (ii) maintain insurance reasonably comparable to that in effect on the date of its Latest Balance Sheet, (iii) maintain inventory, supplies and spare parts at customary operating levels consistent with current practices, and replace in accordance with past practice any inoperable, worn out or obsolete assets with modern assets of comparable quality, (iv) maintain its books, accounts and records in accordance with past custom and practice as used in the preparation of its Latest Balance Sheet and the financial statements described in Section 5E and
Section 6E, respectively, below, and (v) maintain in full force and effect the existence of all its Intellectual Property Rights.

                  4C. Third Party Notices and Consents. Each of Orius and LISN shall use reasonable best efforts to give required notices to third parties and obtain any consents and approvals in respect of each item listed on the Orius Restrictions Schedule or the LISN Restrictions Schedule, which is marked with an asterisk (*).

                  4D. Governmental Notices and Consents. Each of the Parties shall give any notices to, make any filings with, and use reasonable best efforts to obtain, any authorizations, consents and approvals of governments and governmental agencies in connection with the matters contemplated by this Agreement. Without limiting the generality of the foregoing, each of the Parties shall use reasonable best efforts to obtain an early termination of the waiting period under the Hart-Scott-Rodino Act, and shall make any further filings pursuant thereto that may be necessary, proper or advisable in connection therewith, and Orius and LISN shall pay each pay one-half of all filing fees related to any filings under the Hart-Scott-Rodino Act in connection with the transactions contemplated hereby.

                  4E. Operation of Business. Each of Orius and LISN shall, and shall cause each of its Subsidiaries to, operate its business only in the usual and ordinary course of business consistent with past practice and use reasonable best efforts to preserve the goodwill and organization of its business and the relationships with its customers, suppliers, employees and other Persons having business relations with it. Without limiting the generality of the foregoing, prior to the Closing, neither Orius nor LISN shall, and each shall cause its Subsidiaries not to:

                  (i) take or omit to take any action that would require disclosure under Section 5M or Section 6M, respectively, or that would otherwise result in a breach of any of the representations, warranties or covenants made by it or the Orius Stockholders or the LISN Shareholders, respectively, in this Agreement or is any Orius Transmittal Letter or in any LISN Transmittal Letter, respectively;

                  (ii) take any action or omit to take any action which act or omission would reasonably be anticipated to have a Material Adverse Effect;

                  (iii) (a) enter into any contract out of the ordinary course of business or restricting in any material respect the conduct of its business,
(b) make any loans or Investments (other than advances to Orius's or LISN's employees, respectively, in the ordinary course of business consistent with past custom and practice), (c) increase any officer's or employee's compensation, incentive arrangements or other benefits, except for increases or bonuses made in the ordinary course of business consistent with past custom and practice that are set forth on the Orius Employees Schedule attached hereto or the LISN Employees Schedule, as the case may be (it being understood, however, that no bonuses or other extraordinary compensation may be paid (or authorized) prior to the Closing), (d) redeem, purchase or otherwise acquire directly or indirectly any of its issued and outstanding capital stock, or any outstanding rights or securities exercisable or exchangeable for or convertible into its capital stock, or make any distribution or dividend to any of its shareholders or other Persons, (e) amend its Articles of Incorporation or bylaws or issue or agree to issue any capital stock or any rights to acquire, or securities convertible into or exchangeable for, any of its capital stock, (f) directly or indirectly engage in any transaction, arrangement or contract with any officer, director, shareholder or other insider or Affiliate of Orius and LISN, respectively, which is not in the ordinary course of business consistent with past practice and at arm's length, (g) execute any guaranty, issue any debt or borrow any money, or
(h) buy or sell any assets out of the ordinary course of business consistent with past practice; or

                  (iv) enter into any transaction, arrangement or contract except on an arm's-length basis in the ordinary course of business consistent with past custom and practice.

Notwithstanding the foregoing, nothing in this Section 4E shall prohibit Orius or LISN from taking any action or omitting to take any action as required or as expressly contemplated by this Agreement.

         4F. Full Access. Each of Orius and LISN shall afford, and shall cause each of its Subsidiaries to afford, and cause its officers, directors, employees, attorneys, accountants and other agents to, afford, to the other and to each other's accounting, legal and other representatives and the potential lenders proposed by LISN, as well as their respective officers, employees, affiliates and other agents, full and complete access at all reasonable times and during normal business hours to other's personnel and to business, financial, legal, tax, compensation and other data and information concerning the other's affairs and operations; provided that all communications by or on behalf of Orius and the Orius Stockholders with any employees of LISN or any of its Subsidiaries shall be coordinated through Vanke, and all communications by or on behalf of LISN and the LISN Shareholders with any employees of Orius or any of its Subsidiaries shall be coordinated through Mercurio or Robert Agres.

         4G. Compliance with Agreements and Laws. Each of Orius and LISN shall, and shall cause each of its Subsidiaries to, (i) comply with all material obligations pursuant to any contract or agreement, whether oral or written, express or implied and (ii) comply with all material applicable laws.

         4H. Payment of Obligations. Each of Orius and LISN shall, and shall cause each of its Subsidiaries to, pay and discharge when payable all Taxes, assessments and governmental charges imposed upon its properties or upon the income or profits therefrom (in each case before the same becomes delinquent and before penalties accrue thereon unless contested in good faith by appropriate proceedings) and pay and discharge all claims for labor, materials or supplies in the ordinary course of business consistent with past practice.

         4I. Notice of Material Developments. Each Party shall give prompt written notice to the other Parties of (i) any variances in any of its representations or warranties contained in Section 5 or 6 below, (ii) any breach of any covenant hereunder by such Party and (iii) any other material development affecting the ability of such Party to consummate the transactions contemplated by this Agreement.

         4J.  Exclusivity.

         (i) Exclusivity in Favor of LISN Shareholders. Orius shall not, and Orius shall use its reasonable best efforts to ensure that none of the Orius Stockholders or any of Orius's or any Orius Stockholder's respective Affiliates, representatives, officers, employees, directors, or agents shall, directly or indirectly, (i) submit, solicit, initiate, encourage or discuss any proposal or offer from any Person or enter into any agreement or accept any offer relating to or consummate any (a) reorganization, liquidation, dissolution or recapitalization of Orius, (b) merger or consolidation involving Orius, (c) purchase or sale of any assets or capital stock (or any rights to acquire, or securities convertible into or exchangeable for, any such capital stock) of Orius (other than a purchase or sale of assets in the ordinary course of business consistent with past custom and practice), (d) similar transaction or business combination involving Orius or its assets or (e) acquisition of other businesses, whether by the purchase of assets or by the purchase of capital stock of another Person, except that Orius may continue discussions with respect to proposed acquisitions, it being understood that Orius will not enter into any binding obligation with respect thereto without first obtaining the prior written consent of LISN (each of the transactions described in clauses (a) through (e), an "Orius Transaction") or (ii) furnish any information with respect to, assist or participate in or facilitate in any other manner any effort or attempt by any Person to do or seek to do any of the foregoing. Notwithstanding the foregoing, the foregoing shall not limit or restrict in any way any communications between any of Orius, LISN, the Orius Stockholders, the LISN Shareholders and the legal, accounting or other professional advisors or lenders to any of the foregoing for the purpose of facilitating the transactions contemplated by this Agreement. Orius shall notify the LISN Shareholders immediately if any Person makes any proposal, offer, inquiry or contact to Orius or, to Orius's Knowledge, any of the Orius Stockholders or any of their respective representatives, officers, employees, directors, or agents with respect to an Orius Transaction.

         (ii) Exclusivity in Favor of Orius Stockholders. LISN shall not, and LISN shall use its reasonable best efforts to ensure that none of the LISN Shareholders or any of their respective Affiliates, representatives, officers, employees, directors, or agents shall, directly or indirectly, (i) submit, solicit, initiate, encourage or discuss any proposal or offer from any Person or enter into any agreement or accept any offer relating to or consummate any (a) reorganization, liquidation, dissolution or recapitalization of LISN, (b) merger or consolidation involving LISN, (c) purchase or sale of any assets or capital stock (or any rights to acquire, or securities convertible into or exchangeable for, any such capital stock) of LISN (other than a purchase or sale of assets in the ordinary course of business consistent with past custom and practice), (d) similar transaction or business combination involving LISN or its assets or (e) acquisition of any other businesses, whether by the purchase of assets or by the purchase of capital stock of another Person, except that LISN may continue discussions with respect to the proposed acquisitions, it being understood that LISN will not enter into any binding obligation with respect thereto without first obtaining the prior written consent of Orius (each of the foregoing transactions described in clauses (a) through (e), a "LISN Transaction") or (ii) furnish any information with respect to, assist or participate in or facilitate in any other manner any effort or attempt by any Person to do or seek to do any of the foregoing. Notwithstanding the foregoing, the foregoing shall not limit or restrict in any way any communications between any of Orius, LISN, the Orius Stockholders, the LISN Shareholders and the legal, accounting or other professional advisors or lenders to any of the foregoing for the purpose of facilitating the transactions contemplated by this Agreement. LISN agrees to notify Orius immediately if any Person makes any proposal, offer, inquiry or contact to LISN or any of the LISN Shareholders or, to LISN's Knowledge, any of their respective representatives, officers, employees, directors, or agents with respect to a LISN Transaction.

         4K.  Tax Matters.

         (i) Without the prior written consent of LISN, Orius shall not, and shall ensure that none of its Subsidiaries shall, make or change any election, change an annual accounting period, adopt or change any accounting method, file any amended Tax Return, enter into any closing agreement, settle any Tax claim or assessment relating to Orius or any of its Subsidiaries, surrender any right to claim a refund of Taxes, consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment relating to Orius or any of its Subsidiaries, or take any other similar action, or omit to take any action relating to the filing of any Tax Return or the payment of any Tax, if such election, adoption, change, amendment, agreement, settlement, surrender, consent or other action or omission would have the effect of increasing the present or future Tax liability or decreasing any present or future Tax asset of Orius or any of its Subsidiaries.

         (ii) Without the prior written consent of Orius, LISN shall not, and shall ensure that none of its Subsidiaries shall, make or change any election, change an annual accounting period, adopt or change any accounting method, file any amended Tax Return, enter into any closing agreement, settle any Tax claim or assessment relating to LISN or any of its Subsidiaries, surrender any right to claim a refund of Taxes, consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment relating to LISN or any of its Subsidiaries, or take any other similar action, or omit to take any action relating to the filing of any Tax Return or the payment of any Tax, if such election, adoption, change, amendment, agreement, settlement, surrender, consent or other action or omission would have the effect of increasing the present or future Tax liability or decreasing any present or future Tax asset of LISN or any of its Subsidiaries.

         Section 5. Representations and Warranties of Orius. As a material inducement to LISN, the LISN Shareholders and the Investors to enter into this Agreement and the agreements contemplated hereby to which such Person is a party and to consummate the transactions contemplated hereby and by such other agreements, Orius hereby represents and warrants to LISN, the LISN Shareholders and the Investors as follows:

         5A. Organization, Corporate Power and Licenses. Orius is a corporation duly organized, validly existing and whose status is active under the laws of the State of Florida. Orius is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify, except where the failure to so qualify would not have a Material Adverse Effect. Orius possesses all requisite corporate power and authority necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement. The copies of Orius's articles of incorporation and bylaws which have been furnished to the LISN Shareholders' special counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete. The Articles of Incorporation attached hereto as Exhibit A will, as of the Closing Date, reflect all amendments made thereto and will be correct and complete.

         5B.  Capital Stock and Related Matters.

         (i) As of the date hereof, and without giving effect to any of the transactions contemplated hereby or by the Other Reorganization Agreements, the authorized capital stock of Orius consists of 200,000,000 shares of common stock and 2,000,000 shares of preferred stock, (a) of which 14,703,130.33 shares of Orius Common Stock are issued and outstanding and are held beneficially and of record by the Orius Stockholders as set forth on the Orius Capitalization Schedule attached hereto (to Orius' Knowledge, free and clear of all Encumbrances, except Encumbrances pursuant to the Orius Stockholders Agreement, as defined below, and except that 240,531.66 of such shares of outstanding Orius Common Stock are held in escrow pursuant to earn-out arrangements), 655,199.74 shares of Orius Common Stock are reserved for issuance upon exercise of Existing Orius Options, 371,853.11 shares of Orius Common Stock are reserved for issuance upon exercise of Orius Warrants, 3,116,828.42 shares of Orius Common Stock are reserved for issuance upon conversion of the Orius Series A Preferred, 3,252,289.98 shares of Orius Common Stock are reserved for issuance upon conversion of the Orius Series B Preferred, and 692,626.93 shares of Orius Common Stock are reserved for issuance upon conversion of the Orius Convertible Note, and (b) of which 10,000 shares of Series A Preferred Stock and 7,596.38 shares of Orius Series B Preferred are issued and outstanding and are held beneficially and of record by the Orius Stockholders as set forth on the Orius Capitalization Schedule attached hereto (to Orius's Knowledge, free and clear of all encumbrances). Other than the Orius Convertible Note, the Orius Series A Preferred, the Orius Series B Preferred, Orius Warrants and the Existing Orius Options, and other than the outstanding shares of Common Stock described above, Orius does not have and as of the Closing Date will not have outstanding any stock or securities, or any stock or securities convertible into or exercisable or exchangeable for any shares of its capital stock or containing any profit participation features, nor any rights or options to subscribe for or to purchase its capital stock or any stock or securities directly or indirectly convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans, other than, as of the Closing Date, the Converted LISN Employee Options and New Orius Options granted pursuant to the New Incentive Stock and Option Plan in connection with the LISN Merger Transactions. Orius is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, other than as expressly provided in this Agreement and the HIG Redemption Agreement and, as of the Closing, pursuant to the Articles of Incorporation. As of the date hereof and as of the Closing and immediately thereafter, all of the outstanding shares of Orius's capital stock are or shall be validly issued, fully paid and nonassessable. Each of the Existing Orius Options was issued pursuant to an Existing Option Agreement in the form previously delivered to LISN and the terms thereof are set forth in such Existing Option Agreement and the Existing Stock Option Plan.

         (ii) Upon consummation of the transactions contemplated hereunder to occur at the Closing, the authorized capital stock of Orius will consist of 200,000,000 shares of Orius Common Stock, 200,000,000 shares of Orius Class B Common, 10,000 shares of Orius Series A Preferred, 7,596.38 shares of Orius Series B Preferred, 200,000,000 shares of Series C Participating Preferred, and 200,000,000 shares of Orius Series D Preferred.

         (iii) Prior to the execution and delivery of the Investor Rights Agreement, except for the Stockholders Agreement dated February 26, 1999, by and among Orius and the Orius Stockholders party thereto (the "Orius Stockholders Agreement"), and Orius's Articles of Incorporation, and except as for those agreements described on the Orius Capitalization Schedule attached hereto (and identified as included therein in response to this subsection (iii)), there are no written or, to Orius's Knowledge, oral agreements or understandings between or among any of the Orius Stockholders or among any other Person which are binding upon Orius with respect to the voting or transfer of Orius's capital stock or with respect to any other aspect of Orius's governance.

         5C. Subsidiaries; Investments. Except as set forth on the attached Orius Investments and Orius Subsidiaries Schedule, Orius does not own or hold the right to acquire any shares of stock or any other security or interest in any other Person. The attached Orius Investments and Orius Subsidiaries Schedule correctly sets forth the name of each Subsidiary, the jurisdiction of its incorporation and the Persons owning the outstanding capital stock of such Subsidiary. Each

Subsidiary is duly organized and validly existing under the laws of the jurisdiction of its incorporation and possesses all requisite corporate power and authority necessary to own its properties and to carry on its businesses as now being conducted and as presently proposed to be conducted and is qualified to do business in every jurisdiction in which its ownership of property or the conduct of business requires it to qualify, except where the failure to so qualify would not have a Material Adverse Effect. All of the outstanding shares of capital stock of each Subsidiary are validly issued, fully paid and nonassessable, and all such shares are owned by Orius or another Subsidiary free and clear of any Lien (other than Existing Bank Liens) and are not subject to any option or right to purchase any such shares. Except as set forth on the Orius Investments and Orius Subsidiaries Schedule attached hereto, Orius has never had any Subsidiaries. Except as set forth on the Orius Investments and Orius Subsidiaries Schedule, Orius does not have any obligation to make any additional Investments in any Person.

         5D. Authorization; No Breach. The execution, delivery and performance of this Agreement and all of the other agreements and instruments contemplated hereby to which Orius is a party, and the consummation of the transactions contemplated hereby and by each of the Other Reorganization Agreements have been duly authorized by Orius. This Agreement constitutes a valid and binding obligation of Orius, enforceable in accordance with its terms, and all Other Reorganization Agreements and instruments contemplated hereby to which Orius is a party, when executed and delivered by Orius in accordance with the terms hereof and thereof, shall each constitute a valid and binding obligation of Orius, enforceable in accordance with their respective terms (except in each case as limited by applicable bankruptcy, reorganization, insolvency or similar laws). Except as set forth on the attached Orius Restrictions Schedule, the execution and delivery by Orius of this Agreement and the Other Reorganization Agreements and instruments contemplated hereby and thereby to which Orius is a party, the consummation of the transactions contemplated by this Agreement and the Other Reorganization Agreements to which Orius is a party and the fulfillment of and compliance with the respective terms hereof and thereof by Orius do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under (whether with or without the passage of time, the giving of notice or both), (iii) result in the creation of any Lien upon Orius's or any of its Subsidiaries' capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any third party or any court or administrative or governmental body or agency pursuant to, Orius's Articles of Incorporation or bylaws, any of its Subsidiaries' charter or bylaws, or any law, statute, rule or regulation to which Orius or any of its Subsidiaries is subject, or any agreement, instrument, order, judgment or decree to which Orius or any of its Subsidiaries is subject, except in such cases in which the failure to obtain any such authorization, consent, approval, exemption or to provide such notice or make such filing could not reasonably be expected to have a Material Adverse Effect (it being understood and agreed that this exception does not apply to any representation as to any contract, agreement or document required to be listed on the attached Orius Contracts Schedule). Neither Orius, any of its Subsidiaries nor any of the Orius Stockholders is a party to or bound by any written or, to the Knowledge of Orius, oral agreement or understanding with respect to an Orius Transaction other than this Agreement and the other agreements contemplated hereby. Neither Orius nor, to Orius's Knowledge, HIG has breached any of its respective obligations pursuant to the Exclusivity Agreement.

         5E. Financial Statements. Attached hereto as the Orius Financial Statements Schedule are the following financial statements:

         (i) the audited consolidated balance sheets of Orius as of December 31, 1998, and the related statements of income and cash flows (or the equivalent) for the fiscal year then ended; and

         (ii) the unaudited consolidated balance sheet of Orius as of August 31, 1999 (the "Orius Latest Balance Sheet"), and the related statements of income and cash flows (or the equivalent) for the eight-month period then ended.

Each of the foregoing financial statements (including in all cases the notes thereto, if any) when delivered pursuant to Section 5M above is consistent with the books and records of Orius and its Subsidiaries, fairly presents the financial condition and operating results of Orius and its Subsidiaries and has been prepared in accordance with GAAP consistently applied throughout the periods covered thereby, subject in the case of the unaudited financial statements to the absence of footnote disclosures and to normal year-end audit adjustments (none of which footnote disclosures or year-end audit adjustments would, alone or in the aggregate, be materially adverse to the business, operations, assets, liabilities, financial condition, operating results, cash flow or net worth of Orius and its Subsidiaries, taken as a whole).

         5F. Absence of Undisclosed Liabilities. Except as set forth on the attached Orius Liabilities Schedule and other than any Liability which individually is in an amount less than $50,000 and which collectively with all other Liabilities arising from the same or similar facts or circumstances is less than $150,000 in the aggregate, neither Orius nor any of its Subsidiaries has any Liability arising out of transactions entered into at or prior to the date hereof, or any action or inaction at or prior to the date hereof, or any state of facts existing at or prior to the date hereof, other than: (i) Liabilities set forth on the liabilities side of the Orius Latest Balance Sheet (including any notes thereto), (ii) Liabilities which have arisen after the date of the Orius Latest Balance Sheet in the ordinary course of business (none of which is a Liability resulting from noncompliance with any applicable laws, breach of contract, breach of warranty (in excess of any warranty reserve specifically established with respect thereto and included on the Orius Latest Balance Sheet), tort, infringement, claim or lawsuit) and (iii) other Liabilities expressly disclosed in the Schedules referred to in this Section 5.

         5G. Accounts Receivable. Except as set forth on the attached Orius Accounts Receivable Schedule, all accounts receivable reflected on the Orius Latest Balance Sheet and all accounts receivable to be reflected on Orius's and its Subsidiaries' books and records as of the Closing Date (net of allowances for doubtful accounts as reflected thereon and as determined in accordance with GAAP consistently applied) are or shall be valid receivables arising in the ordinary course of business, and are or shall be current. Except as set forth on the attached Orius Accounts Receivable Schedule, no Person has any Lien on such receivables or any part thereof, other than Existing Bank Liens, and no agreement for deduction, free goods, discount or other deferred price or quantity adjustment has been made with respect to any such receivables.

         5H. Service Warranty; Service Certifications.

         (i) All services rendered by Orius and its Subsidiaries (whether directly or indirectly through independent contractors) have been in conformity in all material respects with all applicable contractual commitments and all express warranties, and neither Orius nor any of its Subsidiaries has nor shall have any Liability for replacement or repair or for other damages relating to or arising from any of such services, except for amounts incurred in the ordinary course of business which are immaterial in the aggregate. Neither Orius nor any of its Subsidiaries has been notified in writing of any claims for (and Orius has no Knowledge of any threatened claims for) any extraordinary warranty obligations relating to any of its products or services.

         (ii) Orius and its Subsidiaries hold all material registrations, accreditations and other certifications required for the conduct of their respective businesses, except where the failure to hold such registrations, accreditations and other certifications could not reasonably be expected to have a Material Adverse Effect (all of such registrations, accreditations and certifications being referred to herein as "Service Certifications"). Orius and its Subsidiaries are in compliance with the terms and conditions of all such Service Certifications and no written (and to Orius's Knowledge, no oral) notices have been received by Orius or any of its Subsidiaries alleging the failure to hold any Service Certification.

         5I. Service Liability. Except as set forth on the attached Orius Service Liability Schedule, neither Orius nor any of its Subsidiaries has any Liability (and, to Orius's Knowledge, there is no reasonable basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand against it giving rise to any Liability) arising out of any injury to individuals or property with respect to any services rendered by Orius or any of its Subsidiaries.

         5J. No Material Adverse Effect. Since June 30, 1999, there has occurred no fact, event or circumstance which has had or would reasonably be expected to have a Material Adverse Effect.

         5K. Absence of Certain Developments. Except as expressly contemplated by this Agreement or as set forth on the attached Orius Developments Schedule, since June 30, 1999, neither Orius nor any of its Subsidiaries has:

         (i) issued any notes, bonds or other debt securities or any capital stock or other equity securities or any securities or rights convertible, exchangeable or exercisable into any capital stock or other equity securities;

         (ii) borrowed any amount or incurred or become subject to any material Liabilities, except current Liabilities incurred in the ordinary course of business consistent with past practice;

         (iii) discharged or satisfied any material Lien or paid any material obligation or Liability, other than current Liabilities paid in the ordinary course of business;

         (iv) declared, set aside or made any payment or distribution of cash or other property to any of Orius's shareholders with respect to such shareholder's capital stock or other equity securities or purchased, redeemed or otherwise acquired any shares of its capital stock or other equity securities (including any warrants, options or other rights to acquire its capital stock or other equity securities);

         (v) mortgaged or pledged any of its properties or assets or subjected them to any Lien, except for Permitted Encumbrances;

         (vi) sold, assigned, transferred, leased, licensed or otherwise encumbered any of its tangible assets, except in the ordinary course of business consistent with past practice, or canceled any material debts or claims;

         (vii) sold, assigned, transferred, leased, licensed or otherwise encumbered any material Intellectual Property Rights or other intangible assets, disclosed any material proprietary confidential information to any Person (other than as contained in the registration statement filed by Orius's predecessor with the U.S. Securities and Exchange Commission and other than to LISN and the LISN Shareholder Representative and other than in the ordinary course of business consistent with past practice in circumstances in which it has imposed reasonable confidentiality restrictions), or abandoned or permitted to lapse any Intellectual Property Rights;

         (viii) with respect to any of the 35 most highly compensated employees of Orius and its Subsidiaries on a consolidated basis, made or granted any bonus or any wage or salary increase (except as required by pre-existing contracts described on the attached Orius Contracts Schedule), or, with respect to any employee or group of employees, made or granted any increase in any employee benefit plan or arrangement, or amended or terminated any existing employee benefit plan or arrangement or adopted any new employee benefit plan or arrangement;

         (ix) entered into any employment contract involving gross annual compensation aggregating $75,000 or more or collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement.

         (x) suffered any extraordinary losses or waived any rights of material value (whether or not in the ordinary course of business or consistent with past practice) in excess of $100,000 in the aggregate;

         (xi) other than as contemplated by the capital expenditure schedule delivered to the LISN Shareholder Representative during the course of its due diligence review of Orius, made capital expenditures or commitments therefor that aggregate in excess of $100,000;

         (xii) delayed or postponed the payment of any accounts payable or any other liability or obligation or agreed with any party to extend the payment date of any accounts payable or accelerated the collection of any accounts or notes receivable;

         (xiii) made any loans or advances to, guarantees for the benefit of, or any Investments in, any Persons (other than advances to Orius's employees in the ordinary course of business consistent with past practice) in excess of $25,000;

         (xiv) made any charitable contributions or pledges exceeding in the aggregate $25,000;

         (xv) suffered any damage, destruction or casualty loss exceeding in the aggregate $100,000, whether or not covered by insurance;

         (xvi) made any change in any method of accounting or accounting policies or made any write-down in the value of its inventory that is material or that is other than in the usual, regular and ordinary course of business consistent with past practice;

         (xvii) made any Investment in any Subsidiary, other than those Subsidiaries listed on the Orius Investments and Orius Subsidiaries Schedule, or taken any steps to incorporate any Subsidiary, other than Merger Sub;

         (xviii) entered into any agreement or arrangement prohibiting or restricting it from freely engaging in any business or otherwise restricting the conduct of its business;

         (xix) entered into any contract other than in the ordinary course of business consistent with past practice, entered into any other material transaction, whether or not in the ordinary course of business or consistent with past practice, or materially changed any business practice; or

         (xx) agreed, whether orally or in writing, to do any of the foregoing.

         5L.  Assets. Except as set forth on the attached Orius Assets
Schedule, Orius and its Subsidiaries have good and valid title to, a valid leasehold interest in, or a valid license to use, the properties and assets, tangible or intangible, shown on the Orius Latest Balance Sheet or acquired thereafter, free and clear of all Liens, except for properties and assets disposed of in the ordinary course of business since the date of the Latest Balance Sheet and except for Liens disclosed on the Orius Latest Balance Sheet (including any notes thereto) and Permitted Encumbrances and such assets consist of all of the material assets and properties necessary for the conduct of its business as presently conducted.

         5M.  Tax Matters.

         (i)  Except as set forth on the attached Orius Taxes Schedule:

              (a) Orius and its Subsidiaries have filed all Tax Returns which it is required to file under applicable laws and regulations, and all such Tax Returns are complete and correct and have been prepared in compliance with all applicable laws and regulations;

              (b) Orius and its Subsidiaries have paid all Taxes due and owing by it (whether or not such Taxes are shown or required to be shown on a Tax Return) and has withheld and paid over to the appropriate taxing authority all Taxes which it is required to withhold from amounts paid or owing to any employee, independent contractor, shareholder, creditor or other third party;

              (c) neither Orius nor any of its Subsidiaries has waived any statute of limitations with respect to any Taxes or agreed to any extension of time for filing any Tax Return which has not been filed; and neither Orius nor any of its Subsidiaries has consented to extend to a date later than the date hereof the period in which any Tax may be assessed or collected by any Taxing Authority;

              (d) the accrual for Taxes on the Orius Latest Balance Sheet would be adequate to pay all Tax liabilities of Orius and its Subsidiaries if its current tax year were treated as ending on the date of the Orius Latest Balance Sheet (excluding any amount recorded which is attributable solely to timing differences between book and Tax income);

              (e) since December 31, 1998, neither Orius nor any of its Subsidiaries has incurred any liability for Taxes other than in the ordinary course of business;

              (f) the federal income Tax Returns of Orius and its Subsidiaries have not been audited and are open for all tax years after December 31, 1994;

              (g) no foreign, federal, state or local tax audits or administrative or judicial Tax proceedings are pending or being conducted with respect to Orius or any of its Subsidiaries;

              (h) neither Orius nor any of its Subsidiaries has received from any foreign, federal, state or local taxing authority (including jurisdictions where Orius or any of its Subsidiaries has filed Tax Returns) any (i) written notice indicating an intent to open an audit or other review, (ii) request for information related to Tax matters or (iii) notice of deficiency or proposed adjustment for any amount of Tax proposed, asserted or assessed by any taxing authority against Orius or any of its Subsidiaries;

              (i) no written, or to Orius's Knowledge, oral claim has ever been made against Orius or any of its Subsidiaries by a taxing authority in a jurisdiction where Orius or any of its Subsidiaries do not file Tax Returns that Orius or any of its Subsidiaries are or may be subject to Taxes assessed by such jurisdiction;

              (j) neither Orius nor any of its Subsidiaries has been a member of an Affiliated Group (other than a group the common parent of which was Orius);

              (k) neither Orius nor any of its Subsidiaries is a party to or bound by any Tax allocation or Tax sharing agreement;

              (l) there are no Liens for Taxes (other than Permitted Encumbrances) upon the assets of Orius or any of its Subsidiaries; and

              (m) neither Orius nor any of its Subsidiaries shall be required to (i) as a result of a change in method of accounting for a taxable period ending on or prior to the Closing Date, include any adjustment in taxable income for any taxable period (or portion thereof) ending after the Closing Date, (ii) as a result of any "closing agreement," as described in Section 7121 of the Code (or any corresponding provision of state, local or foreign income Tax law) executed on or before the Closing Date, include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date, (iii) as a result of any sale reported on the installment method where such sale occurred on or prior to the Closing Date, include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date, or (iv) as a result of any prepaid amount received on or prior to the Closing Date, include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date; and

         (ii) Neither Orius nor any of its Subsidiaries:

              (a)  has made an election under Section 341(f) of the Code;

              (b) is presently liable for the Taxes of another Person (other than any of Orius and its Subsidiaries) (1) under Treas. Reg. ss.1.1502-6 (or comparable provisions of state, local or foreign law), (2) as a transferee or successor or (3) by contract or indemnity or otherwise;

              (c) is a party to any agreement, contract, arrangement, or plan that has resulted or would result, separately or in the aggregate, in the payment of any "excess parachute payment" within the meaning of Section 280G of the Code (or any corresponding provision of state, local or foreign law); or

              (d) is or has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

         5N.  Contracts and Commitments.

              (i) Except as expressly contemplated by this Agreement or as set forth on the attached Orius Contracts Schedule, the attached Orius Intellectual Property Schedule, the attached Orius Employees Schedule, or the attached Orius Employee Benefits Schedule, neither Orius nor any of its Subsidiaries is a party to or bound by any written or oral:

              (a) pension, profit sharing, stock option, employee stock purchase or other plan or arrangement providing for deferred or other compensation to employees or any other employee benefit plan, arrangement or practice, whether formal or informal;

              (b) collective bargaining agreement or any other contract with any labor union, or severance agreements, programs, policies or arrangements;

              (c) management agreement, contract for the employment of any officer, individual employee or other Person on a full-time, part-time, consulting or other basis providing annual cash or other compensation in excess of $75,000 or providing for the payment of any cash or other compensation or benefits upon the consummation of the transactions contemplated hereby;

              (d) contract or agreement requiring the consent of any party thereto upon a change in control of Orius or such Subsidiary, containing any provision which would result in a modification of any rights or obligations of any party thereunder upon a change in control of Orius or such Subsidiary or which would provide any party any remedy (including rescission or liquidated damages) in the event of a change in control of Orius or such Subsidiary;

              (e) contract under which it has advanced or loaned monies to any other Person or otherwise agreed to advance, loan or invest any funds (other than advances to Orius's employees in the ordinary course of business consistent with past practice);

              (f) agreement or indenture relating to borrowed money or other Indebtedness or the mortgaging, pledging or otherwise placing a Lien on any material asset or material group of assets of Orius or any of its Subsidiaries or any letter of credit arrangements;

              (g) guaranty of any obligation for borrowed money or otherwise (other than endorsements made for collection in the ordinary course of business);

              (h) lease or agreement under which Orius or any of its Subsidiaries is lessee of or holds or operates any property, real or personal, owned by any other Person, except for any lease of personal property under which the aggregate annual rental payments do not exceed $25,000 and any lease of real property under which the aggregate annual rental payments do not exceed $50,000;

              (i) lease or agreement under which Orius or any of its Subsidiaries is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by Orius or such Subsidiary;

              (j)  license or royalty agreements;

              (k)  nondisclosure or confidentiality agreements;

              (l) local service agreements (including cleaning, guard service, lawn and snow removal) and maintenance agreements (including vehicle and equipment maintenance agreements) involving annual payments in excess of $50,000;

              (m) contract or group of related contracts with the same party or group of affiliated parties for the purchase of raw materials, commodities, supplies, products, equipment or other personal property or for the receipt of services under which the undelivered balance of such products and services has a selling price in excess of $150,000;

              (n) contract or group of related contracts with the same party or group of affiliated parties for the sale of raw materials, commodities, supplies, products or other personal property or for the furnishing of services under which the undelivered balance of such products or services due from Orius or any of its Subsidiaries has a selling price in excess of $750,000;

              (o) other contract or group of related contracts with the same party or group of affiliated parties continuing over a period of more than six months from the date or dates thereof, not terminable by Orius or any of its Subsidiaries upon 30 days' or less notice without penalty or involving more than $75,000;

              (p) contract or group of related contracts requiring the payment of any fee, penalty or other amount by Orius or any of its Subsidiaries in the event of any failure to perform or late performance of such contract or contracts by Orius or such Subsidiary;

              (q) contract relating to the marketing, advertising or promotion of its products;

              (r) warranty agreement with respect to services provided (other than agreements containing commercially standard terms and conditions) or indemnity agreement with any supplier under which it is obligated to indemnify such supplier against product liability claims;

              (s) agreements relating to the ownership of or investments in any business or enterprise, including investments in joint ventures and minority equity investments;

              (t) assignment, indemnification or other agreement with respect to any intangible property (including any Intellectual Property Rights);

              (u) agreement under which it has granted any Person any registration rights (including demand or piggyback registration rights);

              (v) broker, agent, sales representative, distribution agreement or agreement relating to the export and/or import of any goods or equipment;

              (w) power of attorney or other similar agreement or grant of agency;

              (x) contract or agreement prohibiting it from freely engaging in any business or competing anywhere in the world; or

              (y) other agreement which is material to its operations or business prospects or involves an annual consideration in excess of $250,000, whether or not in the ordinary course of business.

         (ii) Orius Contracts Schedule lists each currently outstanding bid or proposal for business submitted by Orius or any of its Subsidiaries in excess of $1,000,000.

         (iii) All of the contracts, agreements and instruments set forth or required to be set forth on the attached Orius Contracts Schedule are valid, binding and enforceable against Orius (and, to the Knowledge of Orius, against the other party or parties thereto) in accordance with their respective terms (except in each case as limited by applicable bankruptcy, reorganization, insolvency or similar laws) and, assuming they are enforceable against the other parties thereto, shall be in full force and effect without penalty in accordance with their terms upon consummation of the transactions contemplated hereby. Each of Orius and its Subsidiaries has performed all material obligations required to be performed by it and is not in default under or in breach of nor in receipt of any written claim (and to its Knowledge there are no claims) of default or breach under any contract, agreement or instrument to which Orius or such Subsidiary is subject; no event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of noncompliance by Orius or any of its Subsidiaries under any material contract, agreement or instrument to which Orius or any of its Subsidiaries is subject; except as set forth on the attached Orius Contracts Schedule, neither Orius nor or any of its Subsidiaries has any present expectation or intention of not fully performing on a timely basis all such obligations required to be performed by Orius or such Subsidiary under any contract, agreement or instrument to which Orius or such Subsidiary is subject; and neither Orius nor or any of its Subsidiaries has any Knowledge of any breach or cancellation or anticipated cancellation by the other parties to any contract, agreement, instrument or commitment to which it is a party. Neither Orius nor any of its Subsidiaries is a party to any contract, agreement or commitment the performance of which could reasonably be expected to have a Material Adverse Effect.

         (iv) Orius has made available to LISN Shareholder Representative's special counsel a true and correct copy of each of the written instruments, plans, contracts and agreements and an accurate description of each of the oral arrangements, contracts and agreements which are referred to on the attached Orius Contracts Schedule, together with all amendments, waivers or other changes thereto.

         5O.   Intellectual Property Rights.

         (i) The attached Orius Intellectual Property Schedule contains a complete and accurate list of all (a) patented or registered Intellectual Property Rights owned or, to Orius's Knowledge, used by Orius or any of its Subsidiaries, (b) pending patent applications and applications for other registrations of Intellectual Property Rights filed by or on behalf of Orius or any of its Subsidiaries, and (c) material unregistered Intellectual Property Rights owned or used by Orius or any of its Subsidiaries. The attached Orius Intellectual Property Schedule also contains a complete and accurate list of all licenses and other rights granted by Orius or any of its Subsidiaries to any third party with respect to any Intellectual Property Rights and all licenses and other rights granted by any third party to Orius or any of its Subsidiaries with respect to any Intellectual Property Rights, in each case identifying the subject Intellectual Property Rights. Each of Orius and its Subsidiaries owns and possesses all right, title and interest to, or has the right to use pursuant to a valid and enforceable license, all Intellectual Property Rights necessary for the operation of its business, free and clear of all Liens other than Existing Bank Liens. Except as set forth on the attached Orius Intellectual Property Schedule, the loss or expiration of any Intellectual Property Right or related group of Intellectual Property Rights owned or used by Orius or any of its Subsidiaries has not had and would not reasonably be expected to have a Material Adverse Effect, and no loss or expiration of any Intellectual Property Right is threatened, pending or, to Orius's Knowledge, reasonably foreseeable. Each of Orius and its Subsidiaries has taken commercially reasonable steps to maintain and protect the Intellectual Property Rights which it owns.

                  (ii) Except as set forth on the attached Orius Intellectual Property Schedule, (a) there have been no claims made against Orius or any of its Subsidiaries asserting the invalidity, misuse or unenforceability of any of the Intellectual Property Rights owned or used by Orius or any of its Subsidiaries and, to Orius's Knowledge, there is no basis for any such claim,
(b) neither Orius nor any of its Subsidiaries has received any written notices of, and to Orius's Knowledge neither Orius nor any of its Subsidiaries has received any unwritten notice of, and has no Knowledge of, any facts which indicate a likelihood of, any infringement or misappropriation by, or conflict with, any third party with respect to any Intellectual Property Rights (including any demand or request that Orius or any of its Subsidiaries license any rights from a third party), (c) to Orius's Knowledge the conduct of Orius's and its Subsidiaries' businesses has not infringed, misappropriated or conflicted with and does not infringe, misappropriate or conflict with any Intellectual Property Rights of other Persons, and (d) to Orius's Knowledge, the Intellectual Property Rights owned by or licensed to Orius or any of its Subsidiaries have not been infringed, misappropriated or conflicted by other Persons. The transactions contemplated by this Agreement will have no Material Adverse Effect on Orius's and its Subsidiaries' right, title or interest in and to the Intellectual Property Rights listed on the Orius Intellectual Property Schedule, and all of such Intellectual Property Rights shall be owned or available for use by Orius and its Subsidiaries on terms and conditions immediately after the Closing which are substantially identical to those in effect immediately prior to Closing.

                  5P. Litigation, etc. Except as set forth on the attached Orius Litigation Schedule, there are no (and, in respect of Orius and NATG, L.L.C. and their respective corporate predecessors, since inception there have not been any, and in respect of any of Orius's Subsidiaries, since the date of acquisition thereof by Orius there have not been any) actions, suits, proceedings (including any arbitration proceedings), orders, investigations or claims pending or, to Orius's Knowledge, threatened against or any material actions, suits, proceedings (including any arbitration proceedings), orders, investigations or claims affecting Orius or any of its Subsidiaries (or to Orius's Knowledge, pending or threatened against or any actions, suits, proceedings (including any arbitration proceedings), orders, investigations or claims affecting any of the officers, directors or employees of Orius with respect to its business activities), or pending or threatened by Orius or any of its Subsidiaries against any Person, at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality (including any actions, suits, proceedings or investigations with respect to the transactions contemplated by this Agreement); neither Orius nor any of its Subsidiaries is subject to any arbitration proceedings under collective bargaining agreements or otherwise or any governmental investigations or inquiries; and, to Orius's Knowledge, there is no basis for any of the foregoing. The foregoing includes, without limitation, actions pending or threatened involving the prior employment of any of the 35 most highly compensated employees of Orius and its Subsidiaries on a consolidated basis, their use in connection with Orius's or any of its Subsidiaries' businesses of any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers. Except as set forth on the attached Orius Litigation Schedule, Orius is fully insured with respect to each of the matters set forth on the attached Orius Litigation Schedule, and neither Orius nor any of its Subsidiaries is subject to any judgment, order or decree of any court or other governmental agency, and neither Orius nor any of its Subsidiaries has received any opinion or memorandum or advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability which could have a Material Adverse Effect.

                  5Q. Brokerage. Except for Orius's obligations to Deutsche Bank Securities, Inc. pursuant to the agreement described on the Orius Contracts Schedule attached hereto, there are and shall be no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement to which Orius or any of its Subsidiaries is a party or to which Orius or any of its Subsidiaries is subject, it being acknowledged and agreed that any such brokerage commissions, finder's fees or similar compensation shall be deemed to be Indebtedness of Orius for purposes of this Agreement.

                  5R. Insurance. The attached Orius Insurance Schedule contains a description of each insurance policy maintained by Orius and any of its Subsidiaries with respect to its and any of its Subsidiaries' properties, assets and business, together with a statement of the aggregate amount of claims paid out, and claims pending, under each such insurance policy or other arrangement through the date hereof. All such policies are in full force and effect as of the Closing, all premiums due thereon have been paid, and Orius and its Subsidiaries are otherwise in compliance in all material respects with the terms and provisions of such policies. Neither Orius nor any of its Subsidiaries is in default with respect to its obligations under any insurance policy maintained by it, and neither Orius nor any of its Subsidiaries has received any notice of cancellation or non-renewal of any such policy or arrangement nor is the termination of any such policies or arrangements threatened. Neither Orius nor any of its Subsidiaries has ever been denied insurance coverage, and there is no claim pending under any policies or arrangements as to which coverage has been questioned, denied or disputed by the underwriters of such policies or arrangements. Neither Orius nor any of its Subsidiaries has received any notice from any of its insurance carriers that any insurance premiums will be increased in the future or that any insurance coverage presently provided for will not be available to Orius or any of its Subsidiaries in the future on substantially the same terms as now in effect and none of such policies or arrangements provides for any retrospective premium adjustment, experienced-based liability or loss sharing arrangement affecting Orius or any of its Subsidiaries. A true and complete list of all outstanding claims for medical expenses in excess of $10,000 made by or with respect to any single employee of Orius or any of its Subsidiaries is set forth in the Orius Insurance Schedule. Except as set forth on the attached Orius Insurance Schedule,

Orius has no self-insurance or co-insurance programs, and the reserves set forth on the Orius Latest Balance Sheet are adequate to cover all anticipated Liabilities with respect to any such self-insurance or co-insurance programs.

                  5S. Employees. To Orius's Knowledge, no executive or key employee of Orius or any of its Subsidiaries and no group of employees of Orius or any of its Subsidiaries has any plans to terminate employment with Orius or such Subsidiary. Orius has no material labor relations problems (including any union organization activities, threatened or actual strikes or work stoppages or material grievances). None of Orius, the Orius Stockholders nor, to Orius's Knowledge, any of its other employees or consultants are subject to any noncompete, nondisclosure, confidentiality, employment, consulting or other agreement or judgment, decree or order of any court or administrative agency, relating to, affecting or in conflict with the present or proposed business activities of Orius and its Subsidiaries or such Person's duties to Orius and its Subsidiaries, except for agreements between Orius and its present and former employees. Orius has not received any written notice alleging that any violation of any such agreements has occurred, and to Orius's Knowledge neither Orius nor any of its Subsidiaries has received any unwritten notice thereof. The Orius Employees Schedule attached hereto contains a correct and complete list of all employees and consultants of Orius which have executed and delivered to Orius any agreement providing for the nondisclosure by such Person of any confidential information of Orius.

                  5T. ERISA.

                  (i) Except as set forth on the attached Orius Employee Benefits Schedule, Orius does not have any obligation to contribute to (or any other liability, including current or potential withdrawal liability, with respect to) any "multi-employer plan" (as defined in Section 3(37) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")).

                  (ii) Orius does not maintain or have any obligation to contribute to (or any other liability with respect to) any plan or arrangement, whether or not terminated, which provides medical, health, life insurance or other welfare-type benefits for current or future retired or terminated employees or any dependents of such employees (except for limited continued medical benefit coverage required to be provided under Section 4980B of the Code ("COBRA") or as required under applicable state law).

                  (iii) Orius does not maintain, contribute to or have any actual or potential liability under (or with respect to) any employee plan which is a "defined benefit plan" (as defined in Section 3(35) of ERISA).

                  (iv) Except as set forth on the attached Orius Employee Benefits Schedule, Orius does not maintain, contribute to or have any actual or potential liability under (or with respect to) any employee plan which is a "defined contribution plan" (as defined in Section 3(34) of ERISA) (the "Plans"), whether or not terminated.

                  (v) Except as set forth on the attached Orius Employee Benefits Schedule under the heading "Other Plans" (the "Other Plans"), Orius does not maintain, contribute to or have any actual or potential liability under (or with respect to) any plan or arrangement providing benefits or remuneration to current or former employees or independent contractors, including any employment contract, bonus or incentive plan, plan for deferred compensation, employee health or other welfare benefit plan, severance arrangement or other material policy, program or arrangement, whether or not terminated. The attached Orius Employee Benefits Schedule sets forth the aggregate amount of bonuses and other incentive compensation reasonably expected to be paid by Orius for the fiscal year ending December 31, 1999.

                  (vi) With respect to the Plans set forth on the attached Orius Employee Benefits Schedule, all required payments, premiums, contributions, reimbursements or accruals for all periods ending prior to or as of the Closing Date shall have been made or properly accrued. None of the Plans has any material unfunded liabilities which are not reflected on the Latest Balance Sheet.

                  (vii) Except as set forth on the attached Orius Employee Benefits Schedule, the Plans and all related trusts, insurance contracts and funds have been maintained, funded and administered in compliance in all material respects with the applicable provisions of ERISA, the Code and other applicable laws. Except as set forth on the attached Orius Employee Benefits Schedule, Orius has timely complied with all reporting and disclosure obligations as they apply to the Plans, and Orius has complied with the requirements of COBRA. To Orius's Knowledge, none of Orius or any trustee or administrator of any Plan has engaged in any transaction with respect to the Plans which would subject Orius or any trustee or administrator of the Plans, or any party dealing with any such Plan, nor do the transactions contemplated by this Agreement constitute transactions which would subject any such party, to either a civil penalty assessed pursuant to Part 502(i) of ERISA, or any other penalty or excise tax or the tax or penalty on prohibited transactions imposed by Section 4975 of the Code or any other penalty or excise tax. No actions, suits or claims with respect to the assets of the Plans (other than routine claims for benefits) are pending or, to Orius's Knowledge, threatened which could result in or subject Orius to any liability and there are no circumstances which would give rise to or be expected to give rise to any such actions, suits or claims.

                  (viii) The attached Orius Employee Benefits Schedule sets forth whether or not a favorable determination letter from the Internal Revenue Service has been received by Orius with respect to each Plan that it is qualified under Section 401(a) of the Code (including requirements imposed by the Tax Reform Act of 1986 and subsequent legislation), and, to Orius's Knowledge, there are no circumstances which would cause a Plan to lose such qualified status.

                  (ix) For purposes of this Section 5T, "Orius" shall be deemed to include all organizations under common control with Orius pursuant to Section 414 of the Code.

                  5U. Compliance with Laws; Permits; Certain Operations. Except as set forth on the attached Orius Compliance Schedule:

                  (i) Each of Orius and its Subsidiaries is in material compliance with and, throughout the immediately preceding 5 year period has complied in all material respects with, all applicable laws, ordinances, codes, rules, requirements and regulations of foreign, federal, state and local governments and all agencies thereof relating to the operation of its business and the maintenance and operation of its properties and assets. During the five year period ending on the Closing Date, no written (or, to Orius's Knowledge, oral) notices have been received by and no claims have been filed against Orius or any of its Subsidiaries alleging a violation of any such laws, ordinances, codes, rules, requirements or regulations.

                  (ii) Each of Orius and its Subsidiaries holds and is in compliance with all permits, licenses, bonds, approvals, certificates, registrations, accreditations and other authorizations of all foreign, federal, state and local governmental agencies required for the conduct of its business and the ownership of its properties (including as the same relate to Environmental and Safety Requirements), and the attached Orius Permits Schedule sets forth a description of all of such material permits, licenses, bonds, approvals, certificates, registrations, accreditations and other authorizations. To Orius's Knowledge, no notices have been received by Orius or any of its Subsidiaries alleging the failure to hold any of the foregoing. All of such permits, licenses, bonds, approvals, accreditations, certificates, registrations and authorizations will be available for use by Orius and its Subsidiaries, as the case may be, immediately after the Closing.

                  5V. Environmental and Safety Matters.

                  (i) Except as set forth on the attached Orius Environmental
Schedule:

                           (a) Each of Orius and its Subsidiaries has complied in all material respects with and is in material compliance with all Environmental and Safety Requirements. Neither Orius nor any of its Subsidiaries have received any written or oral notice, report or information regarding any actual or alleged violation of Environmental and Safety Requirements or any liabilities or potential liabilities relating to it or its facilities arising under Environmental and Safety Requirements.

                           (b) Neither this Agreement nor the consummation of the transactions contemplated hereby will result in any obligations for site investigation or cleanup, or notification to or consent of any government agencies or third parties under any Environmental and Safety Requirements (including any so called "transaction-triggered" or "responsible property transfer" laws and regulations).

                           (c) None of the following exists at any property or facility owned, occupied or operated by Orius or any of its
         Subsidiaries:

                               (1) underground storage tanks;

                                    (2) asbestos-containing material in any form
                                        or condition;

                                    (3) materials or equipment containing
                                        polychlorinated biphenyls; or

                                    (4) landfills, surface impoundments or other
                                        disposal areas.

                           (d) Neither Orius nor any of its Subsidiaries has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled or Released any substance (including any hazardous substance) or owned, occupied or operated any facility or property (and no such property or facility is contaminated by any such substance) in a manner that has given or could give rise to any Liabilities (including any Liability for response costs, corrective action costs, personal injury, natural resource damages, property damage or attorneys fees or any investigative, corrective or remedial obligations) pursuant to CERCLA or any other Environmental and Safety Requirements.

                           (e) Neither Orius nor any of its Subsidiaries has, either expressly or by operation of law, assumed or undertaken any liability or corrective, investigatory or remedial obligation of any other Person relating to any Environmental and Safety Requirements.

                           (f) No Environmental Lien has attached to any property owned, leased or operated by Orius or any of its Subsidiaries.

                  5W. Affiliated Transactions. Except as set forth on the attached Orius Affiliated Transactions Schedule, no officer, director, shareholder or Affiliate of Orius or any of its Subsidiaries or, to Orius's Knowledge, any individual related by blood, marriage or adoption to any such individual or any entity in which any such Person or individual owns any beneficial interest, is a party to any agreement, contract, commitment or transaction with Orius or any Subsidiary of Orius or has any material interest in any material property used by Orius or any of its Subsidiaries (including any Intellectual Property Rights) involving in any case liabilities or assets with fair market value of $100,000 or more, or involving payments or payment obligations aggregating $100,000 in any twelve-month period.

                  5X. Suppliers and Customers. The Orius Suppliers and Customers Schedule attached hereto sets forth a list of the top ten customers and suppliers of Orius by dollar volume of sales and purchases, respectively, for the fiscal year ended December 31, 1998. Neither Orius nor any of its Subsidiaries has received any indication from any material supplier to the effect that, and to Orius's Knowledge, neither Orius nor any of its Subsidiaries has any reason to believe that, such supplier will stop, materially decrease the rate of, or materially change the terms (whether related to payment, price or otherwise) with respect to, supplying materials, products or services to any of Orius and its Subsidiaries (whether as a result of the consummation of the transactions contemplated hereby or otherwise). To Orius's Knowledge, neither Orius nor any of its Subsidiaries has received any indication from any material customer of Orius to the effect that, and to Orius's Knowledge, neither Orius nor any of its Subsidiaries has any reason to believe that, such customer will stop, or materially decrease the rate of, buying products of Orius (whether as a result of the consummation of the transactions contemplated hereby or otherwise).

                  5Y. Real Property.

                  (i) The Orius Real Property Schedule sets forth the address and lists and describes briefly all land, together with all buildings located thereon, owned by Orius or any of its Subsidiaries (the "Orius Owned Real Property"). With respect to each such parcel of Orius Owned Real Property and except as set forth on the Orius Real Property Schedule:

                           (a) the identified owner has good title to the parcel
                  of real property, free and clear of any Lien, easement, covenant, or other restriction as of the Closing Date, except Permitted Encumbrances;

                           (b) there are no pending or, to the Knowledge of
                  Orius, threatened condemnation, expropriation or other eminent domain proceedings, lawsuits, or administrative actions relating to the Orius Owned Real Property or other matters affecting adversely the current use, occupancy, or value thereof;

                           (c) the legal description for the parcel contained in
                  the deed describes such parcel fully and adequately, the buildings and improvements are located within the boundary lines of the described parcels of land, are not in violation of applicable setback requirements, zoning laws, and ordinances (and none of the properties or buildings or improvements thereon are subject to "permitted non-conforming use" or "permitted non-conforming structure" classifications), and do not encroach on any easement which may burden the land, the land does not serve any adjoining property for any purpose inconsistent with the use of the land, and the property is not located within any flood plain or subject to any similar type restriction for which any permits or licenses necessary to the use thereof have not been obtained;

                           (d) all facilities have received all approvals of
                  governmental authorities (including licenses and permits) required in connection with the ownership or operation thereof and have been operated and maintained in accordance with applicable laws, rules and regulations;

                           (e) there are no leases, subleases, licenses,
                  concessions, or other agreements, written or oral, granting to any party or parties the right of use or occupancy of any portion of the parcel of Orius Owned Real Property, other than tenants under any leases disclosed in the Orius Real Property Schedule who are in possession of space of which they are entitled;

                           (f) there are no outstanding options or rights of
                  first refusal to purchase the parcel of Orius Owned Real Property, or any portion thereof or interest therein;

                           (g) there are no parties (other than Orius) in
                  possession of the parcel of Orius Owned Real Property, other than tenants under any leases disclosed in the Orius Real Property Schedule who are in possession of space of which they are entitled;

                           (h) all facilities located on the parcel of Orius
                  Owned Real Property are supplied with utilities and other services necessary for the operation of such facilities, including gas, electricity, water, telephone, sanitary sewer, and storm sewer, all of which services are adequate in accordance with all applicable laws, ordinances, rules and regulations and are provided via public roads or via permanent, irrevocable, appurtenant easements benefitting the parcel of Orius Owned Real Property; and

                           (i) each parcel of Orius Owned Real Property abuts on
                  and has direct vehicular access to a public road, or has access to a public road via a permanent, irrevocable, appurtenant easement benefitting the parcel of real property, and access to the property is provided by paved public right-of-way with adequate curb cuts available.

                  (ii) The Orius Real Property Schedule attached hereto sets forth a list of all of the leases, subleases and licenses ("Orius Leases") of real property (the "Orius Leased Real Property"), including the address of the Orius Leased Real Property, in which Orius or any of its Subsidiaries has a leasehold, subleasehold or licensed interest, other than any lease which may be terminated by either party without liability to the other on less than 90 days notice or involving aggregate annual rentals of less than $50,000, not otherwise involving any material liability and the termination of which would not have a Material Adverse Effect. Orius or such Subsidiary holds a valid and existing leasehold, subleasehold or license interest under each of the Orius Leases. With respect to each Orius Lease listed on the attached Orius Real Property Schedule, neither Orius, any of its Subsidiaries, nor, to the Knowledge of Orius, any other party to the Orius Lease is in breach or default under the Orius Lease, and no event has occurred or circumstance exists which, with the delivery of notice, passage of time or both, would constitute such a breach or default or permit the termination, modification or acceleration of rent under the Orius Lease, there are no disputes, oral agreements, or forbearance programs in effect as to such Orius Lease and neither Orius nor any of its Subsidiaries has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the Orius Lease. Except for the Orius Leased Real Property, and the Orius Owned Real Property, there is no real property which is leased or otherwise used in Orius's business.

                  5Z. Regulatory Status. Since its date of incorporation, neither Orius nor any of its Subsidiaries has been, and as of the Closing Date shall not be, a "United States real property holding corporation," as defined in
Section 897(c)(2) of the Code and in Section 1.897-2(b) of the Treasury Regulations issued thereunder. Neither Orius nor any of its Subsidiaries is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined under the Investment Orius Act of 1940, as amended. Neither Orius nor any of its Subsidiaries is subject to any law which regulates the incurring of indebtedness (other than certain corporation law statutes which prohibit a corporation from incurring indebtedness if doing so would cause such corporation to become insolvent) by Orius or such Subsidiary, including any laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services.

                  5AA. Merger Sub.

                  (i) Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, has been formed solely for the purpose of effectuating the transactions contemplated hereby and has not engaged in any other business actively since its formation in October 1999. Merger Sub possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement. The copies of Merger Sub's charter documents and bylaws which have been furnished to LISN reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete. The execution, delivery and performance of this Agreement and all of the other agreements and instruments contemplated hereby to which Merger Sub is a party, and the consummation of the transactions contemplated hereby have been duly authorized by Merger Sub. This Agreement constitutes a valid and binding obligation of Merger Sub, enforceable in accordance with its terms (except in each case as limited by applicable bankruptcy, reorganization, insolvency or similar laws), and all other instruments contemplated hereby to which Merger Sub is a party, when executed and delivered by Merger Sub in accordance with the terms hereof and thereof, shall each constitute a valid and binding obligation of Merger Sub, enforceable in accordance with their respective terms (except in each case as limited by applicable bankruptcy, reorganization, insolvency or similar laws).

                  (ii) As of the date hereof and after giving effect to the transactions contemplated hereunder, the authorized capital stock of Merger Sub consists of 10,000 shares of common stock, all of which are issued and outstanding and are held beneficially and of record by Orius. As of the date hereof and as of the Closing and immediately thereafter, all of the outstanding shares of Merger Sub's capital stock are or shall be validly issued, fully paid and nonassessable. Except for such shares of outstanding common stock, Merger Sub does not have and as of the Closing Date will not have outstanding any stock or securities, or any stock or securities convertible into or exercisable or exchangeable for any shares of its capital stock or containing any profit participation features, nor any rights or options to subscribe for or to purchase its capital stock or any stock or securities directly or indirectly convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans.

                  5BB. Disclosure. Neither this Agreement nor any of the Schedules attached hereto nor any of the written statements, certificates or other items prepared and delivered to LISN, the LISN Shareholders or the Investors by or on behalf of Orius or the Orius Stockholders upon execution of any of this Agreement, the Purchase Agreement, the HIG Call Agreement, the HIG Put Agreement, the Joinder Agreements, the Orius Call Agreements, the Orius Put Agreements, and the Pledge and Voting Agreements, or any of the agreements contemplated hereby or to induce the consummation of any of the transactions contemplated hereby or thereby, when taken together as a whole, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading. There is no fact which Orius has not disclosed to the LISN Shareholder Representative in writing and of which any of its officers, directors or executive employees is aware which has had or would reasonably be expected to have a Material Adverse Effect.

                  5CC. Closing Date. The representations and warranties of Orius contained in this Section 5 and elsewhere in this Agreement and all information contained in any of the Schedules attached hereto or any of the written statements, certificates or other items prepared and delivered to LISN, the LISN Shareholders or the Investors by or on behalf of Orius or the Orius Stockholders upon execution of any of this Agreement, the Purchase Agreement, the HIG Call Agreement, the HIG Put Agreement, the Joinder Agreements, the Orius Call Agreements, the Orius Put Agreements, and the Pledge and Voting Agreements, or any of the agreements contemplated hereby or to induce the consummation of any of the transactions contemplated hereby or thereby shall be true and correct on the Closing Date as though then made and as though the Closing Date was substituted for the date of this Agreement throughout such representations and warranties, except in any case in which a representation and warranty expressly refers to a different date, in which case such representation and warranty shall be true and correct as of such date.

                  Section 6. Representations and Warranties of LISN. As a material inducement to Orius and the Orius Stockholders to enter into this Agreement and the agreements contemplated hereby to which such Person is a party and to consummate the transactions contemplated hereby and by such other agreements, LISN hereby represents and warrants to Orius and the Orius Stockholders as follows:

                  6A. Organization, Corporate Power and Licenses. LISN is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify (which jurisdictions are listed on the LISN Organization, Corporate Power and Licenses Schedule attached hereto), except where the failure to so qualify would not have a Material Adverse Effect. LISN possesses all requisite corporate power and authority necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement. The copies of LISN's articles of incorporation and Code of Regulations which have been furnished to Orius' counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete. The articles of incorporation furnished to Orius will, as of the Closing Date, reflect all amendments made thereto and will be correct and complete.

                  6B. Capital Stock and Related Matters.

                  (i) As of the date hereof, and without giving effect to any of the transactions contemplated hereby or by the Other Reorganization Agreements, the authorized capital stock of LISN consists of 270,000 shares of common stock,
(A) 50,000 of which are designated Class A Common Stock ("Class A Common"), (B) 160,000 of which are designated Class B Common Stock ("Class B Common"), and (C) 60,000 of which are designated Class C Common Stock ("Class C Common"), and 250,000 shares of preferred stock, (A) 200,000 of which are designated Series A Preferred Stock ("Series A Preferred"), and (B) 50,000 of which are designated Series B Preferred Stock ("Series B Preferred"). No shares of Class A Common, 147,022.58 shares of Class B

Common, no shares of Class C Common, 90,879.51 shares of Series A Preferred, and no shares of Series B Preferred are issued and outstanding and are held beneficially and of record by the LISN Shareholders as set forth on the LISN Capitalization Schedule attached hereto (free and clear of all Encumbrances, except Encumbrances pursuant to the LISN Shareholders Agreement, as defined below) and 3,398.30 shares of Class A Common are reserved for issuance upon exercise of Existing LISN Employee Options. Other than the outstanding shares of LISN Common and LISN Preferred described above, LISN does not have and as of the Closing Date will not have outstanding any stock or securities, or any stock or securities convertible into or exercisable or exchangeable for any shares of its capital stock or containing any profit participation features, nor any rights or options to subscribe for or to purchase its capital stock or any stock or securities directly or indirectly convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans. LISN is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, other than as expressly provided in this Agreement and, as of the Closing, pursuant to the articles of incorporation. As of the date hereof and as of the Closing and immediately thereafter, all of the outstanding shares of LISN's capital stock are or shall be validly issued, fully paid and nonassessable. Each of the Existing LISN Employee Options was issued pursuant to an option agreement in the form previously delivered to LISN and the terms thereof are set forth in such option agreement and the Stock Option Plan.

                  (ii) Prior to the execution and delivery of the Investor Rights Agreement, except for the Shareholder Agreement dated May 28, 1999, by and among LISN and the LISN Shareholders a party thereto (the "LISN Shareholders Agreement") and the Company's articles of incorporation, there are no agreements or understandings between LISN's shareholders or among any other Person and binding upon LISN with respect to the voting or transfer of LISN's capital stock or with respect to any other aspect of LISN's governance.

                  6C. Subsidiaries; Investments. Except as set forth on the attached LISN Investments and LISN Subsidiaries Schedule, LISN does not own or hold the right to acquire any shares of stock or any other security or interest in any other Person. The attached LISN Investments and LISN Subsidiaries Schedule correctly sets forth the name of each Subsidiary, the jurisdiction of its incorporation and the Persons owning the outstanding capital stock of such Subsidiary. Each Subsidiary is duly organized and validly existing under the laws of the jurisdiction of its incorporation and possesses all requisite corporate power and authority necessary to own its properties and to carry on its businesses as now being conducted and as presently proposed to be conducted and is qualified to do business in every jurisdiction in which its ownership of property or the conduct of business requires it to qualify, except where the failure to so qualify would not have a Material Adverse Effect. All of the outstanding shares of capital stock of each Subsidiary are validly issued, fully paid and nonassessable, and all such shares are owned by LISN or another Subsidiary free and clear of any Lien (other than Existing Bank Liens) and are not subject to any option or right to purchase any such shares. Except as set forth on the LISN Investments and LISN Subsidiaries Schedule attached hereto, LISN has never had any Subsidiaries. Except as set forth on the LISN Investments and LISN Subsidiaries Schedule, LISN does not have any obligation to make any additional Investments in any Person.

                  6D. Authorization; No Breach. The execution, delivery and performance of this Agreement and all of the other agreements and instruments contemplated hereby to which LISN is a party, and the consummation of the transactions contemplated hereby and by the Other Reorganization Agreements have been duly authorized by LISN. This Agreement constitutes a valid and binding obligation of LISN, enforceable in accordance with its terms, and all Other Reorganization Agreements and instruments contemplated hereby to which LISN is a party, when executed and delivered by LISN in accordance with the terms hereof and thereof, shall each constitute a valid and binding obligation of LISN, enforceable in accordance with their respective terms (except in each case as limited by applicable bankruptcy, reorganization, insolvency or similar laws). Except as set forth on the attached LISN Restrictions Schedule, the execution and delivery by LISN of this Agreement and the Other Reorganization Agreements and instruments contemplated hereby and thereby to which LISN is a party, the consummation of the transactions contemplated by this Agreement and the Other Reorganization Agreements to which LISN is a party and the fulfillment of and compliance with the respective terms hereof and thereof by LISN do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under (whether with or without the passage of time, the giving of notice or both), (iii) result in the creation of any Lien upon LISN's or any of its Subsidiaries' capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any third party or any court or administrative or governmental body or agency pursuant to, LISN's articles of incorporation or Code of Regulations, any of its Subsidiaries' charter or Code of Regulations or bylaws, or any law, statute, rule or regulation to which LISN or any of its Subsidiaries is subject, or any agreement, instrument, order, judgment or decree to which LISN or any of its Subsidiaries is subject, except in such cases in which the failure to obtain any such authorization, consent, approval, exemption or to provide such notice or make such filing could not reasonably be expected to have a Material Adverse Effect (it being understood and agreed that this exception does not apply to any representation as to any contract, agreement or document required to be listed on the attached LISN Contracts Schedule). Neither LISN, any of its Subsidiaries nor any of the LISN Shareholders is a party to or bound by any written or, to the Knowledge of LISN, oral agreement or understanding with respect to an LISN Transaction other than this Agreement and the other agreements contemplated hereby. Neither LISN, nor to LISN's Knowledge, HIG has breached any of its respective obligations pursuant to the Exclusivity Agreement.

                  6E. Financial Statements. Attached hereto as the LISN Financial Statements Schedule are the following financial statements:

                  (i) the audited balance sheets of LISN, Inc. as of December 31, 1996, December 31, 1997 and December 31, 1998, and the related statements of income and cash flows (or the equivalent) for the fiscal years then ended; and

                  (ii) the unaudited consolidated balance sheet of LISN as of August 31, 1999 (the "LISN Latest Balance Sheet"), and the related statements of income and cash flows (or the equivalent) for the eight-month period then ended.

Each of the foregoing financial statements (including in all cases the notes thereto, if any) when delivered pursuant to Section 6M above is consistent with the books and records of LISN and its Subsidiaries, fairly presents the financial condition and operating results of LISN and its Subsidiaries and has been prepared in accordance with GAAP consistently applied throughout the periods covered thereby, subject in the case of the unaudited financial statements to the absence of footnote disclosures and to normal year-end audit adjustments (none of which footnote disclosures or year-end audit adjustments would, alone or in the aggregate, be materially adverse to the business, operations, assets, liabilities, financial condition, operating results, cash flow or net worth of LISN and its Subsidiaries, taken as a whole).

                  6F. Absence of Undisclosed Liabilities. Except as set forth on the attached LISN Liabilities Schedule and other than any Liability which individually is in an amount less than $50,000 and which collectively with all other Liabilities arising from the same or similar facts or circumstances is less than $150,000 in the aggregate, neither LISN nor any of its Subsidiaries has any Liability arising out of transactions entered into at or prior to the date hereof, or any action or inaction at or prior to the date hereof, or any state of facts existing at or prior to the date hereof, other than: (i) Liabilities set forth on the liabilities side of the LISN Latest Balance Sheet (including any notes thereto), (ii) Liabilities which have arisen after the date of the LISN Latest Balance Sheet in the ordinary course of business (none of which is a Liability resulting from noncompliance with any applicable laws, breach of contract, breach of warranty (in excess of any warranty reserve specifically established with respect thereto and included on the LISN Latest Balance Sheet), tort, infringement, claim or lawsuit) and (iii) other Liabilities expressly disclosed in the Schedules referred to in this Section 6.

                  6G. Accounts Receivable. Except as set forth on the attached LISN Accounts Receivable Schedule, all accounts receivable reflected on the LISN Latest Balance Sheet and all accounts receivable to be reflected on LISN's and its Subsidiaries' books and records as of the Closing Date (net of allowances for doubtful accounts as reflected thereon and as determined in accordance with GAAP consistently applied) are or shall be valid receivables arising in the ordinary course of business, and are or shall be current. Except as set forth on the attached LISN Accounts Receivable Schedule, no Person has any Lien on such receivables or any part thereof, other than Existing Bank Liens, and no agreement for deduction, free goods, discount or other deferred price or quantity adjustment has been made with respect to any such receivables.

                  6H. Service Warranty; Service Certifications.

                  (i) All services rendered by LISN and its Subsidiaries (whether directly or indirectly through independent contractors) have been in conformity in all material respects with all applicable contractual commitments and all express warranties, and neither LISN nor any of its Subsidiaries has nor shall have any Liability for replacement or repair or for other damages relating to or arising from any of such services, except for amounts incurred in the ordinary course of business which are immaterial in the aggregate. Neither LISN nor any of its Subsidiaries has been notified in writing of any claims for (and LISN has no Knowledge of any threatened claims for) any extraordinary warranty obligations relating to any of its products or services.

                  (ii) LISN and its Subsidiaries hold all material registrations, accreditations and other certifications required for the conduct of their respective businesses, except where the failure to hold such registrations, accreditations and other certifications could not reasonably be expected to have a Material Adverse Effect (all of such registrations, accreditations and certifications being referred to herein as "Service Certifications"). LISN and its Subsidiaries are in compliance with the terms and conditions of all such Service Certifications and no written (and to LISN's Knowledge, no oral) notices have been received by LISN or any of its Subsidiaries alleging the failure to hold any Service Certification.

                  6I. Service Liability. Except as set forth on the attached LISN Service Liability Schedule, neither LISN nor any of its Subsidiaries has any Liability (and, to LISN's Knowledge, there is no reasonable basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand against it giving rise to any Liability) arising out of any injury to individuals or property with respect to any services rendered by LISN or any of its Subsidiaries.

                  6J. No Material Adverse Effect. Since June 30, 1999, there has occurred no fact, event or circumstance which has had or would reasonably be expected to have a Material Adverse Effect.

                  6K. Absence of Certain Developments. Except as expressly contemplated by this Agreement or as set forth on the attached LISN Developments Schedule, since June 30, 1999, neither LISN nor any of its Subsidiaries has:

                  (i) issued any notes, bonds or other debt securities or any capital stock or other equity securities or any securities or rights convertible, exchangeable or exercisable into any capital stock or other equity securities;

                  (ii) borrowed any amount or incurred or become subject to any material Liabilities, except current Liabilities incurred in the ordinary course of business consistent with past practice;

                  (iii) discharged or satisfied any material Lien or paid any material obligation or Liability, other than current Liabilities paid in the ordinary course of business;

                  (iv) declared, set aside or made any payment or distribution of cash or other property to any of LISN's shareholders with respect to such shareholder's capital stock or other equity securities or purchased, redeemed or otherwise acquired any shares of its capital stock or other equity securities (including any warrants, options or other rights to acquire its capital stock or other equity securities);

                  (v) mortgaged or pledged any of its properties or assets or subjected them to any Lien, except for Permitted Encumbrances;

                  (vi) sold, assigned, transferred, leased, licensed or otherwise encumbered any of its tangible assets, except in the ordinary course of business consistent with past practice, or canceled any material debts or claims;

                  (vii) sold, assigned, transferred, leased, licensed or otherwise encumbered any material Intellectual Property Rights or other intangible assets, disclosed any material proprietary confidential information to any Person (other than to Orius and the Orius Stockholders Representative and other than in the ordinary course of business consistent with past practice in circumstances in which it has imposed reasonable confidentiality restrictions), or abandoned or permitted to lapse any Intellectual Property Rights;

                  (viii) with respect to any of the 35 most highly compensated employees of LISN and its Subsidiaries on a consolidated basis, made or granted any bonus or any wage or salary increase (except as required by pre-existing contracts described on the attached LISN Contracts Schedule), or, with respect to any employee or group of employees, made or granted any increase in any employee benefit plan or arrangement, or amended or terminated any existing employee benefit plan or arrangement or adopted any new employee benefit plan or arrangement;

                  (ix) entered into any employment contract involving gross annual compensation aggregating $75,000 or more or collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement.

                  (x) suffered any extraordinary losses or waived any rights of material value (whether or not in the ordinary course of business or consistent with past practice) in excess of $100,000 in the aggregate;

                  (xi) other than as contemplated by the capital expenditure schedule delivered to the Orius Stockholders Representative during the course of its due diligence review of LISN (which schedule is attached to the LISN Developments Schedule as Exhibit 1), made capital expenditures or commitments therefor that aggregate in excess of $100,000;

                  (xii) delayed or postponed the payment of any accounts payable or any other liability or obligation or agreed with any party to extend the payment date of any accounts payable or accelerated the collection of any accounts or notes receivable;

                  (xiii) made any loans or advances to, guarantees for the benefit of, or any Investments in, any Persons (other than advances to LISN's employees in the ordinary course of business consistent with past practice) in excess of $25,000;

                  (xiv) made any charitable contributions or pledges exceeding in the aggregate $25,000;

                  (xv) suffered any damage, destruction or casualty loss exceeding in the aggregate $100,000, whether or not covered by insurance;

                  (xvi) made any change in any method of accounting or accounting policies or made any write-down in the value of its inventory that is material or that is other than in the usual, regular and ordinary course of business consistent with past practice;

                  (xvii) made any Investment in any Subsidiary, other than those Subsidiaries listed on the LISN Investments and LISN Subsidiaries Schedule, or taken any steps to incorporate any Subsidiary;

                  (xviii) entered into any agreement or arrangement prohibiting or restricting it from freely engaging in any business or otherwise restricting the conduct of its business;

                  (xix) entered into any contract other than in the ordinary course of business consistent with past practice, entered into any other material transaction, whether or not in the ordinary course of business or consistent with past practice, or materially changed any business practice; or

                  (xx) agreed, whether orally or in writing, to do any of the foregoing.

                  6L. Assets. Except as set forth on the attached LISN Assets Schedule, LISN and its Subsidiaries have good and valid title to, a valid leasehold interest in, or a valid license to use, the properties and assets, tangible or intangible, shown on the LISN Latest Balance Sheet or acquired thereafter, free and clear of all Liens, except for properties and assets disposed of in the ordinary course of business since the date of the Latest Balance Sheet and except for Liens disclosed on the LISN Latest Balance Sheet (including any notes thereto) and Permitted Encumbrances and such assets consist of all of the material assets and properties necessary for the conduct of its business as presently conducted.

                  6M.      Tax Matters.

                  (i) Except as set forth on the attached LISN Taxes Schedule:

                           (a) LISN and its Subsidiaries have filed all Tax Returns which it is required to file under applicable laws and regulations, and all such Tax Returns are complete and correct and have been prepared in compliance with all applicable laws and regulations;

                           (b) LISN and its Subsidiaries have paid all Taxes due and owing by it (whether or not such Taxes are shown or required to be shown on a Tax Return) and has withheld and paid over to the appropriate taxing authority all Taxes which it is required to withhold from amounts paid or owing to any employee, independent contractor, shareholder, creditor or other third party;

                           (c) neither LISN nor any of its Subsidiaries has waived any statute of limitations with respect to any Taxes or agreed to any extension of time for filing any Tax Return which has not been filed; and neither LISN nor any of its Subsidiaries has consented to extend to a date later than the date hereof the period in which any Tax may be assessed or collected by any Taxing Authority;

                           (d) the accrual for Taxes on the LISN Latest Balance Sheet would be adequate to pay all Tax liabilities of LISN and its Subsidiaries if its current tax year were treated as ending on the date of the LISN Latest Balance Sheet (excluding any amount recorded which is attributable solely to timing differences between book and Tax income);

                           (e) since December 31, 1998, neither LISN nor any of its Subsidiaries has incurred any liability for Taxes other than in the ordinary course of business;

                           (f) the federal income Tax Returns of LISN and its Subsidiaries have not been audited and are open for all tax years after December 31, 1996;

                           (g) no foreign, federal, state or local tax audits or administrative or judicial Tax proceedings are pending or being conducted with respect to LISN or any of its Subsidiaries;

                           (h) neither LISN nor any of its Subsidiaries has received from any foreign, federal, state or local taxing authority (including jurisdictions where LISN or any of its Subsidiaries has filed Tax Returns) any (i) written notice indicating an intent to open an audit or other review, (ii) request for information related to Tax matters or (iii) notice of deficiency or proposed adjustment for any amount of Tax proposed, asserted or assessed by any taxing authority against LISN or any of its Subsidiaries;

                           (i) no claim has ever been made by a taxing authority in a jurisdiction where LISN or any of its Subsidiaries do not file Tax Returns that LISN or any of its Subsidiaries are or may be subject to Taxes assessed by such jurisdiction;

                           (j) neither LISN nor any of its Subsidiaries has been a member of an Affiliated Group (other than a group the common parent of which was LISN);

                           (k) neither LISN nor any of its Subsidiaries is a party to or bound by any Tax allocation or Tax sharing agreement;

                           (l) there are no Liens for Taxes (other than Permitted Encumbrances) upon the assets of LISN or any of its Subsidiaries; and

                           (m) neither LISN nor any of its Subsidiaries shall be required to (i) as a result of a change in method of accounting for a taxable period ending on or prior to the Closing Date, include any adjustment in taxable income for any taxable period (or portion thereof) ending after the Closing Date, (ii) as a result of any "closing agreement," as described in Section 7121 of the Code (or any corresponding provision of state, local or foreign income Tax law) executed on or before the Closing Date, include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date, (iii) as a result of any sale reported on the installment method where such sale occurred on or prior to the Closing Date, include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date, or (iv) as a result of any prepaid amount received on or prior to the Closing Date, include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date; and

                  (ii)     Neither LISN nor any of its Subsidiaries:

                           (a) has made an election under Section 341(f) of the Code;

                           (b) is presently liable for the Taxes of another Person (other than any of LISN and its Subsidiaries) (1) under Treas. Reg. ss.1.1502-6 (or comparable provisions of state, local or foreign law), (2) as a transferee or successor or (3) by contract or indemnity or otherwise;

                           (c) is a party to any agreement, contract, arrangement, or plan that has resulted or would result, separately or in the aggregate, in the payment of any "excess parachute payment" within the meaning of Section 280G of the Code (or any corresponding provision of state, local or foreign law); or

                           (d) is or has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

                  6N.      Contracts and Commitments.

                  (i) Except as expressly contemplated by this Agreement or as set forth on the attached LISN Contracts Schedule, the attached LISN Intellectual Property Schedule, the attached LISN Employees Schedule, or the attached LISN Employee Benefits Schedule, neither LISN nor any of its Subsidiaries is a party to or bound by any written or oral:

                           (a) pension, profit sharing, stock option, employee stock purchase or other plan or arrangement providing for deferred or other compensation to employees or any other employee benefit plan, arrangement or practice, whether formal or informal;

                           (b) collective bargaining agreement or any other contract with any labor union, or severance agreements, programs, policies or arrangements;

                           (c) management agreement, contract for the employment of any officer, individual employee or other Person on a full-time, part-time, consulting or other basis providing annual cash or other compensation in excess of $75,000 or providing for the payment of any cash or other compensation or benefits upon the consummation of the transactions contemplated hereby;

                           (d) contract or agreement requiring the consent of any party thereto upon a change in control of LISN or such Subsidiary, containing any provision which would result in a modification of any rights or obligations of any party thereunder upon a change in control of LISN or such Subsidiary or which would provide any party any remedy (including rescission or liquidated damages) in the event of a change in control of LISN or such Subsidiary;

                           (e) contract under which it has advanced or loaned monies to any other Person or otherwise agreed to advance, loan or invest any funds (other than advances to LISN's employees in the ordinary course of business consistent with past practice);

                           (f) agreement or indenture relating to borrowed money or other Indebtedness or the mortgaging, pledging or otherwise placing a Lien on any material asset or material group of assets of LISN or any of its Subsidiaries or any letter of credit arrangements;

                           (g) guaranty of any obligation for borrowed money or otherwise (other than endorsements made for collection in the ordinary course of business);

                           (h) lease or agreement under which LISN or any of its Subsidiaries is lessee of or holds or operates any property, real or personal, owned by any other Person, except for any lease of personal or real property under which the aggregate annual rental payments do not exceed $50,000;

                           (i) lease or agreement under which LISN or any of its Subsidiaries is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by LISN or such Subsidiary;

                           (j)      license or royalty agreements;

                           (k)      nondisclosure or confidentiality agreements;

                           (l) local service agreements (including cleaning, guard service, lawn and snow removal) and maintenance agreements (including vehicle and equipment maintenance agreements) involving annual payments in excess of $50,000;

                           (m) contract or group of related contracts with the same party or group of affiliated parties for the purchase of raw materials, commodities, supplies, products, equipment or other personal property or for the receipt of services under which the undelivered balance of such products and services has a selling price in excess of $150,000;

                           (n) contract or group of related contracts with the same party or group of affiliated parties for the sale of raw materials, commodities, supplies, products or other personal property or for the furnishing of services under which the undelivered balance of such products or services due from LISN or any of its Subsidiaries has a selling price in excess of $750,000;

                           (o) other contract or group of related contracts with the same party or group of affiliated parties continuing over a period of more than six months from the date or dates thereof, not terminable by LISN or any of its Subsidiaries upon 30 days' or less notice without penalty or involving more than $75,000;

                           (p) contract or group of related contracts requiring the payment of any fee, penalty or other amount by LISN or any of its Subsidiaries in the event of any failure to perform or late performance of such contract or contracts by LISN or such Subsidiary;

                           (q) contract relating to the marketing, advertising or promotion of its products;

                           (r) warranty agreement with respect to services provided (other than agreements containing commercially standard terms and conditions) or indemnity agreement with any supplier under which it is obligated to indemnify such supplier against product liability claims;

                           (s) agreements relating to the ownership of or investments in any business or enterprise, including investments in joint ventures and minority equity investments;

                           (t) assignment, indemnification or other agreement with respect to any intangible property (including any Intellectual Property Rights);

                           (u) agreement under which it has granted any Person any registration rights (including demand or piggyback registration rights);

                           (v) broker, agent, sales representative, distribution agreement or agreement relating to the export and/or import of any goods or equipment;

                           (w) power of attorney or other similar agreement or grant of agency;

                           (x) contract or agreement prohibiting it from freely engaging in any business or competing anywhere in the world; or

                           (y) other agreement which is material to its operations or business prospects or involves an annual consideration in excess of $250,000, whether or not in the ordinary course of business.

                  (ii) LISN Contracts Schedule lists each currently outstanding bid or proposal for business submitted by LISN or any of its Subsidiaries in excess of $1,000,000.

                  (iii) All of the contracts, agreements and instruments set forth or required to be set forth on the attached LISN Contracts Schedule are valid, binding and enforceable against LISN (and, to the Knowledge of LISN, against the other party or parties thereto) in accordance with their respective terms (except in each case as limited by applicable bankruptcy, reorganization, insolvency or similar laws) and, assuming they are enforceable against the other parties thereto, shall be in full force and effect without penalty in accordance with their terms upon consummation of the transactions contemplated hereby. Each of LISN and its Subsidiaries has performed all material obligations required to be performed by it and is not in default under or in breach of nor in receipt of any written claim (and to its Knowledge there are no claims) of default or breach under any contract, agreement or instrument to which LISN or such Subsidiary is subject; no event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of noncompliance by LISN or any of its Subsidiaries under any material contract, agreement or instrument to which LISN or any of its Subsidiaries is subject; except as set forth on the attached LISN Contracts Schedule, neither LISN nor or any of its Subsidiaries has any present expectation or intention of not fully performing on a timely basis all such obligations required to be performed by LISN or such Subsidiary under any contract, agreement or instrument to which LISN or such Subsidiary is subject; and neither LISN nor or any of its Subsidiaries has any Knowledge of any breach or cancellation or anticipated cancellation by the other parties to any contract, agreement, instrument or commitment to which it is a party. Neither LISN nor any of its Subsidiaries is a party to any contract, agreement or commitment the performance of which could reasonably be expected to have a Material Adverse Effect.

                  (iv) LISN has made available to Orius' Shareholder Representative's special counsel a true and correct copy of each of the written instruments, plans, contracts and agreements and an accurate description of each of the oral arrangements, contracts and agreements which are referred to on the attached LISN Contracts Schedule, together with all amendments, waivers or other changes thereto.

                  6O.      Intellectual Property Rights.

                  (i) The attached LISN Intellectual Property Schedule contains a complete and accurate list of all (a) patented or registered Intellectual Property Rights owned or, to LISN's Knowledge, used by LISN or any of its Subsidiaries, (b) pending patent applications and applications for other registrations of Intellectual Property Rights filed by or on behalf of LISN or any of its Subsidiaries, and (c) material unregistered Intellectual Property Rights owned or used by LISN or any of its Subsidiaries. The attached LISN Intellectual Property Schedule also contains a complete and accurate list of all licenses and other rights granted by LISN or any of its Subsidiaries to any third party with respect to any Intellectual Property Rights and all licenses and other rights granted by any third party to LISN or any of its Subsidiaries with respect to any Intellectual Property Rights, in each case identifying the subject Intellectual Property Rights. Each of LISN and its Subsidiaries owns and possesses all right, title and interest to, or has the right to use pursuant to a valid and enforceable license, all Intellectual Property Rights necessary for the operation of its business, free and clear of all Liens other than Existing Bank Liens. Except as set forth on the attached LISN Intellectual Property Schedule, the loss or expiration of any Intellectual Property Right or related group of Intellectual Property Rights owned or used by LISN or any of its Subsidiaries has not had and would not reasonably be expected to have a Material Adverse Effect, and no loss or expiration of any Intellectual Property Right is threatened, pending or, to LISN's Knowledge, reasonably foreseeable. Each of LISN and its Subsidiaries has taken commercially reasonable steps to maintain and protect the Intellectual Property Rights which it owns.

                  (ii) Except as set forth on the attached LISN Intellectual Property Schedule, (a) there have been no claims made against LISN or any of its Subsidiaries asserting the invalidity, misuse or unenforceability of any of the Intellectual Property Rights owned or used by LISN or any of its Subsidiaries and, to LISN's Knowledge, there is no basis for any such claim, (b) neither LISN nor any of its Subsidiaries has received any written notices of, and to LISN's Knowledge neither LISN nor any of its Subsidiaries has received any unwritten notice of, and has no Knowledge of, any facts which indicate a likelihood of, any infringement or misappropriation by, or conflict with, any third party with respect to any Intellectual Property Rights (including any demand or request that LISN or any of its Subsidiaries license any rights from a third party), (c) to LISN's Knowledge the conduct of LISN's and its Subsidiaries' businesses has not infringed, misappropriated or conflicted with and does not infringe, misappropriate or conflict with any Intellectual Property Rights of other Persons, and (d) to LISN's Knowledge, the Intellectual Property Rights owned by or licensed to LISN or any of its Subsidiaries have not been infringed, misappropriated or conflicted by other Persons. The transactions contemplated by this Agreement will have no Material Adverse Effect on LISN's and its Subsidiaries' right, title or interest in and to the Intellectual Property Rights listed on the LISN Intellectual Property Schedule, and all of such Intellectual Property Rights shall be owned or available for use by LISN and its Subsidiaries on terms and conditions immediately after the Closing which are substantially identical to those in effect prior to Closing.

                  6P. Litigation, etc. Except as set forth on the attached LISN Litigation Schedule, there are no, and since the date of acquisition of LISN by Willis Stein there have not been any, actions, suits, proceedings (including any arbitration proceedings), orders, investigations or claims pending or, to LISN's Knowledge, threatened against or any material actions, suits, proceedings (including any arbitration proceedings), orders, investigations or claims affecting LISN or any of its Subsidiaries (or to LISN's Knowledge, pending or threatened against or any actions, suits, proceedings (including any arbitration proceedings), orders, investigations or claims affecting any of the officers, directors or employees of LISN with respect to its business activities), or pending or threatened by LISN or any of its Subsidiaries against any Person, at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality (including any actions, suits, proceedings or investigations with respect to the transactions contemplated by this Agreement); neither LISN nor any of its Subsidiaries is subject to any arbitration proceedings under collective bargaining agreements or otherwise or any governmental investigations or inquiries; and, to LISN's Knowledge, there is no basis for any of the foregoing. The foregoing includes, without limitation, actions pending or threatened involving the prior employment of any of the 35 most highly compensated employees of LISN and its Subsidiaries on a consolidated basis, their use in connection with LISN's or any of its Subsidiaries' businesses of any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers. Except as set forth on the attached LISN Litigation Schedule, LISN is fully insured with respect to each of the matters set forth on the attached LISN Litigation Schedule, and neither LISN nor any of its Subsidiaries is subject to any judgment, order or decree of any court or other governmental agency, and neither LISN nor any of its Subsidiaries has received any opinion or memorandum or advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability which could have a Material Adverse Effect.

                  6Q. Brokerage. Except for the obligations stated on the attached LISN Contracts Schedule, there are and shall be no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement to which LISN or any of its Subsidiaries is a party or to which LISN or any of its Subsidiaries is subject, it being acknowledged and agreed that any such brokerage commissions, finder's fees or similar compensation shall be deemed to be Indebtedness of LISN for purposes of this Agreement.

                  6R. Insurance. The attached LISN Insurance Schedule contains a description of each insurance policy maintained by LISN and any of its Subsidiaries with respect to its and any of its Subsidiaries' properties, assets and business, together with a statement of the aggregate amount of claims paid out, and claims pending, under each such insurance policy or other arrangement through the date hereof. All such policies are in full force and effect as of the Closing, all premiums due thereon have been paid, and LISN and its Subsidiaries are otherwise in compliance in all material respects with the terms and provisions of such policies. Neither LISN nor any of its Subsidiaries is in default with respect to its obligations under any insurance policy maintained by it, and neither LISN nor any of its Subsidiaries has received any notice of cancellation or non-renewal of any such policy or arrangement nor is the termination of any such policies or arrangements threatened. Neither LISN nor any of its Subsidiaries has ever been denied insurance coverage, and there is no claim pending under any policies or arrangements as to which coverage has been questioned, denied or disputed by the underwriters of such policies or arrangements. Neither LISN nor any of its Subsidiaries has received any notice from any of its insurance carriers that any insurance premiums will be increased in the future or that any insurance coverage presently provided for will not be available to LISN or any of its Subsidiaries in the future on substantially the same terms as now in effect and none of such policies or arrangements provides for any retrospective premium adjustment, experienced-based liability or loss sharing arrangement affecting LISN or any of its Subsidiaries. A true and complete list of all outstanding claims for medical expenses in excess of $10,000 made by or with respect to any single employee of LISN or any of its Subsidiaries is set forth in the LISN Insurance Schedule. Except as set forth on the attached LISN Insurance Schedule, LISN has no self-insurance or co-insurance programs, and the reserves set forth on the LISN Latest Balance Sheet are adequate to cover all anticipated Liabilities with respect to any such self-insurance or co-insurance programs.

                  6S. Employees. To LISN's Knowledge, no executive or key employee of LISN or any of its Subsidiaries and no group of employees of LISN or any of its Subsidiaries has any plans to terminate employment with LISN or such Subsidiary. LISN has no material labor relations problems (including any union organization activities, threatened or actual strikes or work stoppages or material grievances). None of LISN, the LISN Shareholders nor, to LISN's Knowledge, any of its other employees or consultants are subject to any noncompete, nondisclosure, confidentiality, employment, consulting or other agreement or judgment, decree or order of any court or administrative agency, relating to, affecting or in conflict with the present or proposed business activities of LISN and its Subsidiaries or such Person's duties to LISN and its Subsidiaries, except for agreements between LISN and its present and former employees. LISN has not received any written notice alleging that any violation of any such agreements has occurred, and to LISN's Knowledge neither LISN nor any of its Subsidiaries has received any unwritten notice thereof. The LISN Employees Schedule attached hereto contains a correct and complete list of all employees and consultants of LISN which have executed and delivered to LISN any agreement providing for the nondisclosure by such Person of any confidential information of LISN.

                  6T. ERISA.

                  (i) Except as set forth on the attached LISN Employee Benefits Schedule, LISN does not have any obligation to contribute to (or any other liability, including current or potential withdrawal liability, with respect to) any "multi-employer plan" (as defined in Section 3(37) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")).

                  (ii) LISN does not maintain or have any obligation to contribute to (or any other liability with respect to) any plan or arrangement, whether or not terminated, which provides medical, health, life insurance or other welfare-type benefits for current or future retired or terminated employees or any dependents of such employees (except for limited continued medical benefit coverage required to be provided under Section 4980B of the Code ("COBRA") or as required under applicable state law).

                  (iii) LISN does not maintain, contribute to or have any actual or potential liability under (or with respect to) any employee plan which is a "defined benefit plan" (as defined in Section 3(35) of ERISA).

                  (iv) Except as set forth on the attached LISN Employee Benefits Schedule, LISN does not maintain, contribute to or have any actual or potential liability under (or with respect to) any employee plan which is a "defined contribution plan" (as defined in Section 3(34) of ERISA) (the "Plans"), whether or not terminated.

                  (v) Except as set forth on the attached LISN Employee Benefits Schedule under the heading "Other Plans" (the "Other Plans"), LISN does not maintain, contribute to or have any actual or potential liability under (or with respect to) any plan or arrangement providing benefits or remuneration to current or former employees or independent contractors, including any employment contract, bonus or incentive plan, plan for deferred compensation, employee health or other welfare benefit plan, severance arrangement or other material policy, program or arrangement, whether or not terminated. The attached LISN Employee Benefits Schedule sets forth the aggregate amount of bonuses and other incentive compensation reasonably expected to be paid by LISN for the fiscal year ending December 31, 1999.

                  (vi) With respect to the Plans set forth on the attached LISN Employee Benefits Schedule, all required payments, premiums, contributions, reimbursements or accruals for all periods ending prior to or as of the Closing Date shall have been made or properly accrued. None of the Plans has any material unfunded liabilities which are not reflected on the Latest Balance Sheet.

                  (vii) Except as set forth on the attached LISN Employee Benefits Schedule, the Plans and all related trusts, insurance contracts and funds have been maintained, funded and administered in compliance in all material respects with the applicable provisions of ERISA, the Code and other applicable laws. Except as set forth on the attached LISN Employee Benefits Schedule, LISN has timely complied with all reporting and disclosure obligations as they apply to the Plans, and LISN has complied with the requirements of COBRA. To LISN's Knowledge, none of LISN or any trustee or administrator of any Plan has engaged in any transaction with respect to the Plans which would subject LISN or any trustee or administrator of the Plans, or any party dealing with any such Plan, nor do the transactions contemplated by this Agreement constitute transactions which would subject any such party, to either a civil penalty assessed pursuant to Part 502(i) of ERISA, or any other penalty or excise tax or the tax or penalty on prohibited transactions imposed by Section 4975 of the Code or any other penalty or excise tax. No actions, suits or claims with respect to the assets of the Plans (other than routine claims for benefits) are pending or, to LISN's Knowledge, threatened which could result in or subject LISN to any liability and there are no circumstances which would give rise to or be expected to give rise to any such actions, suits or claims.

                  (viii) The attached LISN Employee Benefits Schedule sets forth whether or not a favorable determination letter from the Internal Revenue Service has been received by LISN with respect to each Plan that it is qualified under Section 401(a) of the Code (including requirements imposed by the Tax Reform Act of 1986 and subsequent legislation), and, to LISN's Knowledge, there are no circumstances which would cause a Plan to lose such qualified status.

                  (ix) For purposes of this Section 6T, "LISN" shall be deemed to include all organizations under common control with LISN pursuant to Section 414 of the Code.

                  6U. Compliance with Laws; Permits; Certain Operations. Except as set forth on the attached LISN Compliance Schedule:

                  (i) Each of LISN and its Subsidiaries is in material compliance with and, throughout the immediately preceding 5 year period has complied in all material respects with, all applicable laws, ordinances, codes, rules, requirements and regulations of foreign, federal, state and local governments and all agencies thereof relating to the operation of its business and the maintenance and operation of its properties and assets. During the five year period ending on the Closing Date, no written (or, to LISN's Knowledge, oral) notices have been received by and no claims have been filed against LISN or any of its Subsidiaries alleging a violation of any such laws, ordinances, codes, rules, requirements or regulations.

                  (ii) Each of LISN and its Subsidiaries holds and is in compliance with all permits, licenses, bonds, approvals, certificates, registrations, accreditations and other authorizations of all foreign, federal, state and local governmental agencies required for the conduct of its business and the ownership of its properties (including as the same relate to Environmental and Safety Requirements), and the attached LISN Permits Schedule sets forth a description of all of such material permits, licenses, bonds, approvals, certificates, registrations, accreditations and other authorizations. To LISN's Knowledge, no notices have been received by LISN or any of its



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

Subsidiaries alleging the failure to hold any of the foregoing. All of such permits, licenses, bonds, approvals, accreditations, certificates, registrations and authorizations will be available for use by LISN and its Subsidiaries, as the case may be, immediately after the Closing.

                  6V. Environmental and Safety Matters.

                  (i) Except as set forth on the attached LISN Environmental
Schedule:

                           (a) Each of LISN and its Subsidiaries has complied in all material respects with and is in material compliance with all Environmental and Safety Requirements. Neither LISN nor any of its Subsidiaries have received any written or oral notice, report or information regarding any actual or alleged violation of Environmental and Safety Requirements or any liabilities or potential liabilities relating to it or its facilities arising under Environmental and Safety Requirements.

                           (b) Neither this Agreement nor the consummation of the transactions contemplated hereby will result in any obligations for site investigation or cleanup, or notification to or consent of any government agencies or third parties under any Environmental and Safety Requirements (including any so called "transaction-triggered" or "responsible property transfer" laws and regulations).

                           (c) None of the following exists at any property or facility owned, occupied or operated by LISN or any of its
         Subsidiaries:

                                    (1)     underground storage tanks;

                                    (2)     asbestos-containing material in any
                                            form or condition;

                                    (3)     materials or equipment containing
                                            polychlorinated biphenyls; or

                                    (4)     landfills, surface impoundments or
                                            other disposal areas.

                           (d) Neither LISN nor any of its Subsidiaries has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled or Released any substance (including any hazardous substance) or owned, occupied or operated any facility or property (and no such property or facility is contaminated by any such substance) in a manner that has given or could give rise to any Liabilities (including any Liability for response costs, corrective action costs, personal injury, natural resource damages, property damage or attorneys fees or any investigative, corrective or remedial obligations) pursuant to CERCLA or any other Environmental and Safety Requirements.

                           (e) Neither LISN nor any of its Subsidiaries has, either expressly or by operation of law, assumed or undertaken any liability or corrective, investigatory or remedial obligation of any other Person relating to any Environmental and Safety Requirements.




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

                           (f) No Environmental Lien has attached to any property owned, leased or operated by LISN or any of its Subsidiaries.

                  6W. Affiliated Transactions. Except as set forth on the attached LISN Affiliated Transactions Schedule, no officer, director, shareholder or Affiliate of LISN or any of its Subsidiaries or, to LISN's Knowledge, any individual related by blood, marriage or adoption to any such individual or any entity in which any such Person or individual owns any beneficial interest, is a party to any agreement, contract, commitment or transaction with LISN or any Subsidiary of LISN or has any material interest in any material property used by LISN or any of its Subsidiaries (including any Intellectual Property Rights) involving in any case liabilities or assets with fair market value of $100,000 or more, or involving payments or payment obligations aggregating $100,000 in any twelve-month period.

                  6X. Suppliers and Customers. The LISN Suppliers and Customers Schedule attached hereto sets forth a list of the top ten customers and suppliers of LISN by dollar volume of sales and purchases, respectively, for the fiscal year ended December 31, 1998. Neither LISN nor any of its Subsidiaries has received any indication from any material supplier to the effect that, and to LISN's Knowledge, neither LISN nor any of its Subsidiaries has any reason to believe that, such supplier will stop, materially decrease the rate of, or materially change the terms (whether related to payment, price or otherwise) with respect to, supplying materials, products or services to any of LISN and its Subsidiaries (whether as a result of the consummation of the transactions contemplated hereby or otherwise). To LISN's Knowledge, neither LISN nor any of its Subsidiaries has received any indication from any material customer of LISN to the effect that, and to LISN's Knowledge, neither LISN nor any of its Subsidiaries has any reason to believe that, such customer will stop, or materially decrease the rate of, buying products of LISN (whether as a result of the consummation of the transactions contemplated hereby or otherwise).

                  6Y.      Real Property.

                  (i) The LISN Real Property Schedule sets forth the address and lists and describes briefly all land, together with all buildings located thereon, owned by LISN or any of its Subsidiaries (the "LISN Owned Real Property"). With respect to each such parcel of LISN Owned Real Property and except as set forth on the LISN Real Property Schedule:

                           (a) the identified owner has good and marketable
                  title to the parcel of real property, free and clear of any Lien, easement, covenant, or other restriction as of the Closing Date, except Permitted Encumbrances;

                           (b) there are no pending or, to the Knowledge of
                  LISN, threatened condemnation, expropriation or other eminent domain proceedings, lawsuits, or administrative actions relating to the LISN Owned Real Property or other matters affecting adversely the current use, occupancy, or value thereof;

                           (c) the legal description for the parcel contained in
                  the deed describes such parcel fully and adequately, the buildings and improvements are located within



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

                  the boundary lines of the described parcels of land, are not in violation of applicable setback requirements, zoning laws, and ordinances (and none of the properties or buildings or improvements thereon are subject to "permitted non-conforming use" or "permitted non-conforming structure" classifications), and do not encroach on any easement which may burden the land, the land does not serve any adjoining property for any purpose inconsistent with the use of the land, and the property is not located within any flood plain or subject to any similar type restriction for which any permits or licenses necessary to the use thereof have not been obtained;

                           (d) all facilities have received all approvals of
                  governmental authorities (including licenses and permits) required in connection with the ownership or operation thereof and have been operated and maintained in accordance with applicable laws, rules and regulations;

                           (e) there are no leases, subleases, licenses,
                  concessions, or other agreements, written or oral, granting to any party or parties the right of use or occupancy of any portion of the parcel of LISN Owned Real Property, other than tenants under any leases disclosed in the LISN Real Property Schedule who are in possession of space of which they are entitled;

                           (f) there are no outstanding options or rights of
                  first refusal to purchase the parcel of LISN Owned Real Property, or any portion thereof or interest therein;

                           (g) there are no parties (other than LISN) in
                  possession of the parcel of LISN Owned Real Property, other than tenants under any leases disclosed in the LISN Real Property Schedule who are in possession of space of which they are entitled;

                           (h) all facilities located on the parcel of LISN
                  Owned Real Property are supplied with utilities and other services necessary for the operation of such facilities, including gas, electricity, water, telephone, sanitary sewer, and storm sewer, all of which services are adequate in accordance with all applicable laws, ordinances, rules and regulations and are provided via public roads or via permanent, irrevocable, appurtenant easements benefitting the parcel of LISN Owned Real Property; and

                           (i) each parcel of LISN Owned Real Property abuts on
                  and has direct vehicular access to a public road, or has access to a public road via a permanent, irrevocable, appurtenant easement benefitting the parcel of real property, and access to the property is provided by paved public right-of-way with adequate curb cuts available.

                  (ii) The LISN Real Property Schedule attached hereto sets forth a list of all of the leases, subleases and licenses ("LISN Leases") of real property (the "Leased Real Property"), including the address of the LISN Leased Real Property, in which LISN or any of its Subsidiaries has a leasehold, subleasehold or licensed interest, other than any lease which may terminated by either party without liability to the other on less than 90 days notice or involving aggregate annual rentals of less than $50,000, not otherwise involving any material liability and the termination of which would not have a Material Adverse Effect. LISN or such Subsidiary holds a valid and existing leasehold, subleasehold or license interest under each of the LISN Leases. With respect to each LISN Lease listed on the attached LISN Real Property Schedule, neither LISN, any of its Subsidiaries, nor, to the Knowledge of LISN, any other party to the LISN Lease is in breach or default under the LISN Lease, and no event has occurred or circumstance exists which, with the delivery of notice, passage of time or both, would constitute such a breach or default or permit the termination, modification, or acceleration of rent under the LISN lease, there are no disputes, oral agreements, or forbearance programs in effect as to such LISN Lease and neither LISN nor any of its Subsidiaries has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the LISN Lease. Except for the LISN Leased Real Property, and the LISN Owned Real Property, there is no real property which is leased or otherwise used in LISN's business.

                  6Z. Regulatory Status. Since its date of incorporation, neither LISN nor any of its Subsidiaries has been, and as of the Closing Date shall not be, a "United States real property holding corporation," as defined in
Section 897(c)(2) of the Code and in Section 1.897-2(b) of the Treasury Regulations issued thereunder. Neither LISN nor any of its Subsidiaries is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined under the Investment Orius Act of 1940, as amended. Neither LISN nor any of its Subsidiaries is subject to any law which regulates the incurring of Indebtedness by LISN or such Subsidiary, including any laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services.

                  6AA. Disclosure. Neither this Agreement nor any of the Schedules attached hereto nor any of the written statements, certificates or other items prepared and delivered to LISN, the LISN Shareholders or the Investors by or on behalf of LISN or the LISN Shareholders upon execution of this Agreement or any of the agreements contemplated hereby or to induce the consummation of any of the transactions contemplated hereby or thereby, when taken together as a whole, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading. There is no fact which LISN has not disclosed to executive officers of Orius (or executive officers of its predecessor) in writing and of which any of its officers, directors or executive employees is aware which has had or would reasonably be expected to have a Material Adverse Effect.

                  6BB. Closing Date. The representations and warranties of LISN contained in this Section 6 and elsewhere in this Agreement and all information contained in any Exhibit, Schedule or attachment hereto or in any certificate or other writing delivered by, or on behalf of, LISN to the Orius Stockholders Representative pursuant to this Agreement shall be true and correct on the Closing Date as though then made and as though the Closing Date was substituted for the date of this Agreement throughout such representations and warranties, except in any case in which a representation and warranty expressly refers to a different date, in which case such representation and warranty shall be true and correct as of such date.

                  Section 7. Indemnification and Certain Other Agreements.

                  7A. Survival of Representations and Warranties. The representations and warranties in this Agreement and the Schedules attached hereto, or in any of the written statements, certificates or other items prepared and delivered to LISN, the LISN Shareholders or the Investors by or on behalf of Orius or the Orius Stockholders, or to Orius or the Orius Stockholders by or on behalf of LISN or the LISN Shareholders upon execution of this Agreement or any of the agreements contemplated hereby or to induce the consummation of any of the transactions contemplated hereby or thereby, hereby shall survive the Closing as follows:

                  (i) the representations and warranties in any of Section 5M and Section 6M (Tax Matters), Section 5T and Section 6T (ERISA) shall terminate sixty (60) days after the date as of which the applicable statutes of limitations with respect to the liabilities in question expire (after giving effect to any extensions or waivers thereof);

                  (ii) the representation and warranties in Section 5V and
Section 6V (Environmental and Safety Matters) shall terminate on the sixth anniversary of the Closing Date.

                  (iii) the representations and warranties in Section 5U and
Section 6U (Compliance with Laws; Permits; Certain Operations) shall terminate on the fourth anniversary of the Closing Date;

                  (iv) none of the representations and warranties in any of
Section 5B or Section 6B (Capital Stock and Related Matters), Section 5Q or
Section 6Q (Brokerage), the first and second sentences of Section 5D or Section 6D (Authorization; No Breach), or in any of the Orius Joinder Agreements or the LISN Transmittal Letters shall terminate; and

                  (v) all other representations and warranties in this Agreement and the Schedules attached hereto, or in any of the written statements, certificates or other items prepared and delivered to LISN, the LISN Shareholders or the Investors by or on behalf of Orius or the Orius Stockholders, or to Orius or the Orius Stockholders by or on behalf of LISN or the LISN Shareholders upon execution of this Agreement or any of the agreements contemplated hereby or to induce the consummation of any of the transactions contemplated hereby or thereby, shall terminate upon termination of the eighteen month period commencing on the Closing Date; provided that any representation or warranty in respect of which indemnity may be sought under Section 7B, and the indemnity with respect thereto, shall survive the time at which it would otherwise terminate pursuant to this Section 7A if written notice of the breach or potential breach thereof giving rise to such right or potential right of indemnity shall have been given to the Party against whom such indemnity may be sought prior to such time. The representations and warranties in this Agreement and the Schedules and Exhibits attached hereto or in any writing delivered in connection with this Agreement shall survive for the periods set forth in this
Section 7A and shall in no event be affected by any investigation, inquiry or examination made for or on behalf of any Party, any Representative or any Investor, or the knowledge of any officer, director, shareholder, employee, partner or agent of any of the foregoing or the acceptance by any of the foregoing of any certificate or opinion hereunder. Without limiting the foregoing, in no event will any disclosure pursuant to Section 4I or otherwise prior to the Closing serve to amend any representation or warranty for any purpose of this Agreement, except and solely to the extent that the notifying party (i) promptly upon discovery thereof notifies each other party to this Agreement in reasonably detail of the facts and circumstances which would cause the notifying party to be in breach of a representation or warranty as of the Closing, and (ii) in connection with any dispute relating thereto carries the burden of proving that such notifying party was not in breach of such representation and warranty upon execution of this Agreement, in which event the disclosure thereof in writing prior to the Closing shall, solely for purposes of
Section 7, be deemed to amend the representations and warranties identified in such notice.

                  7B. General Indemnification.

                  (i) Indemnification by the Orius Indemnifying Stockholders. Subject to the limitations set forth in this Section, the Orius Stockholders (other than HIG and the Orius Warrantholders) (the "Orius Indemnifying Stockholders") shall jointly and severally indemnify Orius, the Investors and the LISN Shareholders and their respective Affiliates, partners, officers, directors, employees, agents, representatives, successors and permitted assigns (collectively, the "LISN Parties" and each individually a "LISN Party"), and save and hold each of them harmless against as and when incurred for any and all loss, liability, demand, claim, action, cause of action, cost, damage, deficiency, Tax, penalty, fine or expense, whether or not arising out of third party claims (including interest, penalties, reasonable attorneys' fees and expenses and all amounts paid in investigation, defense or settlement of any of the foregoing) (collectively, "Losses") which any of them may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of: (a) any breach of any representation or warranty of Orius under this Agreement or any of the Schedules attached hereto, or in any of the written statements, certificates or other items prepared and delivered to LISN, the LISN Shareholders or the Investors by or on behalf of Orius or the Orius Stockholders, upon execution of this Agreement or any of the agreements contemplated hereby or after the date hereof and at or prior to Closing to induce the consummation of any of the transactions contemplated hereby or thereby; (b) any nonfulfillment or breach of any covenant, agreement or other provision by Orius under this Agreement or any of the Schedules and Exhibits attached hereto required to be performed or complied with by Orius at or prior to the Closing (except to the extent waived in writing in accordance with the terms hereof or thereof, as applicable); (c) any inaccuracy or breach of any representation or warranty included in any Joinder Agreement, any Orius Call Agreement or any Orius Put Agreement of which Orius had Knowledge at or prior to the Closing, or (d) any of the matters set forth on the Orius Indemnification Schedule attached hereto; provided that the Orius Indemnifying Stockholders shall not have any liability under clause (a) above (other than with respect to the representations and warranties contained in Section 5B, Section 5Q, and the first and second sentences of Section 5D) unless the aggregate of all Losses relating thereto for which the Orius Stockholders would, but for this proviso, be liable exceeds $1,500,000 (the "Orius Deductible"), in which event the Orius Indemnifying Stockholders shall be liable under clause (a) above only to the extent that the aggregate of all Losses arising thereunder exceeds the Orius Deductible; provided further that the Orius Indemnifying Stockholders shall not be liable in respect of any particular Loss under clause (a) above unless the amount thereof, individually or collectively with all Losses arising from the same or related events or circumstances, is equal to or greater than $25,000 (the "Orius Basket"), in which event the Orius

Indemnifying Stockholders will be liable for the full amount of each such Loss (subject to the Orius Deductible and the Orius Cap); provided further that the aggregate liability of any Orius Indemnifying Stockholder pursuant to this
Section 7B shall in no event exceed the product of the Orius Common Value Per Share multiplied by the aggregate number of shares of Orius Common Stock held by such Person on the date hereof as reflected on the Orius Stockholders Schedule attached hereto; and provided further that the aggregate liability of the Orius Indemnifying Stockholders under clause (a) above (other than with respect to the representations and warranties contained in Section 5B, Section 5Q, and the first and second sentences of Section 5D) shall in no event exceed $80,000,000 (the "Orius Cap"), it being understood, however, that nothing in this Agreement (including this Section 7B) shall limit or restrict the right of any of Orius, the Investors and the LISN Parties to maintain or recover any amounts in connection with any action or claim based upon fraudulent misrepresentation or deceit.

                  (ii) Indemnification by the LISN Shareholders. Subject to the limitations set forth in this Section, the LISN Shareholders shall jointly and severally indemnify Orius, the Investors and each of the Orius Stockholders and their respective Affiliates, partners, officers, directors, employees, agents, representatives, successors and permitted assigns (collectively, the "Orius Parties" and each individually an "Orius Party"), and save and hold each of them harmless against as and when incurred for any Losses which any of them may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of: (a) any breach of any representation or warranty of LISN under this Agreement or any of the Schedules attached hereto, or in any of the written statements, certificates or other items prepared and delivered to Orius or the Orius Stockholders by or on behalf of LISN or the LISN Shareholders upon execution of this Agreement or any of the agreements contemplated hereby or after the date hereof and at or prior to Closing to induce the consummation of any of the transactions contemplated hereby or thereby; (b) any nonfulfillment or breach of any covenant, agreement or other provision by LISN under this Agreement or any of the Schedules and Exhibits attached hereto required to be performed or complied with by LISN at or prior to the Closing (except to the extent waived in writing in accordance with the terms hereof or thereof, as applicable); (c) any inaccuracy or breach of any representation or warranty included in the Note Exchange Agreement of which LISN had Knowledge at or prior to the Closing; or (d) any of the matters set forth on the LISN Indemnification Schedule attached hereto; provided that the LISN Shareholders shall not have any liability under clause (a) above (other than with respect to the representations and warranties contained in Section 6B,
Section 6Q, and the first and second sentences of Section 6D) unless the aggregate of all Losses relating thereto for which the LISN Shareholders would, but for this proviso, be liable exceeds $785,000 (the "LISN Deductible""), in which event the LISN Shareholders shall be liable under clause (a) above only to the extent that the aggregate of all Losses arising thereunder exceeds the LISN Deductible; provided further that the LISN Shareholders shall not be liable in respect of any particular Loss under clause (a) above unless the amount thereof, individually or collectively with all Losses arising from the same or related events or circumstances, is equal to or greater than $25,000 (the "LISN Basket"), in which event the LISN Shareholders will be liable for the full amount of each such Loss (subject to the LISN Deductible and the LISN Cap); provided further that the aggregate liability of any LISN Shareholder pursuant to this Section 7B shall in no event exceed the product of (x) the number of shares of LISN Common held by such LISN Shareholder as of the date hereof, as set forth on the LISN Shareholders Schedule attached hereto, multiplied by (y) the quotient of the Closing LISN Investor Value divided by the aggregate number of shares of LISN Common outstanding as of the date hereof, as set forth on the LISN Shareholders Schedule attached hereto; provided further that the aggregate liability of the LISN Shareholders under clause (a) above (other than with respect to the representations and warranties contained in Section 6B, Section 6Q, and the first and second sentences of Section 6D) shall in no event exceed $41,800,000 (the "LISN Cap"), it being understood, however, that nothing in this Agreement (including this Section 7B) shall limit or restrict the right of any of Orius, the Investors and the Orius Parties to maintain or recover any amounts in connection with any action or claim based upon fraudulent misrepresentation or deceit.

                  (iii) Exclusive Remedy; Other Matters; Purchase Price Adjustment.

                           (a) Exclusive Remedy. Effective upon consummation of the LISN Merger and the other transactions contemplated by this Agreement to be consummated contemporaneously therewith or prior thereto, the sole and exclusive remedy for Losses suffered by Orius, the Investors, any Orius Party or any LISN Party arising from or relating to this Agreement or the transactions contemplated hereby, other than for fraudulent misrepresentation or deceit, shall be pursuant to this Section 7B.

                           (b) Payments. For purposes of this Agreement, each Person entitled to indemnification pursuant to this Section 7 shall be referred to herein as an "Indemnitee" and each Person obligated to provide indemnification pursuant to this Section 7 shall be referred to herein as an "Indemnitor". Subject to Section 7B(iii)(e) below, each Indemnitor shall pay to each Indemnitee the amount so claimed in immediately available funds promptly or an adjustment to securities as contemplated by subsection (e) below after the Indemnitee provides the Indemnitor with written notice of a claim hereunder unless the Indemnitor in good faith disputes such claim. If the Indemnitor disputes such claim in good faith, then promptly after the resolution of such dispute pursuant to the provisions thereof, the amount finally determined to be due shall be paid by the Indemnitor to the Indemnitee in immediately available funds (subject to Section 7B(iii)(e) below).

                           (c) Insurance and Other Indemnity Recoveries. The amount of any Loss shall be reduced for purposes of this Section 7B by the insurance proceeds actually received by the Indemnitee with respect to such Loss, and by the proceeds actually received by the Indemnitee pursuant to any other indemnity rights in respect of such Loss, net of the costs incurred by the Indemnitee in connection with collecting such proceeds; provided that such proceeds shall be disregarded in any calculation of Losses for purposes of determining whether Losses are equal to or greater than the Orius Deductible, LISN Deductible, Orius Basket or LISN Basket. Orius and LISN will use reasonable efforts to collect proceeds from insurance policies in respect of, and from parties obligated under contractual indemnity agreements to indemnify Orius or LISN, respectively, against, Losses for which the Orius Indemnifying Stockholders or the LISN Shareholders would otherwise be liable hereunder; provided that availability of recovery from such other sources will not be a defense to indemnity obligations under this Agreement.



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

                           (d) Purchase Price Adjustment. Amounts paid to or on behalf of the Orius Stockholders, the LISN Shareholders or the Investors as indemnification shall be treated as adjustments to the consideration paid in the LISN Merger and the other transactions contemplated hereby, as applicable.

                           (e) Consideration Payable to LISN Shareholders and the Investors. Notwithstanding any other provision hereof, indemnification payments to LISN Shareholders and Investors pursuant to this Agreement shall be made solely in Orius Common and Series C Participating Preferred Stock and shall in no event be payable in cash, notes or other property. If any LISN Shareholder or Investor is entitled to an indemnity payment hereunder, each Indemnitor in respect thereof shall either (x) deliver to such LISN Shareholder such shares of Orius stock as the LISN Shareholder may request, or (y) pay to Orius the amount owing to the LISN Shareholder. If an Indemnitor elects to make payment in accordance with clause (y) foregoing, Orius will, upon receipt thereof, promptly issue to such LISN Shareholder shares of Orius Common and Series C Participating Preferred Stock (as directed by such LISN Shareholder) with Fair Market Value equal to such amount received by Orius from the Indemnitor.

                           (f) Indemnity Payments to or on Behalf of Orius. Notwithstanding the foregoing, if payments are made by or on behalf of the Orius Indemnifying Stockholders to or on behalf of Orius in respect of any of the matters described in clauses (a) through (d) of Section 7B(i) (an "Orius Breach") in each case in amounts and in a manner such that the Losses suffered by the LISN Shareholders and the Investors are fully compensated as a result thereof, then neither the LISN Shareholders nor the Investors shall have any right to further indemnity against the Orius Indemnifying Stockholders in respect of such Orius Breach. Also, notwithstanding the foregoing, if payments are made by or on behalf of the LISN Shareholders to or on behalf of Orius or LISN in respect of any of the matters described in clauses (a) through (d) of Section 7B(ii) (a "LISN Breach") in each case in amounts and in a manner such that the Losses suffered by the Orius Stockholders and the Investors are fully compensated as a result thereof, then neither the Orius Stockholders nor the Investors shall have any right to further indemnity against the LISN Shareholders in respect of such LISN Breach.

                  7C. Right to Offset Indemnity Obligations Against Outstanding Securities.

                  (i) Offset Rights Generally. If any Indemnitor fails to comply with its obligations pursuant to Section 7B (a "Breaching Indemnitor" and, collectively with all Indemnitors who have failed to comply with such obligations in respect of the same Loss, the "Breaching Indemnitors") to make cash payments to an Indemnitee in an aggregate amount sufficient to reimburse the Indemnitee for all Losses or adjustments to securities as required pursuant to Section 7B (the portion of such Losses in respect of which the Indemnitee has not received cash payment from the Breaching Indemnitor, the "Unreimbursed Loss"), the Indemnitee may pursue any and all rights and remedies against each of the Breaching Indemnitors available in law or in equity, subject only to the limitations set forth in Section 7B above. In addition, and not in limitation of or in substitution for the foregoing, upon the request of the Indemnitee, Orius will cancel shares of the Orius Common retained by such Breaching Indemnitors upon consummation of the transactions described in Section 1B(iv), or shares of Series C Participating Preferred and/or Orius Junior Notes issued to or held by each or any of such Breaching Indemnitors pursuant to Section 1B(v) or pursuant to any of Orius Put Agreements or Orius Call Agreements, so long as the aggregate Fair Market Value of such canceled securities does not exceed the amount of such indemnity obligations, and reissue to the Indemnitee shares of each class of stock so canceled in the amount for each such class which was canceled, and/or Orius Junior Notes in the aggregate principal amount of, plus accrued and unpaid interest on, Orius Junior Notes so canceled. To effect any such election, the Indemnitee shall deliver to Orius and each of the Representatives a written notice (a "Cancellation Notice")
(a) identifying the Breaching Indemnitors and stating that such Breaching Indemnitors have failed to make payments to such Indemnitee in respect of a Loss in the full amount required pursuant to Section 7B, (b) the amount of such Unreimbursed Loss, (c) if the Indemnitee desires to cancel any shares of Orius Common or shares of Series C Participating Preferred in satisfaction of such Unpaid Loss, such Indemnitee's estimate of the Fair Market Value of one share of Orius Common and of the Fair Market Value of one share of Series C Participating Preferred, and (d) the number of shares of Orius Common and shares of Series C Participating Preferred, and the aggregate principal amount of Orius Junior Notes which the Indemnitee has elected to cause Orius to cancel in satisfaction of such Orius Unpaid Loss (the "Canceled Securities"). The Indemnitee may designate for cancellation from each Breaching Indemnitor (and/or its transferee) such numbers of shares of Orius Common and/or shares of Series C Participating Preferred, and/or Orius Junior Notes in such principal amount, as it may determine in its sole discretion, so long as the aggregate Fair Market Value of such Canceled Securities does not exceed the aggregate Unreimbursed Loss at the time of delivery of the applicable Cancellation Notice to the Representatives. Upon request by any Indemnitee, Orius will provide to such Indemnitee a list of all certificates representing Orius Common, shares of Series C Participating Preferred and Orius Junior Notes issued to the Breaching Indemnitors at the Closing or otherwise held by the Breaching Indemnitors, which list shall state the name of the Person to whom such securities were issued at the Closing, the name of the holder of such securities as reflected on Orius's books and records as of the date of such notice, the amount of each class and type of such securities then held by each such holder, and the number(s) (or other identifying characteristics) of the certificates representing such securities. Upon delivery of a Cancellation Notice by an Indemnitee to Orius and the Representatives, the securities identified in such notice as Canceled Securities shall be deemed for all purposes to be canceled and, accordingly, Orius's books and records shall thereafter reflect that such securities are no longer outstanding for any purpose, unless within 15 days following the delivery thereof either the Persons identified in such Cancellation Notice or the Representative thereof delivers a written notice to each of Orius, the Representatives and the Indemnitee objecting thereto, in which event such securities shall not be canceled but shall be held by such Persons, and such Persons shall (and Orius shall use reasonable efforts to) ensure that no interest therein will be transferred, pending resolution of the dispute. Each party to such a dispute shall seek to resolve such dispute expeditiously and in good faith. If and at such time as any securities are canceled pursuant to this Section, the holder(s) thereof shall promptly surrender to Orius the certificates representing such Canceled Securities, duly endorsed for transfer as requested by Orius, so that new certificates representing any securities represented thereby which are not so canceled may be issued to the holder thereof and certificates representing the Canceled Securities may be destroyed by Orius or reissued to the Indemnitee.

                  (ii) Fair Market Value. For purposes of the foregoing, "Fair Market Value" as to any security means the average of the closing prices of such security's sales on all domestic securities exchanges or markets on which such security may at the time be listed or quoted or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed or quoted, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Fair Market Value" is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed or quoted on any domestic securities exchange or the domestic over-the-counter market, the "Fair Market Value" shall be the fair value thereof determined jointly by Orius and the Representatives; provided that if Orius and the Representatives are unable to agree within 10 days of delivery of a Cancellation Notice, then by a nationally recognized investment banking firm selected by Orius and the Representatives. The fees and expenses of such investment banking firm shall be allocated by such firm on an equitable basis as between the parties to such dispute and paid by such parties accordingly.

                  7D. Defense of Third Party Claims. Any Indemnitee in connection with a third party claim shall notify the Indemnitor of the claim in writing promptly after receiving written notice of any action, lawsuit, proceeding, investigation or other claim against it, describing the claim, the amount thereof (if known and quantifiable) and the basis thereof; provided that the failure to so notify an Indemnitor shall not relieve the Indemnitor of its obligations hereunder except to the extent that (and only to the extent that) such failure shall have caused the damages for which the Indemnitor is obligated to be greater than such damages would have been had the Indemnitee given the Indemnitor prompt notice hereunder. Any Indemnitor shall be entitled to participate in the defense of such action, lawsuit, proceeding, investigation or other claim giving rise to an Indemnitee's claim for indemnification at such Indemnitor's expense, and at its option (subject to the limitations set forth below) shall be entitled to assume the defense thereof by appointing a reputable counsel reasonably acceptable to the Indemnitee to be the lead counsel in connection with such defense; provided that,

                  (i) the Indemnitee shall be entitled to participate in the defense of such claim and to employ counsel of its choice for such purpose; and

                  (ii) the Indemnitor shall not be entitled to assume control of such defense and shall pay the fees and expenses of counsel retained by the Indemnitee if (A) the claim for indemnification relates to or arises in connection with any criminal proceeding, action, indictment, allegation or investigation; (B) the Indemnitee reasonably believes an adverse determination with respect to the action, lawsuit, investigation, proceeding or other claim giving rise to such claim for indemnification would be materially detrimental to or injure the Indemnitee's reputation or future business prospects; (C) the claim seeks an injunction or equitable relief against the Indemnitee; (D) the Indemnitee has been advised in writing by counsel that a reasonable likelihood exists of a conflict of interest between the Indemnitor and the Indemnitee; or
(E) upon petition by the Indemnitee, the appropriate court rules that the Indemnitor failed or is failing to vigorously prosecute or defend such claim; and

                  (iii) if the Indemnitor shall control the defense of any such claim, the Indemnitor shall obtain the prior written consent of the Indemnitee before entering into any settlement of a claim or ceasing to defend such claim if, pursuant to or as a result of such settlement or cessation, injunctive or other equitable relief will be imposed against the Indemnitee or if such settlement does not expressly and unconditionally release the Indemnitee from all liabilities and obligations with respect to such claim, without prejudice.

If the Indemnitee notifies the Indemnitor of a claim in accordance with this
Section 7D, the Indemnitor shall bear all fees and expenses of counsel that are incurred by or on behalf of the Indemnitee prior to the date on which the Indemnitor effectively assumes control of defense (the "Control Date"). If the Indemnitee elects to participate in the defense of such a claim in accordance with clause (i) foregoing, the Indemnitee shall bear all fees and expenses of such separate counsel that are incurred after the date on which the Indemnitor has both (x) verified to the Indemnitee in writing that such Indemnitor shall be fully responsible (with no reservation of any rights) for all liabilities and obligations relating to such claim for indemnification and that it shall provide full indemnification (whether or not otherwise required hereunder) to the Indemnitee with respect to such action, lawsuit, proceeding, investigation or other claim giving rise to such claim for indemnification hereunder, and (y) entered into an agreement with the Indemnitee in form and substance satisfactory to the Indemnitee under which the Indemnitor unconditionally guarantees the payment and performance of any liability or obligation which may arise with respect to such action, lawsuit, proceeding, investigation or facts giving rise to such claim for indemnification hereunder. The Indemnitee shall fund all fees and expenses of such separate counsel that are incurred in the defense of such a claim after the Control Date and before the date on which the Indemnitor has satisfied the conditions described in clauses (x) and (y) of the immediately preceding sentence, but the Indemnitor will promptly reimburse the Indemnitee in full for all of such amounts if the Indemnitor is found to be liable in respect of any such claim.

                  7E. Legend on Orius Securities Subject to Indemnification.

                  (i) In addition to the legends described in Section 10C below, certificates representing the Orius Common retained by or issued to each Orius Stockholder as of the Closing as contemplated hereby, and the certificates representing the shares of Series C Participating Preferred and Orius Junior Notes issued to each Orius Stockholder pursuant to any of the Joinder Agreements, Orius Call Agreements and Orius Put Agreements, shall bear a legends in substantially the form set forth below in this Section 7E. Also, in addition to the legends described in Section 10C below, certificates representing the Orius Common, shares of Series C Participating Preferred and Orius Junior Notes issued to each LISN Shareholder pursuant to the LISN Merger Transactions, shall bear the following legend:

                  "The securities represented by this [CERTIFICATE / NOTE] constitute [LISN MERGER CONSIDERATION / ORIUS EXCHANGE CONSIDERATION] as defined in the Agreement and Plan of Reorganization dated as of November 8, 1999, by and among the issuer and certain investors (the "Agreement") and are subject to return to the Company under certain circumstances pursuant to the terms set forth in the Agreement. Such provisions will continue to apply to any holder or transferee of the securities represented by this [CERTIFICATE][NOTE]. A copy of such Agreement shall be furnished by the issuer to the holder hereof upon written request and without charge."

                  (ii) The certificates representing such securities shall bear such legend, notwithstanding any transfer thereof, until such time as the indemnity obligations pursuant to Section 7B hereof with respect to such securities shall have terminated; provided that Orius shall deliver to such holder new securities representing such securities and not bearing such legend and the legends described in Section 10C below, as applicable, (a) upon the request of the holder of any such securities in connection with the Public Sale (as defined in the Investor Rights Agreement) of such securities, and the Company shall provide reasonable and prompt assistance to such holder in connection with the removal of such legends in order to permit such holder to deliver certificates without such legends in any such Public Sale, provided that such holder will permit the Company to replace such legends in the event the contemplated Public Sale of such securities is not consummated, or (b) at such time as the holder of the securities represented thereby provides insurance for the benefit of all Persons entitled indemnity by such holder in amounts and of a type reasonably satisfactory to the Representative(s) of such Persons who are subject to such indemnity.

                  7F. Press Release and Announcements. Unless required by law (in which case each Party agrees to consult with the other Parties prior to any such disclosure as to the form and content of such disclosure), no press releases or other releases of information related to this Agreement or the transactions contemplated hereby will be issued or released prior to the Closing without the consent of Orius, the LISN Shareholder Representative and the Orius Stockholders Representative.

                  7G. Confidentiality. On behalf of the LISN Shareholders and the Orius Stockholders, the LISN Shareholder Representative and the Orius Stockholders Representative acknowledge and agree that all "confidential information" (as defined in the Confidentiality Agreement) provided to them by the other is subject to the terms of a Confidentiality Agreement between them (the "Confidentiality Agreement"), the terms of which are incorporated herein by reference. If the transactions contemplated hereby are not consummated, the LISN Shareholder Representative shall cause the return to Orius and keep confidential all information and materials regarding Orius and the Orius Stockholders reasonably designated by Orius as confidential (except to the extent (i) disclosure of such information is required by law, (ii) the information was previously known to the LISN Shareholders or (iii) the information becomes publicly known except through the actions or inactions of the LISN Shareholders), and the Orius Stockholders Representative shall cause the same to occur with respect to LISN. Effective upon the consummation of the transactions contemplated hereby, the Confidentiality Agreement shall terminate.

                  7H. Further Assurances. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement or the transactions contemplated hereby, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Section 7 above).

                  Section 8. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

                  "Affiliate" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

                  "Affiliated Group" means any affiliated group as defined in Code ss.1504 that has filed a consolidated return for federal income tax purposes (or any similar group under state, local or foreign law) for a period during which Orius or any of its Subsidiaries was a member..

                  "Aggregate LISN Preferred Liquidation Value" means the sum of the LISN Preferred Liquidation Value of each outstanding share of LISN at the Effective Time (determined without giving effect to the LISN Merger).

                  "Agreement" has the meaning set forth in the Preamble.

                  "Articles of Incorporation" has the meaning set forth in
Section 1A.

                  "Bank" has the meaning set forth in Section 2R.

                  "Breach Notice" has the meaning set forth in Section 9A.

                  "Breaching Party" has the meaning set forth in Section 9A.

                  "Bridge Lender" has the meaning set forth in Section 2S.

                  "Bylaws" has the meaning set forth in Section 2C.

                  "Cash Equivalents" means investments having a stated maturity no greater than three month in (i) direct obligations of the United States or Canadian government or any agency thereof or obligations guaranteed by the United States or Canadian government, (ii) certificates of deposit of commercial banks having combined capital and surplus of at least $1 billion, (iii) commercial paper with a rating from a nationally recognized credit rating agency in such agency's highest rating category, or (iv) money market funds of nationally recognized institutions investing solely in obligations described in clauses (i), (ii) and (iii) above.

                  "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

                  "Closing" has the meaning set forth in Section 1C.

                  "Closing Date" has the meaning set forth in Section 1C.

                  "Closing LISN Investor Value" has the meaning set forth in
Section 1D.

                  "Closing Orius Investor Value" has the meaning set forth in
Section 1D.

                  "COBRA" has the meaning set forth in Section 5T.

                  "Code" means the Internal Revenue Code of 1986, as amended, and any reference to any particular Code section shall be interpreted to include any revision of or successor to that section regardless of how numbered or classified.

                  "Confidentiality Agreement" has the meaning set forth in
Section 7G.

                  "Effective Time" has the meaning set forth in Section 1B.

                  "Environmental and Safety Requirements" shall mean all federal, state, local and foreign statutes, regulations, ordinances and other provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law, in each case concerning public health and safety, worker health and safety and pollution or protection of the environment (including, without limitation, all those relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, Release, threatened Release, control or cleanup of any hazardous or otherwise regulated materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise, radiation or radon), each as amended and as now or hereafter in effect.

                  "Environmental Lien" shall mean any Lien, whether recorded or unrecorded, in favor of any governmental entity, relating to any liability of Orius arising under any Environmental and Safety Requirements.

                  "ERISA" has the meaning set forth in Section 5T.

                  "Escrow Amount Per Share" means $5,000,000 divided by 22,789,683.77.

                  "Estimated LISN Closing Balance Sheet" has the meaning set forth in Section 1D.

                  "Estimated LISN Net Indebtedness" has the meaning set forth in
Section 1D.

                  "Estimated Orius Closing Balance Sheet" has the meaning set forth in Section 1D.

                  "Estimated Orius Net Indebtedness" has the meaning set forth in Section 1D.

                  "Exclusivity Agreement means the letter agreement dated August 31, 1999 by and among Willis Stein & Partners Management II, L.L.C., LISN, Orius, and HIG, as amended by letter agreements dated as of September 30, 1999 and October 15, 1999, as further amended from time to time.

                  "Existing Bank Liens" means Liens securing the obligations in respect of Indebtedness for borrowed money and the security interests on equipment held by certain TCI entities with respect to advances made to Orius by such TCI entities.

                  "Existing LISN Employee Options" has the meaning set forth in
Section 1A.

                  "Existing Orius Option" means an option to purchase Orius Common Stock which is evidenced by an Existing Stock Option Agreement in the form previously delivered to LISN and granted pursuant to the Existing Stock Option Plan, is outstanding on the date hereof and held by a person listed on the Orius Optionholders Schedule hereto, which option is exercisable for up to the number of shares set forth opposite such person's name at the exercise per share set forth opposite such person's name on such Exhibit; and "Existing Orius Options" means all of the Existing Orius Options, collectively.

                  "Existing Stock Option Agreement" means the Incentive Stock Option Agreement pursuant to which Orius granted each of the Existing Orius Options, which agreement is in the form previously delivered by Orius to LISN.

                  "Existing Stock Option Plan" means the Orius Corp. Stock Option Plan in the form previously delivered by Orius to LISN.

                  "Final LISN Consideration" has the meaning set forth in
Section 1E.

                  "Final LISN Net Indebtedness" has the meaning set forth in
Section 1E.

                  "Final Orius Consideration" has the meaning set forth in
Section 1E.

                  "Final Orius Net Indebtedness" has the meaning set forth in
Section 1E.

                  "Financing Fees and Expenses" means any fees, expenses or other costs incurred by LISN (including to reimburse Willis Stein for fees, expenses and costs Willis Stein may incur) in connection with the Senior Debt Financing or the Senior Subordinated Debt Financing and any fee payable to Merrill Lynch in connection with the transactions contemplated hereby; provided that in no event will Financing Fees and Expenses include any fees payable to Willis Stein.

                  "Firm" has the meaning set forth in Section 1E.

                  "401(k) Plan" has the meaning set forth in Section 5T.

                  "Full Strip Cash Consideration Per Old Common Share" means cash in an amount equal to 50% of the Orius Common Value Per Share.

                  "Full Strip Junior Note Consideration Per Old Common Share" means (i) the product of (A) Orius Common Value Per Share, multiplied by (B) 50%, multiplied by (C) the Note Proportion.

                  "Full Strip Preferred Consideration Per Old Common Share" means (i) the product of (A) Orius Common Value Per Share, multiplied by (B) 50%, multiplied by (C) the Preferred Stock Proportion, divided by (ii) $1,000 (i.e., the Series C Liquidation Value per share of Series C Participating Preferred, as defined in Exhibit A hereto).

                  "GAAP" means United States generally accepted accounting principles.

                  "Hart-Scott-Rodino Act" has the meaning set forth in Section
2L.

                  "HIG" has the meaning set forth in the Preamble.

                  "HIG Cable" means H.I.G. Cable, Inc.

                  "HIG Pledge and Voting Agreement" has the meaning set forth in
Section 2G.

                  "HIG Put Agreement" has the meaning set forth in the Preamble.

                  "HIG Redemption Agreement" means the Redemption Agreement, dated February 26, 1999, by and among Orius Corp., HIG Cable, Inc. and HIG Cable West, Inc.

                  "HIG West" means H.I.G. Cable West, Inc.

                  "Identified Breach" has the meaning set forth in Section 9A.

                  "Indebtedness" means at a particular time, without duplication, (i) any indebtedness for borrowed money or indebtedness issued in substitution or exchange for indebtedness for borrowed money, (ii) any indebtedness evidenced by any note, bond, debenture or other debt security,
(iii) all fees, expenses and other costs incurred in connection with the marketing, negotiation, documentation or consummation of the transactions contemplated by this Agreement, including any brokerage or financial advisory fees (other than the Financing Fees and Expenses) and, in respect of Orius, including the amounts payable to the Persons and in the amounts set forth on the "Orius Bonus Schedule", (iv) any commitment by which a Person assures a creditor against loss (including contingent reimbursement obligations with respect to letters of credit), (v) any indebtedness guaranteed in any manner by a Person (including guarantees in the form of an agreement to repurchase or reimburse),
(vi) any obligations under capitalized leases with respect to which a Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or with respect to which obligations a Person assures a creditor against loss, (vii) any indebtedness secured by a Lien on a Person's assets, (viii) any unsatisfied obligation for "withdrawal liability" to a "multi-employer plan" as such terms are defined under ERISA, and (ix) any obligation to repay deposits or other amounts advanced by and owing to third parties (e.g., obligations to repay advances and deposits received from customers; provided that it is understood and agreed that the $12.7 million of advances to Orius by various TCI entities and which is outstanding as of the date hereof (as more fully described on the Orius Accounts Receivable Schedule) is not Indebtedness for purposes of this Agreement); provided that with respect to LISN, "Indebtedness" shall include the $7,885,450 payable to Donald J. Vanke on January 2, 2000, as the purchase price for the Vanke Shares pursuant to Section 2.2(d) of the LISN Recapitalization Agreement, to the extent unpaid, and shall exclude the LISN Junior Notes and all interest accrued thereon and the New LISN Notes; and provided that with respect to Orius, "Indebtedness" shall include (1) fees, expenses and other costs incurred by Orius and its predecessors in connection with its work on a proposed initial public offering of Orius common stock, (2) fees, expenses and other costs owing or to become due to Deutsche Bank, Securities, Inc. and any other financial advisor in connection with the transactions contemplated by this Agreement, including any such fees, expenses and other costs incurred by HIG or any Orius Stockholder for which Orius is or becomes liable, (3) all Liabilities in respect of the litigation matter styled Roland Harris v. North American Tel-Com Group, Inc., including without limitation for legal fees and expenses and settlement obligations, (4) the aggregate amount of dividends that have accrued with respect to shares of Orius Series A Preferred or Orius Series B Preferred, to the extent unpaid as of the Effective Time, (5) all interest which has accrued and remains unpaid with respect to the Orius Convertible Note as of the Effective Time, but shall exclude the original principal amount of the Orius Convertible Note, (6) $593,269 (or such other amount if, and only if, another amount is definitively agreed to prior to the Closing Date) as a working capital adjustment owing to the former stockholders of Copenhagen Utilities & Construction, Inc. ("Copenhagen") under that certain Stock Exchange Agreement, dated February 20, 1999, by and among NATG Holdings, LLC, Orius Corp. and the shareholders of Copenhagen, and (7) all Liabilities in respect of the litigation matter involving William Little, including without limitation for legal fees and expenses and settlement obligations.

                  "Indemnitee" has the meaning set forth in Section 7B(iii)(b).

                  "Indemnitor" has the meaning set forth in Section 7B(iii)(b).

                  "Intellectual Property Rights" means all (i) patents, patent applications, patent disclosures and inventions, (ii) internet domain names, trademarks, service marks, trade dress, trade names, logos and corporate names and registrations and applications for registration thereof together with all of the goodwill associated therewith, (iii) copyrights (registered or unregistered) and copyrightable works and registrations and applications for registration thereof, (iv) mask works and registrations and applications for registration thereof, (v) computer software, data, data bases and documentation thereof, (vi) trade secrets and other confidential information (including ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial and marketing plans and customer and supplier lists and information), (vii) other intellectual property rights and (viii) copies and tangible embodiments thereof (in whatever form or medium).

                  "Investment" as applied to any Person means (i) any direct or indirect purchase or other acquisition by such Person of any notes, obligations, instruments, stock, securities or ownership interests (including partnership interests and joint venture interests) of any other Person and (ii) any capital contribution by such Person to any other Person.

                  "Investment Agreement" has the meaning set forth in Section
1B.

                  "Investment Amount" means an amount not less than (i) $97,000,000 minus (ii) the aggregate proceeds to Orius and its Subsidiaries of the Senior Debt Financing and the Senior Subordinated Debt Financing to the extent in excess of $375,000,000.

                  "Investment Transaction" has the meaning set forth in Section 1B.

                  "Investor Note Amount" means the product of (i) the Note Proportion multiplied by (ii) the aggregate principal amount of the New LISN Notes issued at or prior to the Closing pursuant to the Investment Agreement.

                  "Investor Preferred Amount" means (i) ninety percent (90%) of the aggregate principal amount of the New LISN Notes issued at or prior to the Closing pursuant to the Investment Agreement, minus (ii) the Investor Note Amount.

                  "Investor Preferred Number" means the quotient determined by dividing (i) the Investor Preferred Amount, by (ii)$1,000 (i.e., the Series C Liquidation Value per share of Series C Participating Preferred, as defined in Exhibit A hereto).

                  "Investor Representative" means Willis Stein.

                  "Investor Rights Agreement" has the meaning set forth in
Section 2D.

                  "Investors" means, collectively, Willis Stein and the other Persons listed on Exhibit D, as such list may be revised by Willis Stein from time to time by written notice to Orius at any time prior to the Closing, it being understood that (i) prior to the Closing LISN may offer New LISN Notes to the parties to the LISN Holdings, Inc. Shareholders Agreement dated as of May 28, 1999, accordance with the procedures of Section 4 thereof of and if and to the extent that any LISN Shareholder elects to purchase New LISN Notes in accordance with such offer Exhibit D shall be revised to reflect such Person as a purchaser of such New LISN Notes and the principal amounts of notes to be purchased by Willis Stein and the other Persons identified on such Schedule shall be reduced accordingly, and (ii) Willis Stein will in any event be an Investor and will purchase any portion of the Investment Amount of the New LISN Notes which are not purchased at the Closing by other Investors; and "Investor" means, individually, any Person listed on Exhibit D as of the Closing, as such Exhibit may be amended from time as contemplated by the foregoing definition.

                  "Joinder Agreements" means, collectively, the Full Strip Joinder Agreements, the Securities Only Joinder Agreements, the Cash Joinder Agreements and the Warrant Joinder

Agreements, and "Joinder Agreement" means any Full Strip Joinder Agreement, Securities Only Joinder Agreement, Cash Joinder Agreement or Warrant Joinder Agreement.

                  "Knowledge", as used in respect of any of Orius and its Subsidiaries, or in respect of any of LISN and its Subsidiaries, for example in the phrases "to the Knowledge of Orius", "to Orius's Knowledge," "to the Knowledge of LISN", "to LISN's Knowledge" or phrases of similar import, means the actual knowledge or awareness of the senior executives, senior officers and directors of Orius and its Subsidiaries, or of LISN and its Subsidiaries, as applicable.

                  "Liability" means any liability, debt, obligation, deficiency, Tax, penalty, fine, claim, cause of action or other loss, cost or expense of any kind or nature whatsoever, whether asserted or unasserted, absolute or contingent, known or unknown, accrued or unaccrued, liquidated or unliquidated, and whether due or become due and regardless of when asserted.

                  "Lien" or "Liens" in respect of any Person means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof), any sale of receivables with recourse against such Person, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute (other than to reflect ownership by a third party of property leased to such Person under a lease which is not in the nature of a conditional sale or title retention agreement), or any subordination arrangement in favor of another Person.

                  "LISN" has the meaning set forth in the preamble.

                  "LISN Basket" has the meaning set forth in Section 7B.

                  "LISN Cap" has the meaning set forth in Section 7B.

                  "LISN Closing Balance Sheet" has the meaning set forth in
Section 1E.

                  "LISN Closing Indebtedness" has the meaning set forth in
Section 1E.

                  "LISN Common" has the meaning set forth in Section 1A.

                  "LISN Common Stockholders Common Share Number" means the quotient determined by dividing (i) nine percent (9%) of the Closing LISN Investor Value by (ii) the Orius Common Value Per Share.

                  "LISN Common Stockholders Preferred Share Number" means the excess of the LISN Shareholders Preferred Share Number over the LISN Preferred Stockholder Preferred Share Number.

                  "LISN Deductible" has the meaning set forth in Section 7B

                  "LISN Junior Note Amount" means the aggregate principal amount of, plus accrued and unpaid interest on, the LISN Junior Notes outstanding at the Effective Time, calculated without giving effect to the Note Exchange or the LISN Merger.

                  "LISN Junior Notes" has the meaning given such term in Section 1A.

                  "LISN Leased Real Property" has the meaning given such term in
Section 6Y.

                  "LISN Leases" has the meaning given such term in Section 6Y.

                  "LISN Merger" has the meaning set forth in  Section 1B.

                  "LISN Merger Transactions" has the meaning set forth in
Section 1B.

                  "LISN Owned Real Property" has the meaning given such term in
Section 6Y.

                  "LISN Party" or "LISN Parties" have the meaning set forth in
Section 8B.

                  "LISN Preferred" has the meaning set forth in Section 1A.

                  "LISN Preferred Liquidation Value" with respect to any share of LISN Preferred means the Series A Preferred Liquidation Value (as defined in LISN's articles of incorporation as in effect on the date hereof) of such share of LISN Preferred at the Effective Time (determined without giving effect to the LISN Merger), plus the aggregate amount of dividends which have accrued on such share and remain unpaid as of such time.

                  "LISN Preferred Stockholder Preferred Share Number" means the product of (i) the LISN Preferred Stockholders Preferred Share Multiplier multiplied by (ii) the Aggregate LISN Preferred Liquidation Value, divided by
(iii)$1,000 (i.e., the Series C Liquidation Value per share of Series C Participating Preferred, as defined in Exhibit A hereto).

                  "LISN Preferred Stockholders Preferred Share Multiplier" means a fraction:

                  (i) the numerator of which is the excess of (A) ninety percent (90%) of Closing LISN Investor Value over (B) the LISN Junior Note Amount, and

                  (ii) the denominator of which is the excess of (A) ninety-one percent (91%) of Closing LISN Investor Value, over (B) the LISN Junior Note Amount.

                  "LISN Recapitalization Agreement" means the Recapitalization Agreement dated as of May 27, 1999 between and among LISN, LISN, Inc., Arion Sub, Inc., Donald J. Vanke, Donald L. Sanneman, James S. Hivnor, Willis Stein & Partners II, L.P., Willis Stein & Partners Dutch, L.P. and the other parties named therein, as amended.

                  "LISN Shareholder" or "LISN Shareholders" has the meaning given such term in Section 1B.

                  "LISN Shareholder Representative" initially shall be Willis Stein & Partners II, L.P.

                  "LISN Shareholders Preferred Share Number" means the quotient determined by dividing (i) the excess of (A) ninety percent (90%) of Closing LISN Investor Value, over (B) the LISN Junior Note Amount, by (ii)$1,000 (i.e., the Series C Liquidation Value per share of Series C Participating Preferred, as defined in Exhibit A hereto).

                  "LISN Sub" has the meaning given such term in Section 2R.

                  "LISN Transaction" has the meaning set forth in Section 4J.

                  "LISN Transmittal Letter" has the meaning set forth in Section 1B.

                  "Loss" or "Losses" has the meaning set forth in Section 7B.

                  "Material Adverse Effect" means a material and adverse effect upon the business, operations, assets, liabilities, financial condition, operating results, cash flow, net worth or employee, customer or supplier relations, or prospects of Orius or LISN, as the case may be, taken as a whole.

                  "Merger Agreement" has the meaning set forth in Section 1B.

                  "Merger Sub" has the meaning set forth in the Preamble.

                  "NATG" has the meaning set forth in Section 2R.

                  "New Incentive Stock and Option Plan" means the plan set forth as Exhibit P hereto.

                  "New LISN Notes" has the meaning set forth in Section 1A.

                  "New Stock Option Agreement" has the meaning set forth in
Section   .

                  "Note Exchange" has the meaning set forth in Section 1B.

                  "Note Exchange Agreement" has the meaning set forth in Section 1B.

                  "Note Proportion" mean a fraction, (i) the numerator of which is the LISN Junior Note Amount, and (ii) the denominator of which is the Closing LISN Investor Value.

                  "Objection Notice" has the meaning set forth in Section 1E.

                  "ordinary course" in respect of a Person means the ordinary course of business of such Person, consistent with such Person's past custom and practice, including with respect to quantity, quality and frequency.

                  "Orius" has the meaning set forth in the preamble.

                  "Orius Basket" has the meaning set forth in Section 7B.

                  "Orius Call Agreement" has the meaning given such term in
Section 1B(vi).

                  "Orius Cap" has the meaning set forth in Section 7B.

                  "Orius Class B Common" has the meaning set forth in the Preamble.

                  "Orius Closing Balance Sheet" has the meaning set forth in
Section 1E.

                  "Orius Closing Fully-Diluted Common Share Amount" means the sum, determined immediately prior to the Effective Time, of the following:

                  (i) the aggregate number of outstanding shares of Orius Common Stock, plus

                  (ii) the aggregate number of shares of Orius Common Stock issuable upon conversion of outstanding shares of Orius Series A Preferred, plus

                  (iii) the aggregate number of shares of Orius Common Stock issuable upon conversion of outstanding shares of Orius Series B Preferred, plus

                  (iv) the aggregate number of shares of Orius Common Stock issuable upon conversion of the Orius Convertible Note, plus

                  (v) the aggregate number of shares of Orius Common Stock issuable upon exercise of Orius Warrants, plus

                  (vi) the aggregate number of shares of Orius Common Stock issuable upon exercise of the Existing Orius Options, determined disregarding any restrictions or limitations upon the exercise of such Options, plus

                  (vii) all other shares of Orius Common Stock, if any, which are issuable, directly or indirectly, upon exercise or conversion of, or in exchange for, any other outstanding rights or securities or any other rights or securities issuable, directly or indirectly, in respect of any of the foregoing.

                  "Orius Closing Indebtedness" has the meaning set forth in
Section 1E.

                  "Orius Common" means the Orius Common Stock and the Orius Class B Common, collectively.

                  "Orius Common Stock" has the meaning set forth in the Preamble.

                  "Orius Common Value Per Share" means the quotient determined by dividing (i) the Closing Orius Investor Value by (ii) the Orius Closing Fully-Diluted Common Share Amount.

                  "Orius Continuing Stockholder" or "Orius Continuing Stockholders" shall mean the stockholders of Orius who are listed on Exhibit D, other than the Orius Selling Stockholders.

                  "Orius Convertible Note" means the $1,000,000 Convertible Subordinated Promissory Note issued by Orius to H.I.G. Cable, Inc. on February 26, 1999.

                  "Orius Deductible" has the meaning set forth in Section 7B.

                  "Orius Indemnifying Stockholders" has the meaning set forth in
Section 7B.

                  "Orius Junior Notes" means, collectively, the 12% junior subordinated promissory notes issued by Orius in the form of Exhibit C attached hereto, dated as of the Closing Date, and issued pursuant to this Agreement, including pursuant to any Joinder Agreement, pursuant to the LISN Merger or pursuant to the Investment Agreement, and all junior subordinated promissory notes in the form of Exhibit C hereto which hereafter are issued upon transfer of any of any Orius Junior Note or to evidence unpaid interest which has accrued on any Orius Junior Note; and each such note may be referred to herein as a "Orius Junior Note".

                  "Orius Latest Balance Sheet" has the meaning set forth in
Section 5E.

                  "Orius Leased Real Property" has the meaning given such term in Section 5Y.

                  "Orius Leases" has the meaning given such term in Section 5Y.

                  "Orius Option Spread Value" means, for each Existing Orius Option, the product of (i) the Share Number for such option multiplied by (ii) the excess of Orius Common Value Per Share over the exercise price per share of Orius Common Stock payable to Orius upon exercise of such option, as set forth opposite the name of the holder of such Existing Orius Option on the Orius Optionholders Schedule hereto.

                  "Orius Owned Real Property" has the meaning given such term in
Section 5Y.

                  "Orius Party" or "Orius Parties" have the meaning set forth in
Section 7B.

                  "Orius Put Agreement" has the meaning given such term in
Section 3B.

                  "Orius Selling Stockholders" means H.I.G. Cable Inc., H.I.G. Cable West, Inc., Glenn E. Mullen, Thomas M. Strahan, the Jerry R. Wood and Sabra M. Wood Living Trust, Delores Bonadeo, Joseph Funston, Jon M. Cheverere and Kitty J. Cheverere.

                  "Orius Series A Preferred" has the meaning set forth in the preamble.

                  "Orius Series B Preferred" has the meaning set forth in the preamble.

                  "Orius Stockholder" or "Orius Stockholders" have the meaning set forth in Section 1A.

                  "Orius Stockholders Representative" initially shall be William
G. Mullen.

                  "Orius Transaction" has the meaning set forth in Section 4J.

                  "Orius Warrant" means a warrant agreement, in the form previously delivered to LISN, between Orius and a Person listed on the Orius Warrantholders Schedule hereto, under which such Person is entitled to purchase from Orius shares of Orius Common Stock at the exercise per share set forth opposite such person's name on such Exhibit, which agreement is in full force and effect and exercisable by such Person on the date hereof to acquire up to an aggregate number of shares of Orius Common Stock which, when combined with the aggregate number of shares of Orius Common Stock which are issuable upon exercise of each other Orius Warrant held by such Person, shall not exceed the amount set forth opposite such Person's name on the Orius Stockholders Schedule hereto; and "Orius Warrants" means all of Orius Warrants, collectively.

                  "Other Loss" has the meaning set forth in Section 7B.

                  "Other Plans" has the meaning set forth in Section 5T.

                  "Other Reorganization Agreements" shall mean the Joinder Agreements, the LISN Merger Agreement, the LISN Transmittal Letters, Orius Call Agreements, Orius Put Agreements, the Note Exchange Agreement, the Investment Agreement, the Escrow Agreement, the HIG Put Agreement, the HIG Call Agreement, the Purchase Agreement, the Pledge and Voting Agreements and the Investor Rights Agreement.

                  "Party" or "Parties" has the meaning set forth in the preamble.

                  "Permitted Encumbrances" shall mean with respect to each parcel of Orius Owned Real Property or LISN Owned Real Property (i) statutory liens for current Taxes or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP; (ii) mechanics', carriers', workers', repairers' and similar statutory liens arising or incurred in the ordinary course of business for amounts which are not delinquent and which are not, individually or in the aggregate, material to Orius's or LISN's business, as applicable; (iii) zoning, entitlement, building and other land use regulations imposed by governmental agencies having jurisdiction over the Orius Owned Real Property or LISN Owned Real Property which are not violated by the current use and operation of the Orius Owned Real Property or LISN Owned Real Property; (iv) covenants, conditions, restrictions, easements and other similar matters of record affecting title to the Orius Owned Real Property or LISN Owned Real Property which do not materially impair the occupancy or use of the Orius Owned Real Property or LISN Owned Real Property for the purposes for which it is currently used in connection with Orius's or LISN's business, as applicable; and (v) the Existing Bank Liens.

                  "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Plans" has the meaning set forth in Section 5T.

                  "Preferred Stock Proportion" means 0.90 minus the Note Proportion.

                  "Pro Rata Share" has the meaning set forth in Section 7B.

                  "Purchase Agreement" has the meaning set forth in Section 1B.

                  "Purchase Transaction" has the meaning set forth in Section
1B.

                  "Qualifying Waiver" has the meaning set forth in Section 9A.

                  "Related Person" has the meaning set forth in Section 9A.

                  "Release" shall have the meaning set forth in CERCLA.

                  "Representatives" means at the time of determination thereof, collectively, the LISN Shareholders Representative, the Investor Representative and the Orius Stockholders Representative at such time.

                  "Restricted Securities" means (i) shares of Orius Common and shares of Series C Participating Preferred issued pursuant to this Agreement or any of the agreements contemplated hereby, (ii) the shares of Orius Common Stock held by the Orius Stockholders as of the date hereof and retained by such Persons through the Closing, (iii) the Orius Junior Notes issued hereunder, and
(iv) any securities issued or exchanged with respect to the securities referred to in clauses (i), (ii) and (iii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in Section 10C have been delivered by Orius in accordance with Section
10C or Section 7E Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from Orius, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in Section10C.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

                  "Securities Only Junior Note Consideration Per Old Common Share" means (i) the product of (A) Orius Common Value Per Share, multiplied by
(B) the Note Proportion.

                  "Securities Only Preferred Consideration Per Old Common Share" means (i) the product of (A) Orius Common Value Per Share, multiplied by (B) the Preferred Stock Proportion, divided by (ii) $1,000 (i.e., the Series C Liquidation Value per share of Series C Participating Preferred, as defined in Exhibit A hereto).

                  "Senior Debt Financing" has the meaning set forth in Section
2T.

                  "Senior Subordinated Debt Financing" has the meaning set forth in Section 2L.

                  "Series C Participating Preferred" has the meaning set forth in Section 1A.

                  "Service Certifications" has the meaning set forth in Section 5H.

                  "Share Number" for any Orius Warrant or any Existing Orius Option means the number of shares of Orius Common Stock issuable upon exercise of such warrant or option as of the Effective Time, which number shall not exceed (i) in the case of an Orius Warrant, the number set forth opposite the name of the holder of such Orius Warrant on the Orius Warrantholders Schedule hereto as the number of shares of Orius Common Stock issuable upon exercise of such Orius Warrant, less the aggregate number of shares of Orius Common Stock, if any, issued upon exercise of such Orius Warrant on or after the date hereof and at or prior to the Effective Time, and (ii) in the case of an Existing Orius Option, the number set forth opposite the name of the holder of such Existing Orius Option on the Orius Optionholders Schedule hereto as the number of shares of Orius Common Stock issuable upon exercise of such Existing Orius Option, less the aggregate number of shares of Orius Common Stock, if any, issued upon exercise of such Existing Orius Option on or after the date hereof and at or prior to the Effective Time.

                  "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that

Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

                  "Tax" or "Taxes" means federal, state, county, local, foreign or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

                  "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

                  "Third Party Losses" has the meaning set forth in Section 7B.

                  "Treasury Regulations" means the United States Treasury Regulations promulgated under the Code, and any reference to any particular Treasury Regulation section shall be interpreted to include any final or temporary revision of or successor to that section regardless of how numbered or classified.

                  "Unsatisfied Condition" has the meaning set forth in Section
9A.

                  "Vanke Shares" means (i) prior to the Vanke Exchange, the 56,746.90 shares of LISN common stock held by Donald J. Vanke subject to repurchase by LISN pursuant to Section 2.2(d) of the LISN Recapitalization Agreement, and (ii) upon and after the Vanke Exchange, the shares of LISN Class C Common issued in the Vanke Exchange.

                  "Willis Stein" means Willis Stein & Partners II, L.P. and Willis Stein & Partners Dutch, L.P., collectively.

                  Section 9.  Termination.

                  9A. Conditions of Termination. This Agreement may be terminated at any time prior to the Closing:

                  (i) by the mutual written consent of Orius and LISN;

                  (ii) by the LISN Shareholder Representative or the Investor Representative if there has been a material misrepresentation, material breach of warranty or material breach of a covenant by Orius or any Orius Stockholder in the representations and warranties or covenants set forth in this Agreement or the Schedules and Exhibits attached hereto, including without limitation in any Joinder

Agreement, the Purchase Agreement, the HIG Put Agreement, the HIG Call Agreement, any of the Orius Put Agreements or any of the Orius Call Agreements, which in the case of any breach of covenant, has not been cured within ten days after written notification thereof by the LISN Shareholder Representative or the Investor Representative to Orius and the Orius Stockholders Representative;

                  (iii) by Orius and the Orius Stockholders Representative if there has been a material misrepresentation, material breach of warranty or material breach of covenant by LISN or the LISN Shareholders in the representations and warranties or covenants set forth in this Agreement or the Schedules and Exhibits attached hereto, or by LISN in the Purchase Agreement, the HIG Put Agreement, the HIG Call Agreement, any of the Orius Put Agreements or any of the Orius Call Agreements, which in the case of any breach of covenant has not been cured within ten days after written notification thereof by Orius and the Orius Stockholders to the LISN Shareholder Representative;

                  (iv) if as of the expiration of the fifteen day period commencing on the date hereof, either LISN or the LISN Shareholders Representative has not received from Orius a written notice, in form and substance reasonably satisfactory to LISN and the LISN Shareholders Representative (accompanied by such evidence as to its contents as LISN or the LISN Shareholders Representative may reasonably request) certifying that as of such time;

                           (a) each Orius Stockholder (other than HIG) has executed and irrevocably delivered to the Orius Stockholders Representative a Joinder Agreement and/or an Orius Call Agreement, pursuant to which such Orius Stockholder has agreed to deliver to Orius, either at the Closing pursuant to such Joinder Agreement or upon exercise by Orius of its rights pursuant to Orius Call Agreement, each share of Orius Common Stock set forth opposite its name on the Orius Stockholders Schedule hereto, and such shares comprise all of the equity interests that such Orius Stockholder holds or is entitled to in Orius (other than Existing Orius Options), and each Orius Warrantholder has executed and irrevocably delivered to Orius a Joinder Agreement with respect to Orius Warrants exercisable in the aggregate for the number of shares of Orius Common Stock set forth opposite its name on the Orius Warrantholders Schedule attached hereto and such Orius Warrants comprise all of the equity interests that such Orius Warrantholder holds or is entitled to in Orius, and there are no outstanding shares of Orius Common Stock and no outstanding Orius Warrants which are not subject to the terms of such an executed Joinder Agreement or Orius Call Agreement;

                  (b) HIG Cable has executed and irrevocably delivered the Purchase Agreement to Purchaser and HIG West has executed and irrevocably delivered the HIG Put Agreement and HIG Call Agreement to Purchaser, and each of such agreements is in full force and effect; and

                           (c) each Orius Stockholder other than HIG has delivered to the Orius Stockholders Representative the certificates representing the shares of Orius Common Stock held by such Person, duly endorsed as required for delivery to Orius as described in the Joinder Agreement or Orius Call Agreement executed by such Orius Stockholder and relating to such shares (except to the extent that such Person has executed and delivered to the Orius Stockholders Representative a lost certificate affidavit and indemnity in the form of Exhibit X hereto in respect of such shares), and each of the Orius Stockholders, other than the Orius Selling Stockholders, has delivered to the Orius Stockholders Representative a counterpart signature page to the Investor Rights Agreement;

                  (v) by the LISN Shareholder Representative, the Investor Representative or the Orius Stockholders Representative if the transactions contemplated hereby have not been consummated by December 22, 1999 provided that neither the Person electing termination pursuant to this Section 9A(iv), or any Related Person in respect of such Person, is in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the Schedules and Exhibits attached hereto (including without limitation the Purchase Agreement, a Joinder Agreement, the Put Agreement or the Call Agreement) which has caused a closing condition to the obligations of LISN set forth in Section 2 (in the case of a breach by the Orius Stockholders Representative, Orius or any Orius Stockholder) or of Orius set forth in Section 3 (in the case of any breach by the LISN Shareholder Representative, LISN or any LISN Shareholder), to be unsatisfied. For purposes of the foregoing, "Related Person"in respect of the LISN Shareholder Representative or the Investor Representative means any of the LISN Shareholders and LISN, and in respect of the Orius Stockholders Representative means any of Orius and the Orius Stockholders.

Notwithstanding the immediately preceding clause, if a Representative or any of its Related Persons has unintentionally breached this Agreement and such breach has prevented the consummation of the transactions contemplated hereby, such party may terminate this Agreement pursuant to this Section 9(A)(iv) if (i) such Representative and its Related Persons who are in breach (the "Breaching Party"), promptly upon becoming aware of such breach, delivers to LISN, Orius and the other Representatives a written notice (a "Breach Notice") describing in reasonable detail such breach (the "Identified Breach"), specifying the condition described above which, because of such breach, will not be satisfied (the "Unsatisfied Condition"), requesting that the Persons whose obligations are subject to the Unsatisfied Condition deliver to the Breaching Party a Qualified Waiver of the Unsatisfied Condition, and confirming that if such Persons deliver such a waiver and consummate the transactions contemplated hereby such Persons delivering such waiver shall be entitled to indemnification pursuant to Section 7B above in respect of such Identified Breach, and (ii) such other Persons fail to deliver to the Breaching Party a Qualifying Waiver (as defined below) within 5 business days after receiving such Breach Notice, the Breaching Party shall thereafter be permitted to terminate this Agreement pursuant to this Section 9A(iv). For purposes hereof, a "Qualifying Waiver" in respect of a Breach Notice is an agreement to waive the Unsatisfied Condition described therein to the extent that it remains unsatisfied solely due to the Identified Breach described therein.

                  9B. Effect of Termination. In the event of termination of this Agreement by either the LISN Shareholder Representative or Orius and the Orius Stockholders Representative as provided above, this Agreement shall forthwith become void and of no further force and effect, except that (i) the covenants and agreements set forth in Section 10S. Section 7F, Section 7G and Section 10N shall survive such termination until the applicable statute of limitations runs,
(ii) nothing in Section 9A or this Section 9B shall be deemed to release any Person from any liability for any breach by such Person of the terms and provisions of this Agreement prior to such termination or to impair the right of any Person to compel specific performance by another Person of its obligations under this Agreement, except that no Person shall be liable to any other Person for any damages arising out of such breach, other than for such other Person's out-of-pocket costs and expenses incurred in connection with the transactions contemplated by this Agreement (including fees and expenses of legal counsel, accountants, investment bankers and other representatives and consultants) unless such breach was wilful. Notwithstanding anything herein to the contrary, in the event that the LISN Representative or the Investor Representative elects to terminate this Agreement pursuant to
Section 9A(iv) above, Orius shall, within three business days of receiving notice from such Person of the aggregate amount of Bridge Financing Expenses incurred by LISN and its Affiliates, pay to LISN by wire transfer of immediately available funds the amount of such Bridge Financing Expenses. For purposes hereof, "Bridge Financing Expenses" means the aggregate amount of fees and out-of-pocket expenses paid or owing by LISN pursuant to the Bridge Loan Commitment Letter.

                  Section 10. Miscellaneous.

                  10A. Fees and Expenses. Each Party shall pay all of its own fees and expenses (including fees and expenses of legal counsel, accountants, investment bankers and other representatives and consultants) in connection with this Agreement and the consummation of the transactions contemplated hereby. If any legal action or other proceeding relating to this Agreement, the agreements contemplated hereby, the transactions contemplated hereby or thereby or the enforcement of any provision of this Agreement or the agreements contemplated hereby is brought against any Party, the prevailing Party in such action or proceeding shall be entitled to recover all reasonable expenses relating thereto (including attorneys' fees and expenses) from the Party against which such action or proceeding is brought in addition to any other relief to which such prevailing Party may be entitled.

                  10B. Remedies. The Parties shall have all rights and remedies set forth in this Agreement and all rights and remedies which the Parties have been granted at any time under any other agreement or contract executed in connection with the transactions contemplated hereby and, with respect to any additional rights the Parties may have against Orius, all of the rights which the Parties have under applicable law. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter.

                  10C. Transfer of Restricted Securities.

                  (i) Restricted Securities are transferable only pursuant to
(a) public offerings registered under the Securities Act, (b) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available and (c) subject to the conditions specified in subparagraph (ii) below, any other legally available means of transfer.

                  (ii) In connection with the transfer of any Restricted Securities (other than a transfer described in clause (a) or (b) of subparagraph
(i) above), the holder thereof shall deliver written notice to Orius describing in reasonable detail the transfer or proposed transfer, together with an opinion of Kirkland & Ellis, Akerman, Senterfitt & Eidson, White and Williams LLP or other counsel which (to Orius's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to Orius an opinion of Kirkland & Ellis, Akerman, Senterfitt & Eidson, White and Williams LLP or such other counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, Orius shall promptly upon such contemplated transfer deliver new certificates or instruments, as the case may be, for such Restricted Securities which do not bear the Securities Act legend set forth in Section 10C(v) below. If Orius is not required to deliver new certificates or instruments, as the case may be, for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to Orius in writing its agreement to be bound by the conditions contained in this Section 10C(ii) and Section 10C(v) below.

                  (iii) Upon the request of a holder of Restricted Securities, Orius shall promptly supply to such holder or such holder's prospective transferees all information regarding Orius required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities and Exchange Commission.

                  (iv) If any Restricted Securities become eligible for sale pursuant to Rule 144(k), Orius shall, upon the request of the holder of such Restricted Securities, remove the legend set forth in Section 10C(v) from the certificates or instruments, as the case may be, representing such Restricted Securities.

                  (v) Each certificate or instrument representing Restricted Securities shall be imprinted with a legend in substantially the following form:

                  "The Securities represented hereby have not been registered under the Securities Act of 1933, as amended, or under any state securities laws. Neither this security nor any portion hereof or interest herein may be sold, assigned, transferred, pledged or otherwise disposed of unless the same is registered under said Act and applicable state securities laws or unless an exemption from such registration is available and the issuer hereof (the "Company") will have received evidence of such exemption reasonably satisfactory to the Company."

                  10D. Consent to Amendments. This Agreement may be amended, or any provision of this Agreement may be waived; provided that any such amendment or waiver shall be binding upon Orius or LISN if and only if set forth in a writing executed by Orius or LISN, respectively, and referring specifically to the provision alleged to have been amended or waived, any such amendment or waiver shall be binding upon the Orius Stockholders if and only if set forth in a writing executed by the Orius Stockholders Representative and referring specifically to the provision alleged to have been amended or waived, and any such amendment or waiver shall be binding upon the LISN Shareholders or the Investors if and only if set forth in a writing executed by the LISN Shareholders Representative and the Investor Representative and referring specifically to the provision alleged to have been amended or waived. No course of dealing between or among the Parties shall be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Party under or by reason of this Agreement.

                  10E. Successors and Assigns.

                  (i) This Agreement and all covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the Parties hereto, shall bind and inure to the benefit of the respective successors and permitted assigns of the Parties hereto whether so expressed or not, except that prior to the Closing neither this Agreement nor any of the covenants and agreements herein or rights, interests or obligations hereunder may be assigned or delegated by any Orius Stockholder, or assigned or delegated by Orius, without the prior written consent of LISN and the LISN Shareholder Representative, prior to the Closing neither this Agreement nor any of the covenants and agreements herein or rights, interests or obligations hereunder may be assigned or delegated by any LISN Shareholder, or assigned or delegated by LISN, without the prior written consent of Orius and the Orius Stockholders Representative, and after the Closing neither this Agreement nor any of the covenants and agreements herein or rights, interests or obligations hereunder may be assigned or delegated by any of such Persons without the prior written consent of Orius. In connection with any such assignment, the assigning Person shall cause the prospective assignee to execute and deliver to the Parties a counterpart to this Agreement, and to each other agreement contemplated hereby to which such assigning Person is or is contemplated hereby or thereby be a party, and an acknowledgment by such Person agreeing to be bound by all terms and provisions hereof and thereof in the same manner and to the same extent as the assigning party was bound thereby prior to such assignment. Notwithstanding the foregoing, any Person entitled to indemnity rights pursuant to Section 7 may assign such Person's rights to indemnification under Section 7 of this Agreement to any lender to Orius or any of its Subsidiaries as collateral security.

                  (ii) Orius and its Subsidiaries, and any Orius Stockholder or LISN Shareholder may assign this Agreement and its rights and obligations hereunder in connection with a merger or consolidation involving Orius or any of its Subsidiaries or in connection with a sale of stock or assets of Orius or any of its Subsidiaries or other disposition of Orius or any of its Subsidiaries.

                  10F. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by, illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  10G. Counterparts. This Agreement may be executed simultaneously in counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same Agreement.

                  10H. Descriptive Headings; Interpretation. The headings and captions used in this Agreement and the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized terms used in any Schedule or Exhibit attached hereto and not otherwise defined therein shall have the meanings set forth in this Agreement. The use of the word "including" herein shall mean "including without limitation." The Parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty or covenant. Each reference to "Orius" or "LISN" herein shall be deemed to be a reference to such Person and its predecessors, collectively.

                  10I. Entire Agreement. This Agreement and the agreements and documents referred to herein contain the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings whether written or oral, relating to such subject matter in any way.

                  10J. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their permitted successors and assigns and nothing herein expressed or implied shall give or be construed to give any Person, other than the Parties and such permitted successors and assigns, any legal or equitable rights hereunder.

                  10K. Schedules. No exceptions to any representations or warranties disclosed on one Schedule shall constitute an exception to any other representations or warranties made in this Agreement unless the substance of such exception is disclosed as provided herein on each such other applicable Schedule or a specific cross-reference to a disclosure on another Schedule is made.

                  10L. Cooperation on Tax Matters. The Parties shall cooperatefully, as and to the extent reasonably requested by each Party and at the requesting Party's expense, in connection with any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon any Party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Parties agree (i) to retain all books and records with respect to Tax matters pertinent to Orius and its Subsidiaries and LISN and its Subsidiaries relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by any Party, any extensions thereof) applicable to such taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (ii) to give each Party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if any Party so requests, the LISN Shareholders, Orius or the Orius Stockholders, as the case may be, shall allow such party to take possession of such books and records.

                  10M. Schedules and Exhibits. All Schedules and Exhibits attached hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.

                  10N. Governing Law; Jurisdiction and Venue; Service of Process; Waiver of Right to Jury Trial.

                  (i) The law of the State of Florida shall govern all issues and questions concerning the relative rights and obligations of Orius and the holders of its equity securities. All other issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the Schedules and Exhibits hereto (including the Joinder Agreements, the Put Agreements, the Call Agreements, the Note Exchange Agreement, the Purchase Agreement and the Investment Agreement) shall be governed by, and construed in accordance with, the laws of the State of Illinois without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois. In furtherance of the foregoing, the internal law of the State of Illinois shall control the interpretation and construction of this Agreement (and all Schedules and Exhibits hereto, including the Joinder Agreements, the Put Agreements (other than the HIG Put Agreement), the Call Agreements (other than the HIG Call Agreement), the Note Exchange Agreement, the Purchase Agreement and the Investment Agreement), even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

                  (ii) EACH OF THE PARTIES HERETO, AND EACH OF THE ORIUS STOCKHOLDERS, THE LISN SHAREHOLDERS AND THE INVESTORS, BY EXECUTING ANY OF THE JOINDER AGREEMENTS, PUT AGREEMENTS, CALL AGREEMENTS, PURCHASE AGREEMENT, NOTE EXCHANGE AGREEMENT, INVESTMENT AGREEMENT OR LISN TRANSMITTAL LETTER (COLLECTIVELY, THE "CONSENTING PARTIES", AND EACH INDIVIDUALLY A "CONSENTING PARTY"), IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURTS OF THE NORTHERN DISTRICT OF ILLINOIS, AND THE STATE COURTS OF COOK COUNTY, ILLINOIS, FOR ANY LEGAL ACTION, SUIT, OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, INCLUDING WITHOUT LIMITATION ANY OF THE JOINDER AGREEMENTS, PUT AGREEMENTS, CALL AGREEMENTS, PURCHASE AGREEMENT, NOTE EXCHANGE AGREEMENT OR INVESTMENT AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY ANY OF SUCH AGREEMENTS, AND AGREES THAT ANY SUCH ACTION, SUIT, OR PROCEEDING MAY BE BROUGHT ONLY IN SUCH COURTS, PROVIDED THAT THIS SECTION SHALL NOT PREVENT ANY CONSENTING PARTY FROM SEEKING TO ENFORCE ANY JUDGMENT IN ANY OTHER COURT. EACH OF THE CONSENTING PARTIES FURTHER WAIVES ANY OBJECTION TO THE LAYING OF VENUE FOR ANY SUCH SUIT ACTION, OR PROCEEDING IN SUCH COURTS AND

AGREES NOT TO ASSERT ANY DEFENSE OF LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS IN CONNECTION WITH ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (iii) EACH CONSENTING PARTY AGREES TO ACCEPT AND ACKNOWLEDGE SERVICE OF ANY AND ALL PROCESS THAT MAY BE SERVED, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED BY THE FEDERAL COURTS OF THE NORTHERN DISTRICT OF ILLINOIS, IN ANY SUIT, ACTION, OR PROCEEDING. EACH CONSENTING PARTY AGREES THAT ANY SERVICE OF PROCESS UPON IT MAILED BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, OR BY REPUTABLE OVERNIGHT COURIER SERVICE, TO SUCH CONSENTING PARTY, OR TO THE REPRESENTATIVE OF SUCH CONSENTING PARTY APPOINTED PURSUANT TO THIS AGREEMENT, A JOINDER AGREEMENT, A PUT AGREEMENT, A CALL AGREEMENT, THE NOTE EXCHANGE AGREEMENT OR THE INVESTMENT AGREEMENT, AT THE ADDRESS PROVIDED IN EXHIBIT D OF THIS AGREEMENT SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH CONSENTING PARTY IN ANY SUCH SUIT, ACTION, OR PROCEEDING, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY THE CONSENTING PARTIES TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO THE COMPANY AT ITS ADDRESS PROVIDED HEREIN, EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS (UNLESS THE COMPANY IS THE PARTY SO SERVED AND IS NOT OTHERWISE SERVED). TO THE EXTENT PERMITTED BY LAW, IF ANY REPRESENTATIVE OR AGENT APPOINTED BY A CONSENTING PARTY REFUSES TO ACCEPT SERVICE, THE CONSENTING PARTY HEREBY AGREES THAT SERVICE UPON SUCH AGENT, REPRESENTATIVE OR CONSENTING PARTY BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                  (iv) EACH CONSENTING PARTY ON BEHALF OF ITSELF, ITS SUCCESSORS AND ASSIGNS, HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (v) EACH OF THE CONSENTING PARTIES AGREES THAT THIS SECTION 10O IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGES THAT THE OTHER CONSENTING PARTIES WOULD NOT ENTER INTO THIS AGREEMENT OR THE OTHER AGREEMENTS CONTEMPLATED HEREBY IF THIS SECTION 10O WERE NOT PART OF THIS AGREEMENT.

                  10O. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) upon machine-generated acknowledgment of receipt after transmittal by facsimile if so acknowledged to have been received before 5:00 p.m. on a business day at the location of receipt and otherwise on the next following business day, provided in each such notice, demand or other communication is also deposited within 24 hours thereafter with a reputable overnight courier service (charges prepaid) for delivery to the same Person, or (iv) five days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each LISN Shareholder and such Orius Stockholder at the address indicated on the LISN Transmittal Letter or the Joinder Agreements executed and delivered by such LISN Shareholder or such Orius Stockholder, respectively, and to Orius, the Representatives, Orius and LISN, as the case may be, at the addresses indicated below, or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

         Orius and Merger Sub (prior to the Closing):

         Orius Corp.
         1401 Forum Way, Suite 400
         West Palm Beach, Florida  33401
         Attn:  Chief Executive Officer
         Phone:           (561) 687-8300
         Facsimile:       (561) 687-8080

         with a copy to:
         (which shall not constitute notice to Orius)

         Akerman, Senterfitt & Eidson, P.A.
         450 East Las Olas Boulevard
         Fort Lauderdale, Florida  33301
         Attn: Donn A. Beloff
         Phone:            (954) 463-2700
         Facsimile:        (954) 463-2224

         and

         H.I.G. Capital Management, Inc.
         1001 Brickell Bay Dr.  Suite 2708
         Miami, FL 33131
         Attn:    Douglas Berman
         Phone:            (305) 379-2322
         Facsimile:        (305) 379-2013

         and

         White and Williams LLP
         1800 One Liberty Place
         Philadelphia, PA  19103-7395
         Attn: M. Melvin Shralow
         Phone:            (215) 864-6270
         Facsimile:        (215) 864-7123

         Orius and Merger Sub (after the Closing):

         Orius Corp.
         1401 Forum Way, Suite 400
         West Palm Beach, Florida  33401
         Attn:  Chief Executive Officer
         Phone:            (561) 687-8300
         Facsimile:        (561) 687-8080

         with copies to:
         (which shall not constitute notice to Orius)

         Willis Stein & Partners II, L.P.
         227 West Monroe, Ste. 4300
         Chicago, Illinois 60606
         Attn:  Robert C. Froetscher
         Phone:            (312) 422-2400
         Facsimile:        (312) 422- 2424

         and:

         Kirkland & Ellis
         200 East Randolph Drive
         Chicago, Illinois 60601
         Attn:  John A. Weissenbach
                   Michael L. Newquist
         Phone:            (312) 861-2000
         Facsimile:        (312) 861-2200

         Orius Stockholders Representative:

         William G. Mullen
         c/o Orius Corp.
         1401 Forum Way, Suite 400
         West Palm Beach, Florida  330401
         Attn: Chief Executive Officer
         Phone:            (561) 687-8300
         Facsimile:        (561) 687-8080
with a copy to:

         (which shall not constitute notice to the Orius Stockholders Representative)

         White and Williams LLP
         1800 One Liberty Place
         Philadelphia, PA  19103-7395
         Attn: M. Melvin Shralow
         Phone:            (215) 864-6270
         Facsimile:        (215) 864-7123

         LISN (prior to the Closing):

         LISN Holdings, Inc.
         1240 Park Avenue
         Amherst, Ohio  44001
         Attn: Donald J. Vanke
         Phone:            (440)
         Facsimile:        (440) 984-2515

         with copies to:
         (which shall not constitute notice to LISN)

         Willis Stein & Partners II, L.P.
         227 West Monroe, Ste. 4300
         Chicago, Illinois 60606
         Attn:  Robert C. Froetscher
         Phone:            (312) 422-2400
         Facsimile:        (312) 422- 2424

         and:

         Kirkland & Ellis
         200 East Randolph Drive
         Chicago, Illinois 60601
         Attn:  John A. Weissenbach
                   Michael L. Newquist
         Phone:            (312) 861-2000
         Facsimile:        (312) 861-2200

         LISN Shareholder Representative:

         Willis Stein & Partners II, L.P.
         227 West Monroe, Ste. 4300
         Chicago, Illinois 60606
         Attn:  Robert C. Froetscher
         Phone:            (312) 422-2400
         Facsimile:        (312) 422- 2424

         with copy to:
         (which shall not constitute notice to the LISN Shareholder
          Representative)

         Kirkland & Ellis
         200 East Randolph Drive
         Chicago, Illinois 60601
         Attn:  John A. Weissenbach
                   Michael L. Newquist
         Phone:            (312) 861-2000
         Facsimile:        (312) 861-2200

                  10P. No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.



                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement and Plan of Reorganization on the date first written above.

                                   THE COMPANY:

                                        ORIUS CORP.


                                        By: /s/ WILLIAM J. MERCURIO
                                            ---------------------------
                                        Its:
                                            ---------------------------

                                   MERGER SUB:

                                        ORIUS MERGER SUB, INC.


                                        By: /s/ WILLIAM J. MERCURIO
                                            ---------------------------
                                        Its:
                                            ---------------------------

                                   LISN:

                                        LISN HOLDINGS, INC.


                                        By:  /s/ DONALD J. VANKE
                                            ---------------------------
                                        Its: President
                                            ---------------------------









         [End of Signature Page to Agreement and Plan of Reorganization]

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


Michael L. Wallace
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
MICHAEL L. WALLACE
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  1947 S. Carolina Ave. NE
          ------------------------------        --------------------------------
          St. Petersburg, FL 33702
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


DONALD K. VETTER                                Not an Accredited Investor
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ DONALD K. VETTER
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  230 New Ballwin Rd.
          ------------------------------        --------------------------------
          Ballwin, Mo. 63021
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                               SIGNATURE PAGE TO


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


D. BLAYNE SCHORR                                 Not an Accredited Investor
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ D. BLAYNE SCHORR
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------

Address:      1105 W. Edgewood
          ------------------------------        --------------------------------
              Friendswood, TX 77546
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------



IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


JOSEPH RUDIN JR.                                Not an Accredited Investor
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ JOSEPH RUDIN JR.
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  2199 Oberhelman Rd.
          ------------------------------        --------------------------------
          Foristell, Mo. 63348
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                               SIGNATURE PAGE TO


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


JAMES FRED ROBERTSON
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ JAMES FRED ROBERTSON
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------

Address:      4361 Yorkshire Ct.
          ------------------------------        --------------------------------
              Loganville, GA  30652
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------



IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

See Attached Share Identification Rider to Joinder Agreement.

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------



----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:


WILLIAM GERARD MULLEN TRUST
----------------------------------------
          Name of Entity

/s/ WILLIAM GERARD MULLEN TRUST
----------------------------------------
          Signature


Print Name: WILLIAM MULLEN
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: ###-##-####
                  ----------------------

Telephone Number: 561-687-8300
                 -----------------------

Address:  1401 Forum Way
         -------------------------------
          Suite 400
         -------------------------------
          West Palm Beach FL 33401
         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

See Attached Share Identification Rider to Joinder Agreement.

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


ROBERT M. MULLER
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ ROBERT M. MULLER
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  320 23rd Ave
          ------------------------------        --------------------------------
          Moline IL 61265
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

See Attached Share Identification Rider to Joinder Agreement.

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


DAVID F. MAI
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ DAVID F. MAI
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  1189 Cunningham Creek Dr.
          ------------------------------        --------------------------------
          Jacksonville, FL 32259
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

See Attached Share Identification Rider to Joinder Agreement.

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


WILLIAM J. JONES                                Not an Accredited Investor.
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ WILLIAM J. JONES
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:   4156 S.E. Westfield St.
          ------------------------------        --------------------------------
           Stuart, FL 34997
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


RODNEY JAMES JOHNSON
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ RODNEY JAMES JOHNSON
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  310 Iron Mounthain
          ------------------------------        --------------------------------
          Lake Oswego Oregon
          ------------------------------        --------------------------------
          97034
          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


P. NICHOLAS JOHNSON
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ P. NICHOLAS JOHNSON
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  14000 Goodall Rd.
          ------------------------------        --------------------------------
          Lake Oswego, Dr 97034
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


DOUGLAS HOFFMAN
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
// DOUGLAS HOFFMAN
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  401 De Clark St.
          ------------------------------        --------------------------------
          Beaver Dam, WI 53916
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

See Attached Share Identification Rider to Joinder Agreement.

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


RAYMOND L. GALTELLI
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ RAYMOND L. GALTELLI
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  5312 Graycliff Dr.
          ------------------------------        --------------------------------
          Greensboro, NC 27406
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

See Attached Share Identification Rider to Joinder Agreement.

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


JEFFERY J. EBERSOLE
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ JEFFERY J. EBERSOLE
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  W 4637 Cty Rd. EH
          ------------------------------        --------------------------------
          Elkhart Lake, WI 53020
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


DENNIS L. DIXON                                  Not an Accredited Investor.
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ DENNIS L. DIXON
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  1867 Tower Place
          ------------------------------        --------------------------------
          Snellville, Georgia 30078
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------



----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:


Czarnicki Irrevocable Trust
----------------------------------------
          Name of Entity

John E. Gomolchail
----------------------------------------
          Signature


Print Name: JOHN E. GOMOLCHAIL
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: Applied for
                  ----------------------

Telephone Number: 814-864-4550
                 -----------------------

Address:  3854 Walker Blvd
         -------------------------------
          Erie PA 16509
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

See Attached Share Identification Rider to Joinder Agreement.

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


BERNARD CZARNECKI
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ BERNARD CZARNECKI
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  12109 W. Lake Rd.
          ------------------------------        --------------------------------
          E. Springfield PA. 16411
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

See Attached Share Identification Rider to Joinder Agreement.

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


KENNETH CHILDRESS
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ KENNETH CHILDRESS
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  921 Ferngate Lane
          ------------------------------        --------------------------------
          Creve Coeur, MO 63141
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

See Attached Share Identification Rider to Joinder Agreement.

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


STEVEN E. CASEY                                   Not An Accredited Investor
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ STEVEN E. CASEY
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  4138 Pine Crest Trail
          ------------------------------        --------------------------------
          Houston, TX 77059
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


                                                Not an Accredited Investor
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:


Elizabeth Bonadeo Gift Trust
----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name: Larry Bonadeo
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: 65-6282519
                  ----------------------

Telephone Number: 561-751-0156
                 -----------------------

Address:  6953 S.W. Cinnamon Ct.
         -------------------------------
          Stuart FL 34997
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

See Attached Share Identification Rider to Joinder Agreement.

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


                                                 Not an Accredited Investor.
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:


Domonic Bonadeo Gift Trust
----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name: Larry Bonadeo
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: 65-6252820
                  ----------------------

Telephone Number: 561-781-0156
                 -----------------------

Address: 6983  S.W. Cinnamon Ct.
         -------------------------------
         Stuart, FL 34997
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE COMMON OR BY PERSON(S) AUTHORIZED TO
BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED
HEREWITH.)

See Attached Share Identification Rider to Joinder Agreement.

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


                                                Not an Accredited Investor
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:


Cassie Bonadeo Gift Trust
----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name: Larry Bonadeo
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: 65-6282521
                  ----------------------

Telephone Number: 561-781-0186
                 -----------------------

Address:  6938 S.W. Cinnamon Ct.
         -------------------------------
          Stuart FL 34997
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

See Attached Share Identification Rider to Joinder Agreement.

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


                                                Not an Accredited Investor
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:


Anthony Bonadeo Gift Trust
----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name: Larry Bonadeo
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: 65-6282818
                  ----------------------

Telephone Number: 561-781-0186
                 -----------------------

Address:  6983 S.W. Cinnamon Ct.
         -------------------------------
          Stuart, FL 34997
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

See Attached Share Identification Rider to Joinder Agreement.

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


                                                 Not an Accredited Investor.
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:


ANGELO BONADEO GIFT TRUST
----------------------------------------
          Name of Entity

/s/ LARRY BONADEO TRUSTEE
----------------------------------------
          Signature


Print Name: LARRY BONADEO
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: 65-6282817
                  ----------------------

Telephone Number: 561-781-0186
                 -----------------------

Address:  6983 S. W. Cinnamon CT
         -------------------------------
          Stuart FL 34997
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

See Attached Share Identification Rider to Joinder Agreement.

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


Larry Bonadeo
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:   6983 S. W. Cinnamon Ct.
          ------------------------------        --------------------------------
           Stuart, FL 34997
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

See Attached Share Identification Rider to Joinder Agreement.

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


FRANK. O. BACK
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ FRANK O. BACK
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  1221 Franklin St.
          ------------------------------        --------------------------------
          Bronson, MI 49028
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


ROBERT M. APGAR
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ ROBERT M. APGAR
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  3902 Majestic Trail
          ------------------------------        --------------------------------
          Houston, TX 77059
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


GLYNDA J. APGAR
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ GLYNDA J. APGAR
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  3902 Majestic Trail
          ------------------------------        --------------------------------
          Houston TX 77059
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                    SIGNATURE


     JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS WARRANTS


SIGN HERE


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as applicable, as well as the terms and agreements above, and makes the representations and warranties set forth above.


IF THE UNDERSIGNED IS AN INDIVIDUAL:




----------------------------------------
          Print Name




----------------------------------------
          Signature

Address:
          ------------------------------

          ------------------------------

          ------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


PNC Bank National Association
----------------------------------------
          Name of Entity

/s/ JAMES A. FINK
----------------------------------------
          Signature


Print Name: James A. Fink
           -----------------------------

Title: Managing Director
      ----------------------------------

Taxpayer I.D. No.: 22-1146430
                  ----------------------

Telephone Number:  412-762-8746
                 -----------------------

Address: One PNC Plaza
         -------------------------------
         249 Fifth Avenue
         -------------------------------
         Pittsburgh, PA 15222-2707
         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON ORIUS WARRANT(S) OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY ORIUS WARRANT(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                    SIGNATURE


     JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS WARRANTS


SIGN HERE


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as applicable, as well as the terms and agreements above, and makes the representations and warranties set forth above.


IF THE UNDERSIGNED IS AN INDIVIDUAL:




----------------------------------------
          Print Name




----------------------------------------
          Signature

Address:
          ------------------------------

          ------------------------------

          ------------------------------


IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:


Merrill Lynch Capital Corporation
----------------------------------------
          Name of Entity

/s/ CHRISTOPHER K. STOUT
----------------------------------------
          Signature


Print Name: Christopher K. Stout
           -----------------------------

Title:  Vice President
      ----------------------------------

Taxpayer I.D. No.:  13-3176980
                  ----------------------

Telephone Number: (212) 449-0982
                 -----------------------

Address: World Financial Center
         -------------------------------
         North Tower
         -------------------------------
         New York, NY 10281-1329
         -------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON ORIUS WARRANT(S) OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY ORIUS WARRANT(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------



----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:


MAGNETITE ASSET INVESTORS L.L.C.
----------------------------------------
          Name of Entity

/s/ Dennis M. Schaney
----------------------------------------
          Signature
By: Black Rock Financial Management Inc.,
    as Managing Member

Print Name: DENNIS M. SCHANEY
           -----------------------------

Title: Managing Director
      ----------------------------------

Taxpayer I.D. No.: 13-4037650
                  ----------------------

Telephone Number: (212) 754-5316
                 -----------------------

Address:  c/o BlackRock Financial Management, Inc.
         -------------------------------
          345 Park Ave., 29th Floor
         -------------------------------
          New York, NY 10154
         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------



----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:


HELLER FINANCIAL, INC.
----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name: ROBERT M. REEG
           -----------------------------

Title: Assistant Vice President
      ----------------------------------

Taxpayer I.D. No.: 36-1208070
                  ----------------------

Telephone Number: 312-441-6855
                 -----------------------

Address: 500 W. Monroe
         -------------------------------
         Chicago, IL 60661
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------



----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:


ANTARES CAPITAL CORPORATE
----------------------------------------
          Name of Entity

/s/ David K. Swanson
----------------------------------------
          Signature


Print Name: DAVID K. SWANSON
           -----------------------------

Title: Director
      ----------------------------------

Taxpayer I.D. No.: 36-4088095
                  ----------------------

Telephone Number: 312-697-3955
                 -----------------------

Address:  311 S. Wacker
         -------------------------------
          Suite 2725
         -------------------------------
          Chicago, IL. 60606
         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


THOMAS STRAHAN
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ THOMAS STRAHAN
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  1115 Normandy Trace Rd
          ------------------------------        --------------------------------
          Tampa, Fl 33602
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------



----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:

JERRY R. WOOD & SABRA M. WOOD TRUSTEES
OF THE JERRY R. WOOD AND SABRA M. WOOD
LOVING TRUST
----------------------------------------
          Name of Entity

/s/ JERRY R. WOOD
----------------------------------------
          Signature


Print Name: JERRY R. WOOD
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: ###-##-####
                  ----------------------

Telephone Number: 636-978-3578
                 -----------------------

Address:  1854 Alois Ave.
         -------------------------------
          O'Fallon, MO
         -------------------------------
          63366
         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


GLENN E. MULLEN
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ GLENN E. MULLEN
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  601 Circlewood Dr.
          ------------------------------        --------------------------------
          Venice, FL 34293
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


JOSEPH FUNSTON                                  Not an Accredited Investor
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ JOSEPH FUNSTON
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  22101 Pickford
          ------------------------------        --------------------------------
          Detroit, MI 48219
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


KITTY J. CHEVERERE                              Not an Accredited Investor
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ KITTY J. CHEVERERE
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  250 Eldorado N221
          ------------------------------        --------------------------------
          Webster TX 77598
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


JON CHEVERERE                                   Not an Accredited Investor
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ JON CHEVERERE
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  4611 Astible Cir
          ------------------------------        --------------------------------
          Alworth, GA 30102
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


Dolobas Bonadeo                                 Not an Accredited Investor
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:   23351
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


                                                Not an Accredited Investor
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:


Zachary Taylor Wilson        Child Trust
----------------------------------------
          Name of Entity

 John R. Beard
----------------------------------------
          Signature


Print Name: John R. Beard, Trustee
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: 43-6827342
                  ----------------------

Telephone Number: 314-991-8550
                 -----------------------

Address:  265 Runnymede
         -------------------------------
          St. Louis, MO 63141
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


                                                Not an Accredited Investor
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:


Nathaniel Ryan Wilson Grandchild Trust
----------------------------------------
          Name of Entity

John R. Beard
----------------------------------------
          Signature


Print Name: JOHN R. BEARD, TRUSTEE
           -----------------------------

Title: TRUSTEE
      ----------------------------------

Taxpayer I.D. No.: 43-6827341
                  ----------------------

Telephone Number: 314-991-8550
                 -----------------------

Address:  265 Runnymede
         -------------------------------
          St. Louis, MO 63141
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


                                                 Not an Accredited Investor.
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:


Mathis Patrick Wilson Grandchild Trust
----------------------------------------
          Name of Entity

John R. Beard
----------------------------------------
          Signature


Print Name: John R. Beard, TRUSTEE
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: 43-6827338
                  ----------------------

Telephone Number: 314-991-8550
                 -----------------------

Address: 265 Runnymede
         -------------------------------
         St. Louis, MO 63141
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


                                                Not an Accredited Investor
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:


JEREMIAH LEE WILSON GRANDCHILD TRUST
----------------------------------------
          Name of Entity

/s/ JOHN R. BEARD
----------------------------------------
          Signature


Print Name: JOHN R. BEARD, TRUSTEE
           -----------------------------

Title: TRUSTEE
      ----------------------------------

Taxpayer I.D. No.: 43-6827340
                  ----------------------

Telephone Number: 314-991-8550
                 -----------------------

Address:  265 Runnymede
         -------------------------------
          St. Louis, MO 63141
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


FRANKLYN W. WILLIAMS                            Not an Accredited Investor.
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ FRANKLYN W. WILLIAMS
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  5313 5 Miles Grant Rd
          ------------------------------        --------------------------------
          204K 5Foot FL
          ------------------------------        --------------------------------
          34997
          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


Debra J. Stingley                               Not an Accredited Investor
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


                                                Not an Accredited Investor.
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:


Ricky Gene            Grandchild Trust
----------------------------------------
          Name of Entity

John R. Beard
----------------------------------------
          Signature


Print Name: John R. Beard, TRUSTEE
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: 43-6827343
                  ----------------------

Telephone Number: 314-991-8550
                 -----------------------

Address: 265 Runnymede
         -------------------------------
         St. Louis MO 63141
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


                                                Not an Accredited Investor
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:   4541 S.W.         Dr.
          ------------------------------        --------------------------------
           Palm City, FL 34990
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


RANDALL L. ROLL                                 Not an Accredited Investor
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ RANDALL L. ROLL
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  606 8th Ave SW
          ------------------------------        --------------------------------
          Conover, NC 28613
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


                                                 Not an Accredited Investor.
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:

THE WILLIAM GERARD MULLEN IRREVOCABLE
FAMILY TRUST
----------------------------------------
          Name of Entity

John R. Beard
----------------------------------------
          Signature


Print Name: John R. Beard, Trustee
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: 43-6827331
                  ----------------------

Telephone Number: 314-991-3550
                 -----------------------

Address: 265 Runnymede
         -------------------------------
         St. Louis, MO 63141
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


GARY MORRIS                                     Not an Accredited Investor
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ GARY MORRIS
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  14999 Calver Rd.
          ------------------------------        --------------------------------
          West Springfield, Pa 16443
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


RICHARD FOLLETT                                 Not an Accredited Investor
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ RICHARD FOLLETT
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  1954 Parkside Dr
          ------------------------------        --------------------------------
          Elizabeth, PA 15037
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE
/s/ SEAN PATRICK POWERS

                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


SEAN PATRICK POWERS
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ SEAN PATRICK POWERS
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  1527 SW 1st Ave.
          ------------------------------        --------------------------------
          Boca Raton, FL 33432
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


KELLY MARIE POWERS                              Not an Accredited Investor
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ KELLY MARIE POWERS
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  3179 California Street
          ------------------------------        --------------------------------
          San Francisco, CA 94115
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE
/s/ JOSEPH P. POWERS

                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


JOSEPH P. POWERS
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ JOSEPH P. POWERS
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  17763 Crooked Oak Ave
          ------------------------------        --------------------------------
          Boca Raton, FL 33987
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

See Attached Share Identification Rider to Joinder Agreement.

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE

/s/ Barbara Ann Powers
                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


Barbara Ann Powers
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
Barbara Ann Powers
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:     17763 Crooked Oak Ave
          ------------------------------        --------------------------------
             Boca Raton, FL 33487
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON
                                     C-155

The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------



----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:

The Rosemarie Mulholland Irrevocable
Trust Agreement
----------------------------------------
          Name of Entity

/s/ NORMA MERCURIO
----------------------------------------
          Signature


Print Name: NORMA MERCURIO
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: Applied For
                  ----------------------

Telephone Number: (561) 627-1096
                 -----------------------

Address: 12268 Channel Dr.
         -------------------------------
         North Palm Beach, FL 33408
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


ROSEMARIE MULHOLLAND
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ ROSEMARIE MULHOLLAND
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  1128 Country Club Dr
          ------------------------------        --------------------------------
          No. Palm Beach, FL
          ------------------------------        --------------------------------
          33408
          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

See Share Identification Rider to Joinder Agreement.

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON
                                     C-152

The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------



----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:

THE MEGAN MULHOLLAND IRREVOCABLE
TRUST AGREEMENT
----------------------------------------
          Name of Entity

/s/ Norma Mercurio
----------------------------------------
          Signature


Print Name: NORMA MERCURIO
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: Applied For
                  ----------------------

Telephone Number: (561) 627-1096
                 -----------------------

Address:  12268 Channel Dr.
         -------------------------------
          North Palm Beach, FL 33408
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON
                                     C-151

The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE /s/


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------



----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:

The Kara Mulholland Irrevocable
Trust Agreement
----------------------------------------
          Name of Entity

NORMA MERCURIO
----------------------------------------
          Signature


Print Name: NORMA MERCURIO
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: Applied For
                  ----------------------

Telephone Number: (561) 627-1096
                 -----------------------

Address: 12268 Channel Dr.
         -------------------------------
         North Palm Beach, FL 33408
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON
                                     C-156

The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


WILLIAM J. MERCURIO, JR.
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ WILLIAM J. MERCURIO, JR.
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  12268 Channel Dr.
          ------------------------------        --------------------------------
          North Palm Beach, FL 33408
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.: Applied For
                  ----------------------

Telephone Number: (561) 627-1096
                 -----------------------

Address:  12268 Channel Dr.
         -------------------------------
          North Palm Beach, FL 33408
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON
                                     C-164

The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE
/s/ WILLIAM J. MERCURIO AND DANIELLE MERCURIO

                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------

WILLIAM J. MERCURIO AND
DANIELLE MERCURIO
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  12268 Channel Dr.
          ------------------------------        --------------------------------
          North Palm Beach, FL 33408
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.: ###-##-####
                  ----------------------

Telephone Number: (561) 627-1096
                 -----------------------

Address: 12268 Channel Dr.
         -------------------------------
         North Palm Beach, FL 33408
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


WILLIAM J. MERCURIO
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ WILLIAM J. MERCURIO
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  12268 Channel Dr.
          ------------------------------        --------------------------------
          North Palm Beach, FL 33408
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.: ###-##-####
                  ----------------------

Telephone Number: (561) 627-1096
                 -----------------------

Address:  12268 Channel Dr.
         -------------------------------
          North Palm Bach, FL 33408
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

See Attached Share Identification Rider to Joinder Agreement.

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON
                                     C-154

The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------



----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:

The Michelle Mercurio Irrevocable
Trust Agreement
----------------------------------------
          Name of Entity

NORMA MERCURIO
----------------------------------------
          Signature


Print Name: NORMA MERCURIO
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: Applied For
                  ----------------------

Telephone Number: (561) 627-1096
                 -----------------------

Address: 12268 Channel Dr.
         -------------------------------
         North Palm Beach, FL 33408
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON
                                     C-153

The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------



----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:

THE JOHN M. MERCURIO IRREVOCABLE
TRUST AGREEMENT
----------------------------------------
          Name of Entity

NORMA MERCURIO
----------------------------------------
          Signature


Print Name: NORMA MERCURIO
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: Applied for
                  ----------------------

Telephone Number: (561) 627-1096
                 -----------------------

Address:  12268 Channel Dr.
         -------------------------------
          North Palm Bach, FL 33408
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON
                                     C-138

The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------



----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:


Lisa Garrett Moye Irrevocable Trust
----------------------------------------
          Name of Entity

/s/ J.L. GARRETT
----------------------------------------
          Signature


Print Name: J.L. GARRETT
           -----------------------------

Title: Trustee
      ----------------------------------

Taxpayer I.D. No.: Applied For
                  ----------------------

Telephone Number: 407-886-4649
                 -----------------------

Address: 602 E. Welch Rd
         -------------------------------
         Apopka, FL 32712
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON
                                     C-141

The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


Lisa Garrett Moye
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ Lisa Garrett Moye
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  1006 N. Elm St.
          ------------------------------        --------------------------------
          Greensboro, NC 27401
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------



----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ Robert J. Garrett
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  817 Pink Camelia Ct.
          ------------------------------        --------------------------------
          Apopka, FL. 32712
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON
                                     C-137

The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------



----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:


Rachael L. Garrett Irrevocable Trust
----------------------------------------
          Name of Entity

/s/ RACHAEL L. GARRETT
----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.: Applied For
                  ----------------------

Telephone Number: 407-886-4649
                 -----------------------

Address: 602 E. Welch Rd
         -------------------------------
         Apopka, FL 32712
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON
                                     C-140

The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


Rachael L. Garrett
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ Rachael L. Garrett
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON
                                     C-143

The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------

J. L. Garrett

----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ J. L. Garrett
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  602 E. Welch Rd
          ------------------------------        --------------------------------
          Apopka, FL 32712
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON
                                     C-139

The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------



----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:


Elizabeth H. Garrett Irrevocable Trust
----------------------------------------
          Name of Entity

/s/ ELIZABETH H. GARRETT
----------------------------------------
          Signature


Print Name: J. L. Garrett
           -----------------------------

Title: TRUSTEE
      ----------------------------------

Taxpayer I.D. No.: Applied For
                  ----------------------

Telephone Number: 407-886-4649
                 -----------------------

Address: 602 E. Welch Rd
         -------------------------------
         Apopka, FL 32712
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON
                                     C-142

The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


ELIZABETH A. GARRETT
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------
/s/ ELIZABETH A. GARRETT
----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:  817 Pink Camelia Ct
          ------------------------------        --------------------------------
          Apopka FL 32712
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:



----------------------------------------
          Name of Entity


----------------------------------------
          Signature


Print Name:
           -----------------------------

Title:
      ----------------------------------

Taxpayer I.D. No.:
                  ----------------------

Telephone Number:
                 -----------------------

Address:
         -------------------------------

         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


      JOINDER TO REORGANIZATION AGREEMENT AND TRANSMITTAL OF ORIUS COMMON


The undersigned agrees to be bound by the terms of the Reorganization Agreement and agrees to all of the provisions thereof, as well as the terms and agreements above, and makes the representations and warranties set forth above.


SIGN HERE


                                                --------------------------------
IF THE UNDERSIGNED IS AN INDIVIDUAL:                 EXCEPTIONS SCHEDULE
                                                --------------------------------


                                                 Not an Accredited Investor
----------------------------------------        --------------------------------
          Print Name
                                                --------------------------------

                                                --------------------------------

----------------------------------------        --------------------------------
          Signature
                                                --------------------------------
Address:
          ------------------------------        --------------------------------

          ------------------------------        --------------------------------

          ------------------------------        --------------------------------


If the Undersigned is a Corporation,
Partnership or Trust:


Powers Grandchildren's Trust
----------------------------------------
          Name of Entity

/s/ JOSEPH G. BONNEVIER
----------------------------------------
          Signature


Print Name: JOSEPH G. BONNEVIER
            KATHLEEN M. BONNEVIER
           -----------------------------

Title: Trustees
      ----------------------------------

Taxpayer I.D. No.: 58-6402685
                  ----------------------

Telephone Number: 703-281-6430
                 -----------------------

Address: 1727 Larkmeade Dr
         -------------------------------
         Vienna VA 22182
         -------------------------------

         -------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE ORIUS COMMON OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE



TRANSMITTAL OF LISN SHARES                  SPECIFIC AGREEMENT TO
                                            EXCHANGE NOTES


SIGN HERE                                   SIGN HERE


The undersigned agrees to all of the        The undersigned hereby agrees to
terms above, other than those               exchange the LISN Junior Notes (as
exclusively relating to the LISN            defined above) pursuant to the Note
Junior Notes, including by making           Exchange Agreement.
the representations and warranties
set forth above.


IF THE UNDERSIGNED IS AN INDIVIDUAL:        IF THE UNDERSIGNED IS AN INDIVIDUAL:


------------------------------------        ------------------------------------
            Print Name                                      Print Name


------------------------------------        ------------------------------------
            Signature                                       Signature


IF THE UNDERSIGNED IS A CORPORATION,        IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:                       PARTNERSHIP OR TRUST:

BANCBOSTON VENTURES, INC.                   BANCBOSTON VENTURES, INC.
------------------------------------        ------------------------------------
         Name of Entity                              Name of Entity

/s/ THERESA A. NIBI                         /s/ THERESA A. NIBI
------------------------------------        ------------------------------------
            Signature                                       Signature

Print Name:  Theresa A. Nibi                Print Name: Theresa A. Nibi
           -------------------------                   -------------------------

Title:   Director                           Title:  Director
      ------------------------------              ------------------------------


Taxpayer I.D. No.:                          Taxpayer I.D. No.:

046013165                                   046013165
------------------------------------        ------------------------------------


Telephone Number:                           Telephone Number:

617-434-6913                                617-434-6913
------------------------------------        ------------------------------------


Address:                                    Address:

175 Federal Street, 10th Floor               175 Federal Street, 10th Floor
------------------------------------        ------------------------------------
Boston, MA 02110                            Boston, MA 02110
------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

TRANSMITTAL OF LISN SHARES                  SPECIFIC AGREEMENT TO
                                            EXCHANGE NOTES


SIGN HERE                                   SIGN HERE


The undersigned agrees to all of the        The undersigned hereby agrees to
terms above, other than those               exchange the LISN Junior Notes (as
exclusively relating to the LISN            defined above) pursuant to the Note
Junior Notes, including by making           Exchange Agreement.
the representations and warranties
set forth above.


CHISHOLM PARTNERS III, L.P.                 CHISHOLM PARTNERS III, L.P.
------------------------------------        ------------------------------------
         Name of Entity                              Name of Entity

/s/ GREGORY M. BARR                         /s/ GREGORY M. BARR
------------------------------------        ------------------------------------
            Signature                                   Signature

Print Name: GREGORY M. BARR                 Print Name: GREGORY M. BARR
           -------------------------                   -------------------------

Title: Vice President                        Title: Vice President
       Silverado III Corp.                          Silverado III corp.
       General Partner,                             General Partner,
        Silverado III, L.P.                          Silverado III, L.P.
       General Partner, Chisholm                    General Partner, Chisholm
        Partners III, LP                             Partners III, LP
      ------------------------------              ------------------------------


Taxpayer I.D. No.:                          Taxpayer I.D. No.:


------------------------------------        ------------------------------------


Telephone Number:                           Telephone Number:


------------------------------------        ------------------------------------


Address:                                    Address:

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE LISN SHARES AND LISN JUNIOR NOTES OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

TRANSMITTAL OF LISN SHARES                  SPECIFIC AGREEMENT TO
                                            EXCHANGE NOTES


SIGN HERE                                   SIGN HERE


The undersigned agrees to all of the        The undersigned hereby agrees to
terms above, other than those               exchange the LISN Junior Notes (as
exclusively relating to the LISN            defined above) pursuant to the Note
Junior Notes, including by making           Exchange Agreement.
the representations and warranties
set forth above.


FLEET EQUITY PARTNERS VI, L.P.            FLEET EQUITY PARTNERS VI, L.P.
------------------------------------      ------------------------------------
         Name of Entity                            Name of Entity

/s/                                       /s/
------------------------------------      ------------------------------------
            Signature                                Signature

Print Name: GREGORY  M. BARR              Print Name: GREGORY M. BARR
           -------------------------                 -------------------------
Title: Vice President                     Title: Vice President
       Fleet Growth Resources II, Inc.           Fleet Growth Resources II, Inc.
       General Partner                           General Partner
      ------------------------------            ------------------------------


Taxpayer I.D. No.:                        Taxpayer I.D. No.:


------------------------------------      ------------------------------------


Telephone Number:                         Telephone Number:


------------------------------------      ------------------------------------


Address:                                  Address:

------------------------------------      ------------------------------------

------------------------------------      ------------------------------------

------------------------------------      ------------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE LISN SHARES AND LISN JUNIOR NOTES OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


TRANSMITTAL OF LISN SHARES                  SPECIFIC AGREEMENT TO
                                            EXCHANGE NOTES


SIGN HERE                                   SIGN HERE


The undersigned agrees to all of the        The undersigned hereby agrees to
terms above, other than those               exchange the LISN Junior Notes (as
exclusively relating to the LISN            defined above) pursuant to the Note
Junior Notes, including by making           Exchange Agreement.
the representations and warranties
set forth above.


FLEET VENTURE RESOURCES, INC.             FLEET VENTURE RESOURCES, INC.
------------------------------------      ------------------------------------
         Name of Entity                            Name of Entity

/s/                                       /s/
------------------------------------      ------------------------------------
            Signature                                Signature

Print Name: GREGORY  M. BARR              Print Name: GREGORY M. BARR
           -------------------------                 -------------------------

Title: Vice President                     Title: Vice President
      ------------------------------            ------------------------------


Taxpayer I.D. No.:                        Taxpayer I.D. No.:


------------------------------------      ------------------------------------


Telephone Number:                         Telephone Number:


------------------------------------      ------------------------------------


Address:                                  Address:

------------------------------------      ------------------------------------

------------------------------------      ------------------------------------

------------------------------------      ------------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE LISN SHARES AND LISN JUNIOR NOTES OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


TRANSMITTAL OF LISN SHARES                  SPECIFIC AGREEMENT TO
                                            EXCHANGE NOTES


SIGN HERE                                   SIGN HERE


The undersigned agrees to all of the        The undersigned hereby agrees to
terms above, other than those               exchange the LISN Junior Notes (as
exclusively relating to the LISN            defined above) pursuant to the Note
Junior Notes, including by making           Exchange Agreement.
the representations and warranties
set forth above.


KENNEDY PLAZA PARTNERS                      KENNEDY PLAZA PARTNERS
------------------------------------        ------------------------------------
         Name of Entity                              Name of Entity

/s/ GREGORY M. BARR                         /s/ GREGORY M. BARR
------------------------------------        ------------------------------------
            Signature                                  Signature

Print Name: GREGORY M. BARR                 Print Name: GREGORY M. BARR
           -------------------------                   -------------------------

Title: General Partner                      Title: General Partner
      ------------------------------              ------------------------------


Taxpayer I.D. No.:                          Taxpayer I.D. No.:


------------------------------------        ------------------------------------


Telephone Number:                           Telephone Number:


------------------------------------        ------------------------------------


Address:                                    Address:

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE LISN SHARES AND LISN JUNIOR NOTES OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE

TRANSMITTAL OF LISN SHARES                      SPECIFIC AGREEMENT TO
                                                EXCHANGE NOTES


SIGN HERE                                       SIGN HERE


The undersigned agrees to all of the            The undersigned hereby agrees to
terms above, other than those                   exchange the LISN Junior Notes (as
exclusively relating to the LISN                defined above) pursuant to the Note
Junior Notes, including by making               Exchange Agreement.
the representations and warranties
set forth above.

If the Undersigned is an Individual:            If the Undersigned is an Individual:


------------------------------------            ------------------------------------
             Print Name                                      Print Name


------------------------------------            ------------------------------------
             Signature                                       Signature

If the Undersigned is a Corporation,            If the Undersigned is a Corporation,
Partnership or Trust:                           Partnership or Trust:

INDOSUEZ LISN PARTNERS                          INDOSUEZ LISN PARTNERS
------------------------------------            ------------------------------------
         Name of Entity                                  Name of Entity

/s/ MICHAEL WALSH B. GRABOWSKI                  /s/ MICHAEL WALSH B. GRABOWSKI
------------------------------------            ------------------------------------
            Signature                                           Signature

Print Name: MICHAEL WALSH B. GRABOWSKI          Print Name: MICHAEL WALSH B. GRABOWSKI
           -------------------------                       -------------------------

Title: Vice Presidents of Indosvez              Title: Vice Presidents of Indosuez CM II, Inc.
       CM II, Inc., Managing General Partner           Managing General Partner
      ------------------------------                  ------------------------------


Taxpayer I.D. No.:                              Taxpayer I.D. No.:


------------------------------------            ------------------------------------


Telephone Number:                               Telephone Number:


------------------------------------            ------------------------------------


Address:                                        Address:

------------------------------------            ------------------------------------

------------------------------------            ------------------------------------

------------------------------------            ------------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE LISN SHARES AND LISN JUNIOR NOTES OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE

TRANSMITTAL OF LISN SHARES                        SPECIFIC AGREEMENT TO
                                                  EXCHANGE NOTES


SIGN HERE                                         SIGN HERE


The undersigned agrees to all of the              The undersigned hereby agrees to
terms above, other than those                     exchange the LISN Junior Notes (as
exclusively relating to the LISN                  defined above) pursuant to the Note
Junior Notes, including by making                 Exchange Agreement.
the representations and warranties
set forth above.


WILLIS STEIN & PARTNERS II, L.P.                  WILLIS STEIN & PARTNERS II, L.P.

By: Willis Stein & Partners Management            By: Willis Stein & Partners Management II, L.P.
    II, L.L.C.

Its: General Partner                              Its: General Partner

By: Willis Stein & Partners II, L.L.C.            By: Willis Stein & Partners II, L.L.C

By: /s/ Robert C. Froetscher                      By: /s/ Robert C. Froetscher
    --------------------------------                  --------------------------------

Name: Robert C. Froetscher                        Name: Robert C. Froetscher
Title: Managing Director                          Title: Managing Director

Taxpayer I.D. No.:                                Taxpayer I.D. No.:


------------------------------------              ------------------------------------


Telephone Number:                                 Telephone Number:


------------------------------------              ------------------------------------


Address:                                          Address:

------------------------------------              ------------------------------------

------------------------------------              ------------------------------------

------------------------------------              ------------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE LISN SHARES AND LISN JUNIOR NOTES OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE


TRANSMITTAL OF LISN SHARES                SPECIFIC AGREEMENT TO
                                          EXCHANGE NOTES


SIGN HERE                                 SIGN HERE


The undersigned agrees to all of the      The undersigned hereby agrees to
terms above, other than those             exchange the LISN Junior Notes (as
exclusively relating to the LISN          defined above) pursuant to the Note
Junior Notes, including by making         Exchange Agreement.
the representations and warranties
set forth above.


WILLIS STEIN & PARTNERS DUTCH, L.P.       WILLIS STEIN & PARTNERS DUTCH, L.P.

By: Willis Stein & Partners II, L.P.      By: Willis Stein & Partners II, L.P.
Its: General Partner                      Its: General Partner

By: Willis Stein & Partners II, L.L.C.    By: Willis Stein & Partners II, L.L.C.

/s/ ROBERT C. FROETSCHER                  /s/ ROBERT C. FROETSCHER
------------------------------------      ------------------------------------
Name: Robert C. Froetscher                Name: Robert C. Froetscher
Title: Managing Director                  Title: Managing Director

Taxpayer I.D. No.:                        Taxpayer I.D. No.:


------------------------------------      ------------------------------------


Telephone Number:                         Telephone Number:


------------------------------------      ------------------------------------


Address:                                  Address:

------------------------------------      ------------------------------------

------------------------------------      ------------------------------------

------------------------------------      ------------------------------------

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE LISN SHARES AND LISN JUNIOR NOTES OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE

TRANSMITTAL OF LISN SHARES                  SPECIFIC AGREEMENT TO
                                            EXCHANGE NOTES


SIGN HERE                                   SIGN HERE


The undersigned agrees to all of the        The undersigned hereby agrees to
terms above, other than those               exchange the LISN Junior Notes (as
exclusively relating to the LISN            defined above) pursuant to the Note
Junior Notes, including by making           Exchange Agreement.
the representations and warranties
set forth above.


IF THE UNDERSIGNED IS AN INDIVIDUAL:        IF THE UNDERSIGNED IS AN INDIVIDUAL:


------------------------------------        ------------------------------------
           Print Name                                  Print Name

------------------------------------        ------------------------------------
            Signature                                   Signature



IF THE UNDERSIGNED IS A CORPORATION,        IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:                       PARTNERSHIP OR TRUST:

James S. Hivnor
Electing Small Business
------------------------------------        ------------------------------------
         Name of Entity                              Name of Entity

/s/ J. S. Hivnor                            /s/ J. S. Hivnor
------------------------------------        ------------------------------------
            Signature                                       Signature

Print Name: JAMES S. HIVNOR                 Print Name: JAMES S. HIVNOR
           -------------------------                   -------------------------

Title: TRUSTEE                              Title:
      ------------------------------              ------------------------------


Taxpayer I.D. No.:                          Taxpayer I.D. No.:

34-7091855                                  ###-##-####
------------------------------------        ------------------------------------


Telephone Number:                           Telephone Number:

419-625-2538                                419-625-2538
------------------------------------        ------------------------------------


Address:                                    Address:

1919 Cedar Point Rd                         1919 Cedar Point Rd
------------------------------------        ------------------------------------
Sandusky OH 44870                           Sandusky OH 44870
------------------------------------        ------------------------------------

------------------------------------        ------------------------------------


(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) REPRESENTING THE LISN SHARES AND LISN JUNIOR NOTES OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH.)

                                   SIGNATURE



TRANSMITTAL OF LISN SHARES                  SPECIFIC AGREEMENT TO
                                            EXCHANGE NOTES


SIGN HERE                                   SIGN HERE


The undersigned agrees to all of the        The undersigned hereby agrees to
terms above, other than those               exchange the LISN Junior Notes (as
exclusively relating to the LISN            defined above) pursuant to the Note
Junior Notes, including by making           Exchange Agreement.
the representations and warranties
set forth above.


IF THE UNDERSIGNED IS AN INDIVIDUAL:        IF THE UNDERSIGNED IS AN INDIVIDUAL:


------------------------------------        ------------------------------------
            Print Name                                      Print Name


------------------------------------        ------------------------------------
            Signature                                       Signature


IF THE UNDERSIGNED IS A CORPORATION,        IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:                       PARTNERSHIP OR TRUST:
Donald J. Vanke Electing                    Donald J. Vanke Electing
Small Business Trust                        Small Business Trust
------------------------------------        ------------------------------------
         Name of Entity                              Name of Entity

/s/  DONALD J. VANKE                         /s/ DONALD J. VANKE
------------------------------------        ------------------------------------
            Signature                                       Signature

Print Name:  Donald J. Vanke                Print Name: Donald J. Vanke
           -------------------------                   -------------------------

Title:  Trustee                             Title: Trustee
      ------------------------------              ------------------------------


Taxpayer I.D. No.:                          Taxpayer I.D. No.:

34-7091856                                   34-7091856
------------------------------------        ------------------------------------


Telephone Number:                           Telephone Number:

(440) 846-0855                              (440) 846-0855
------------------------------------        ------------------------------------


Address:                                    Address:
13792 Peppercreek Dr.                       13792 Peppercreek Dr.
------------------------------------        ------------------------------------
Strongsville, OH 44136                      Strongsville, OH 44136
------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                                   SIGNATURE



TRANSMITTAL OF LISN SHARES                  SPECIFIC AGREEMENT TO
                                            EXCHANGE NOTES


SIGN HERE                                   SIGN HERE


The undersigned agrees to all of the        The undersigned hereby agrees to
terms above, other than those               exchange the LISN Junior Notes (as
exclusively relating to the LISN            defined above) pursuant to the Note
Junior Notes, including by making           Exchange Agreement.
the representations and warranties
set forth above.


IF THE UNDERSIGNED IS AN INDIVIDUAL:        IF THE UNDERSIGNED IS AN INDIVIDUAL:

RICHARD ALMASY                              RICHARD ALMASY
------------------------------------        ------------------------------------
            Print Name                                      Print Name

/s/ RICHARD ALMASY                          /s/ RICHARD ALMASY
------------------------------------        ------------------------------------
            Signature                                       Signature


IF THE UNDERSIGNED IS A CORPORATION,        IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:                       PARTNERSHIP OR TRUST:


------------------------------------        ------------------------------------
         Name of Entity                              Name of Entity


------------------------------------        ------------------------------------
            Signature                                       Signature

Print Name:                                 Print Name:
           -------------------------                   -------------------------

Title:                                      Title:
      ------------------------------              ------------------------------


Taxpayer I.D. No.:                          Taxpayer I.D. No.:


------------------------------------        ------------------------------------


Telephone Number:                           Telephone Number:


------------------------------------        ------------------------------------


Address:                                    Address:

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                                   SIGNATURE



TRANSMITTAL OF LISN SHARES                  SPECIFIC AGREEMENT TO
                                            EXCHANGE NOTES


SIGN HERE                                   SIGN HERE


The undersigned agrees to all of the        The undersigned hereby agrees to
terms above, other than those               exchange the LISN Junior Notes (as
exclusively relating to the LISN            defined above) pursuant to the Note
Junior Notes, including by making           Exchange Agreement.
the representations and warranties
set forth above.


IF THE UNDERSIGNED IS AN INDIVIDUAL:        IF THE UNDERSIGNED IS AN INDIVIDUAL:

ROBERT GARDNER
------------------------------------        ------------------------------------
            Print Name                                      Print Name

/s/ ROBERT GARDNER
------------------------------------        ------------------------------------
            Signature                                       Signature


IF THE UNDERSIGNED IS A CORPORATION,        IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:                       PARTNERSHIP OR TRUST:


------------------------------------        ------------------------------------
         Name of Entity                              Name of Entity


------------------------------------        ------------------------------------
            Signature                                       Signature

Print Name:                                 Print Name:
           -------------------------                   -------------------------

Title:                                      Title:
      ------------------------------              ------------------------------


Taxpayer I.D. No.:                          Taxpayer I.D. No.:


------------------------------------        ------------------------------------


Telephone Number:                           Telephone Number:


------------------------------------        ------------------------------------


Address:                                    Address:

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                                   SIGNATURE



TRANSMITTAL OF LISN SHARES                  SPECIFIC AGREEMENT TO
                                            EXCHANGE NOTES


SIGN HERE                                   SIGN HERE


The undersigned agrees to all of the        The undersigned hereby agrees to
terms above, other than those               exchange the LISN Junior Notes (as
exclusively relating to the LISN            defined above) pursuant to the Note
Junior Notes, including by making           Exchange Agreement.
the representations and warranties
set forth above.


IF THE UNDERSIGNED IS AN INDIVIDUAL:        IF THE UNDERSIGNED IS AN INDIVIDUAL:

JAMES GILLAN
------------------------------------        ------------------------------------
            Print Name                                      Print Name

/s/ JAMES GILLAN
------------------------------------        ------------------------------------
            Signature                                       Signature


IF THE UNDERSIGNED IS A CORPORATION,        IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:                       PARTNERSHIP OR TRUST:


------------------------------------        ------------------------------------
         Name of Entity                              Name of Entity


------------------------------------        ------------------------------------
            Signature                                       Signature

Print Name:                                 Print Name:
           -------------------------                   -------------------------

Title:                                      Title:
      ------------------------------              ------------------------------


Taxpayer I.D. No.:                          Taxpayer I.D. No.:


------------------------------------        ------------------------------------


Telephone Number:                           Telephone Number:


------------------------------------        ------------------------------------


Address:                                    Address:

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                                   SIGNATURE



TRANSMITTAL OF LISN SHARES                  SPECIFIC AGREEMENT TO
                                            EXCHANGE NOTES


SIGN HERE                                   SIGN HERE


The undersigned agrees to all of the        The undersigned hereby agrees to
terms above, other than those               exchange the LISN Junior Notes (as
exclusively relating to the LISN            defined above) pursuant to the Note
Junior Notes, including by making           Exchange Agreement.
the representations and warranties
set forth above.


IF THE UNDERSIGNED IS AN INDIVIDUAL:        IF THE UNDERSIGNED IS AN INDIVIDUAL:

DENNIS A. HENDRIX                           DENNIS A. HENDRIX
------------------------------------        ------------------------------------
            Print Name                                      Print Name

/s/ DENNIS A. HENDRIX                       /s/ DENNIS A. HENDRIX
------------------------------------        ------------------------------------
            Signature                                       Signature


IF THE UNDERSIGNED IS A CORPORATION,        IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:                       PARTNERSHIP OR TRUST:


------------------------------------        ------------------------------------
         Name of Entity                              Name of Entity


------------------------------------        ------------------------------------
            Signature                                       Signature

Print Name:                                 Print Name:
           -------------------------                   -------------------------

Title:                                      Title:
      ------------------------------              ------------------------------


Taxpayer I.D. No.:                          Taxpayer I.D. No.:


------------------------------------        ------------------------------------


Telephone Number:                           Telephone Number:


------------------------------------        ------------------------------------


Address:                                    Address:

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                                   SIGNATURE



TRANSMITTAL OF LISN SHARES                  SPECIFIC AGREEMENT TO
                                            EXCHANGE NOTES


SIGN HERE                                   SIGN HERE


The undersigned agrees to all of the        The undersigned hereby agrees to
terms above, other than those               exchange the LISN Junior Notes (as
exclusively relating to the LISN            defined above) pursuant to the Note
Junior Notes, including by making           Exchange Agreement.
the representations and warranties
set forth above.


IF THE UNDERSIGNED IS AN INDIVIDUAL:        IF THE UNDERSIGNED IS AN INDIVIDUAL:

Gordon W. Kurtz                              Gordon W. Kurtz
------------------------------------        ------------------------------------
            Print Name                                      Print Name

/s/ GORDON W. KURTZ                         /S/ GORDON W. KURTZ
------------------------------------        ------------------------------------
            SIGNATURE                                       Signature


IF THE UNDERSIGNED IS A CORPORATION,        IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:                       PARTNERSHIP OR TRUST:


------------------------------------        ------------------------------------
         Name of Entity                              Name of Entity


------------------------------------        ------------------------------------
            Signature                                       Signature

Print Name:                                 Print Name:
           -------------------------                   -------------------------

Title:                                      Title:
      ------------------------------              ------------------------------


Taxpayer I.D. No.:                          Taxpayer I.D. No.:


------------------------------------        ------------------------------------


Telephone Number:                           Telephone Number:


------------------------------------        ------------------------------------


Address:                                    Address:

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                                   SIGNATURE



TRANSMITTAL OF LISN SHARES                  SPECIFIC AGREEMENT TO
                                            EXCHANGE NOTES


SIGN HERE                                   SIGN HERE


The undersigned agrees to all of the        The undersigned hereby agrees to
terms above, other than those               exchange the LISN Junior Notes (as
exclusively relating to the LISN            defined above) pursuant to the Note
Junior Notes, including by making           Exchange Agreement.
the representations and warranties
set forth above.


IF THE UNDERSIGNED IS AN INDIVIDUAL:        IF THE UNDERSIGNED IS AN INDIVIDUAL:

DONALD L. SANNEMAN
------------------------------------        ------------------------------------
            Print Name                                      Print Name

/s/ DONALD L. SANNEMAN
------------------------------------        ------------------------------------
            Signature                                       Signature


IF THE UNDERSIGNED IS A CORPORATION,        IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:                       PARTNERSHIP OR TRUST:


------------------------------------        ------------------------------------
         Name of Entity                              Name of Entity


------------------------------------        ------------------------------------
            Signature                                       Signature

Print Name:                                 Print Name:
           -------------------------                   -------------------------

Title:                                      Title:
      ------------------------------              ------------------------------


Taxpayer I.D. No.:                          Taxpayer I.D. No.:


------------------------------------        ------------------------------------


Telephone Number:                           Telephone Number:


------------------------------------        ------------------------------------


Address:                                    Address:

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                                   SIGNATURE



TRANSMITTAL OF LISN SHARES                  SPECIFIC AGREEMENT TO
                                            EXCHANGE NOTES


SIGN HERE                                   SIGN HERE


The undersigned agrees to all of the        The undersigned hereby agrees to
terms above, other than those               exchange the LISN Junior Notes (as
exclusively relating to the LISN            defined above) pursuant to the Note
Junior Notes, including by making           Exchange Agreement.
the representations and warranties
set forth above.


IF THE UNDERSIGNED IS AN INDIVIDUAL:        IF THE UNDERSIGNED IS AN INDIVIDUAL:

JAMES R. SHARP                              JAMES R. SHARP
------------------------------------        ------------------------------------
            Print Name                                      Print Name

/s/ JAMES R. SHARP                          /s/ JAMES R. SHARP
------------------------------------        ------------------------------------
            Signature                                       Signature


IF THE UNDERSIGNED IS A CORPORATION,        IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:                       PARTNERSHIP OR TRUST:


------------------------------------        ------------------------------------
         Name of Entity                              Name of Entity


------------------------------------        ------------------------------------
            Signature                                       Signature

Print Name:                                 Print Name:
           -------------------------                   -------------------------

Title:                                      Title:
      ------------------------------              ------------------------------


Taxpayer I.D. No.:                          Taxpayer I.D. No.:


------------------------------------        ------------------------------------


Telephone Number:                           Telephone Number:


------------------------------------        ------------------------------------


Address:                                    Address:

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                                   SIGNATURE



TRANSMITTAL OF LISN SHARES                  SPECIFIC AGREEMENT TO
                                            EXCHANGE NOTES


SIGN HERE                                   SIGN HERE


The undersigned agrees to all of the        The undersigned hereby agrees to
terms above, other than those               exchange the LISN Junior Notes (as
exclusively relating to the LISN            defined above) pursuant to the Note
Junior Notes, including by making           Exchange Agreement.
the representations and warranties
set forth above.


IF THE UNDERSIGNED IS AN INDIVIDUAL:        IF THE UNDERSIGNED IS AN INDIVIDUAL:

KEVIN L. SOWELL                             KEVIN L. SOWELL
------------------------------------        ------------------------------------
            Print Name                                      Print Name

/s/ KEVIN L. SOWELL                         /s/ KEVIN L. SOWELL
------------------------------------        ------------------------------------
            Signature                                       Signature


IF THE UNDERSIGNED IS A CORPORATION,        IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:                       PARTNERSHIP OR TRUST:


------------------------------------        ------------------------------------
         Name of Entity                              Name of Entity


------------------------------------        ------------------------------------
            Signature                                       Signature

Print Name:                                 Print Name:
           -------------------------                   -------------------------

Title:                                      Title:
      ------------------------------              ------------------------------


Taxpayer I.D. No.:                          Taxpayer I.D. No.:


------------------------------------        ------------------------------------


Telephone Number:                           Telephone Number:


------------------------------------        ------------------------------------


Address:                                    Address:

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                                   SIGNATURE



TRANSMITTAL OF LISN SHARES                  SPECIFIC AGREEMENT TO
                                            EXCHANGE NOTES


SIGN HERE                                   SIGN HERE


The undersigned agrees to all of the        The undersigned hereby agrees to
terms above, other than those               exchange the LISN Junior Notes (as
exclusively relating to the LISN            defined above) pursuant to the Note
Junior Notes, including by making           Exchange Agreement.
the representations and warranties
set forth above.


IF THE UNDERSIGNED IS AN INDIVIDUAL:        IF THE UNDERSIGNED IS AN INDIVIDUAL:

James Wantuck                               James Wantuck
------------------------------------        ------------------------------------
            Print Name                                      Print Name

/s/ James Wantuck                           /s/ James Wantuck
------------------------------------        ------------------------------------
            Signature                                       Signature


IF THE UNDERSIGNED IS A CORPORATION,        IF THE UNDERSIGNED IS A CORPORATION,
PARTNERSHIP OR TRUST:                       PARTNERSHIP OR TRUST:


------------------------------------        ------------------------------------
         Name of Entity                              Name of Entity


------------------------------------        ------------------------------------
            Signature                                       Signature

Print Name:                                 Print Name:
           -------------------------                   -------------------------

Title:                                      Title:
      ------------------------------              ------------------------------


Taxpayer I.D. No.:                          Taxpayer I.D. No.:


------------------------------------        ------------------------------------


Telephone Number:                           Telephone Number:


------------------------------------        ------------------------------------


Address:                                    Address:

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------